                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No___


                         Post-Effective Amendment No. 21


                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 21


                                   ICON Funds
               (Exact Name of Registrant as Specified in Charter)

                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Address of Principal Executive Office)

       Registrant's Telephone Number, including Area Code: (303) 790-1600

                              Donald Salcito, Esq.
                         5299 DTC Boulevard, Suite 1200
                        Greenwood Village, Colorado 80111
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):


/ / immediately upon filing pursuant to paragraph (b)
/ / on ________________ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/X/ on January 31, 2006 pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on ________________ pursuant to paragraph (a)(2) of rule 485.

PROSPECTUS

ICON U.S. DIVERSIFIED FUNDS


- JANUARY 31, 2006


ICON BOND FUND
ICON CORE EQUITY FUND
ICON COVERED CALL FUND
ICON EQUITY INCOME FUND
ICON LONG/SHORT FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ICON FUNDS(R) LOGO]

                                                               TABLE OF CONTENTS


ICON'S INVESTMENT APPROACH                                                   [2]

FUND SUMMARIES                                                               [3]
   ICON Bond Fund                                                            [4]
   ICON Core Equity Fund                                                     [9]
   ICON Covered Call Fund                                                   [13]
   ICON Equity Income Fund                                                  [18]
   ICON Long/Short Fund                                                     [23]

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                  [28]

THE FUNDS' INVESTMENT MANAGER                                               [31]

ABOUT YOUR INVESTMENT                                                       [33]
   Your Share Price                                                         [33]
   Investing in the ICON Funds                                              [35]
   Classes of Shares and Distribution Arrangements                          [37]
   Opening an Account                                                       [40]
   Doing Business with the ICON Funds                                       [44]
   Redeeming Shares                                                         [46]
   Transaction Policies                                                     [48]
   For More Information About Your Account                                  [51]
   Establishing Additional Services                                         [52]

DIVIDENDS AND OTHER DISTRIBUTIONS                                           [53]

TAXES                                                                       [54]

FINANCIAL HIGHLIGHTS                                                        [55]

ICON FUNDS PRIVACY POLICY                                                   [70]


[ICON LOGO]

ICON'S INVESTMENT APPROACH

ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

We believe the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinisic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.

The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields provide us with a view to the intrinsic value of a company. We use these fundamentals to analyze our database of the hundreds of companies included in the 139 separate industries and nine basic market sectors defined in the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to its current market price to arrive at a "value-to-price" ratio for each stock, and in turn, develop a value-to-price ratio for each of the 139 industries.

In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.

We view the bond market as an asset class with different sectors defined by duration and quality. We believe that bonds in sectors that were leaders become overpriced relative to intrinisic value, and bonds in sectors that were not in favor drop below intrinsic value. We sell sectors we believe are overpriced and buy sectors we believe are underpriced to attempt to capture developing sector themes. Bond investments are based on valuation and not on economic or interest rate forecasts. We determine valuation using interest and principal payments which are discounted to present value. We compare this valuation to the current market price to determine which bonds are underpriced or overpriced.

                                   One Market

                                  Nine Sectors

                               139 S&P Industries

                           ICON's Investment Database

[SIDENOTE]

THINKING OUTSIDE THE BOX

MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTIONS ON THE MARKET CAPITALIZATION OF ITS INVESTMENTS.

ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, AND LARGE-SIZE COMPANIES BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.

VALUATION DISCIPLINE

THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE THAT STOCK PRICES HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages [4 to 27]. Additional information about the Funds' investment strategies begins on page [28].


Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these indexes.

- The unmanaged Standard & Poor's (S&P) SuperComposite 1500 Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

- The unmanaged Lehman Brothers U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-ERISA portion of the Commercial Mortgage-Backed Securities (CMBS) Index and the CMBS High-Yield Index.

Factset Research Systems, Inc. ("Factset") and Bloomberg are the sources for the index returns included in this Prospectus.

[SIDENOTE]

WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON BOND FUND

TICKER SYMBOLS:  CLASS C: IOBCX  CLASS I: IOBIX  CLASS Z: IOBZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Bond Fund seeks maximum total return using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a broad range of U.S. dollar-denominated bonds. These include corporate bonds, notes, debentures, asset-backed securities, and mortgage-related securities, as well as U.S. government and agency securities. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 25% of its assets in lower-rated securities. The Fund may also invest up to 20% of its assets in foreign securities. There is no limit on the Fund's average maturity or on the maturity of any individual issues in the Fund.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

INTEREST RATE RISK. Bond prices tend to move inversely with changes in interest rates. For example, when interest rates rise, bond prices generally fall. Securities with longer durations are more sensitive to changes in interest rates. Performance could also be affected if unexpected interest rate trends cause the Fund's mortgage or asset-backed securities to be paid off substantially earlier or later than expected. Slower payoffs effectively increase maturity, also heightening interest rate risk. When interest rates fall, many mortgages are refinanced and mortgage-backed securities may be repaid early. As a result, the Fund may not experience the increase in market value from these securities that normally accompanies a decline in interest rates.

CREDIT RISK. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a bond can cause a bond's price to fall, potentially affecting the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security may decline because investors may demand a higher rate of return.

[SIDENOTE]

CREDIT RATINGS

MANY DEBT SECURITIES ARE ASSIGNED CREDIT RATINGS BY AGENCIES SUCH AS S&P OR MOODY'S THAT EVALUATE THE QUALITY OF PUBLICLY OFFERED DEBT. SECURITIES WITH A CREDIT RATING OF BBB, Baa OR HIGHER ARE GENERALLY CONSIDERED INVESTMENT GRADE. LOWER RATED SECURITIES, OFTEN CALLED "HIGH YIELD" OR "JUNK BONDS," ARE RATED BB OR Ba OR LOWER AT THE TIME OF PURCHASE OR THE UNRATED EQUIVALENT AS DETERMINED BY ICON. BECAUSE THEIR ISSUERS MAY BE AT AN EARLY STAGE OF DEVELOPMENT OR HAVE BEEN UNABLE TO REPAY PAST DEBTS, THESE LOWER-RATED BONDS TYPICALLY MUST OFFER HIGHER YIELDS THAN INVESTMENT-GRADE BONDS TO COMPENSATE INVESTORS FOR GREATER CREDIT RISK.

DURATION

DURATION IS A MEASURE THAT ENABLES FIXED INCOME SECURITIES OF DIFFERENT MATURITIES AND COUPON RATES TO BE COMPARED. DURATION MEASURES THE EXPECTED LIFE OF A FIXED INCOME SECURITY AND IS USED TO DETERMINE THE SENSITIVITY OF A SECURITY'S PRICE TO CHANGES IN INTEREST RATES. THE LONGER A SECURITY'S DURATION, THE MORE SENSITIVE IT WILL BE TO CHANGES IN INTEREST RATES.

HIGH YIELD RISK. The Fund may invest in high yield securities (commonly known as "junk bonds") which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for junk bonds and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its investment in the issue.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investment in less liquid securities may reduce the Fund's returns because it may be unable to sell the less liquid security at an advantageous time or price.

CALL RISK. Some debt securities allow the issuer to repay the obligation early; these are referred to as "callable securities." Issuers will often repay the obligation underlying a callable security when interest rates are low. To the extent that the Fund holds callable securities and the issuer repays the securities early, the Fund may not benefit fully from the increase in value that other debt securities experience when rates decline. In addition, the Fund likely would have to reinvest the proceeds of the payoff at current yields, which will likely be lower than those paid by the callable security that was paid off.

GOVERNMENT AGENCY SECURITIES RISK. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("Ginnie Mae") is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and back by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

MARKET RISK. The Fund's overall risk level will depend on the market sectors in which the Fund is invested and the current interest rate, liquidity conditions, and credit quality of such sectors. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                    as of 12/31 - Class I Shares

1999
2000
2001
2002
2003      10.11%
2004       4.12%
2005


BEST QUARTER:


[Q2 2003  5.94%]



WORST QUARTER:


[Q2 2004  -3.83%]


                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/05


                                                                       1          5           SINCE
                                                                      YEAR      YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
ICON BOND FUND CLASS I (inception date 9/30/02)
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Lehman Brothers U.S. Universal Index
   (reflects no deduction for fees, expenses, or taxes)
ICON BOND FUND CLASS C (inception date 10/21/02)
Lehman Brothers U.S. Universal Index
   (reflects no deduction for fees, expenses, or taxes)
ICON BOND FUND CLASS Z (inception date 5/6/04)
Lehman Brothers U.S. Universal Index
   (reflects no deduction for fees, expenses, or taxes)

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. Performance for Class Z shares is not included as this Class does not have a full calendar year of performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                        CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                    None       None        None

     Purchase Fee                                        None       None        None

     Sales Charge on Reinvested Dividends                None       None        None

     Redemption Fee(1)                                   None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                      0.60%      0.60%       0.60%

     Distribution/Servicing - Rule 12b-1 Fee             0.85%      0.25%       None

     Other Expenses(2),(3)                              [5.39%]    [0.44%]     [0.26%]

       Total Annual Fund Operating Expenses
       Without Reimbursements and Waivers(3)            [6.84%]    [1.29%]     [0.86%]

       Expense (Reduction)/Recoupment                  [(4.94)%]   [0.01%]     [0.00%]

       Total Net Annual Fund Operating Expenses
       With Reimbursements and Waivers(3)               [1.90%]    [1.30%]     [0.86%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(3) ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 1.60%, an annual rate for Class I of 1.00%, and an annual rate of 0.75% for Class Z effective January 29, 2005. This expense limitation agreement was extended for an additional 10-year period effective January 31, 2006 and may be terminated at any time after January 31, 2016 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any expenses waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                            CLASS C        CLASS I       CLASS Z
     1 Year                [$    193]    [$    132]     [$     88]

     3 Years               [$    597]    [$    412]     [$    274]

     5 Years               [$  1,026]    [$    713]     [$    477]

     10 Years              [$  2,222]    [$  1,568]     [$  1,061]

                                                           ICON CORE EQUITY FUND

                    TICKER SYMBOLS: CLASS C: ICNCX CLASS I: ICNIX CLASS Z: ICNZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Core Equity Fund seeks capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value, with a secondary objective of capital preservation to provide long-term growth. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries or sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for the Fund's Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                    as of 12/31 - Class I Shares

2000
2001      5.12%
2002    -24.06%
2003     32.86%
2004     15.79%
2005


BEST QUARTER:


[Q4 2001 24.07%]



WORST QUARTER:


[Q3 2001 -20.82%]


                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/05



                                                                       1          5           SINCE
                                                                      YEAR      YEARS       INCEPTION
-------------------------------------------------------------------------------------------------------
ICON CORE EQUITY FUND CLASS I (inception date 10/12/00)
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)
ICON CORE EQUITY FUND CLASS C (inception date 11/28/00)
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)
ICON CORE EQUITY FUNDS CLASS Z
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)

After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                       CLASS C     CLASS I     CLASS Z
SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                    None       None        None

     Purchase Fee                                        None       None        None

     Sales Charge on Reinvested Dividends                None       None        None

     Redemption Fee(1)                                   None       None        None

ANNUAL FUND OPERATING EXPENSES
 (expenses paid from Fund assets)

     Management Fee                                      0.75%      0.75%       0.75%

     Distribution/Servicing - Rule 12b-1 Fee             1.00%      0.25%       None

     Other Expenses(2)                                  [0.33%]    [0.33%]     [0.37%]

     Total Annual Fund Operating Expenses               [2.08%]    [1.33%]     [1.12%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


                            CLASS C        CLASS I       CLASS Z
     1 Year                [$    211]    [$    135]     [$    114]

     3 Years               [$    652]    [$    421]     [$    356]

     5 Years               [$  1,119]    [$    729]     [$    617]

     10 Years              [$  2,410]    [$  1,601]     [$  1,363]

                                                          ICON COVERED CALL FUND

                    TICKER SYMBOLS: CLASS C: IOCCX CLASS I: IOCIX CLASS Z: IOCZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Covered Call Fund seeks modest capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value, and to maximize realized gains from writing covered call options. To pursue this goal, the Fund normally invests in equity securities traded in U.S. markets and in covered call options sold or "written" on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities the Fund may invest in include common stocks and preferred stocks of companies of any market capitalization. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

COVERED CALL OPTIONS RISK. Investments in covered calls involve certain risks. These risks include:

- LIMITED GAINS. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in price of the underlying stock above the exercise price, but continue to bear the risk of a decline in the value of the underlying stock. While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

- LACK OF LIQUIDITY FOR THE OPTION. A liquid market may not exist for the option. If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

- LACK OF LIQUIDITY FOR THE SECURITY. The Fund's investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

TAX CONSEQUENCES. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short-term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), may force it to realize capital gains or losses at inopportune times.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

THE FUND COLLECTS PREMIUMS

FOR THE RIGHT TO PURCHASE THE UNDERLYING STOCK, THE BUYER OF A CALL OPTION PAYS A FEE OR "PREMIUM" TO THE FUND. THE PREMIUM IS PAID AT THE TIME THE OPTION IS PURCHASED, AND IS NOT REFUNDABLE TO THE BUYER REGARDLESS OF WHAT HAPPENS TO THE STOCK PRICE. PREMIUMS RECEIVED FOR WRITING CALL OPTIONS MAY DECREASE AS A RESULT OF CERTAIN FACTORS, SUCH AS A REDUCTION IN INTEREST RATES, A DECLINE IN STOCK MARKET VOLUMES OR A DECREASE IN THE PRICE VOLATILITY OF THE UNDERLYING SECURITIES ON WHICH THE CALL OPTIONS ARE WRITTEN.

IF THE OPTION IS EXERCISED. THE BUYER OF AN OPTION MAY ELECT TO EXERCISE THE OPTION AT THE EXERCISE PRICE AT ANY TIME BEFORE THE OPTION EXPIRES. THE FUND IS THEN OBLIGATED TO DELIVER THE UNDERLYING SHARES AT THAT PRICE. OPTIONS ARE NORMALLY EXERCISED IF THE MARKET PRICE OF THE SECURITY EXCEEDS THE EXERCISE PRICE OF THE OPTION.

IF THE OPTION EXPIRES. IF THE MARKET PRICE OF THE SECURITY DOES NOT EXCEED THE EXERCISE PRICE, THE CALL OPTION WILL LIKELY EXPIRE WITHOUT BEING EXERCISED. THE FUND KEEPS THE PREMIUM. THE FUND MAY CONTINUE TO HOLD THE UNDERLYING STOCK OR MAY SELL THE POSITION.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                    as of 12/31 - Class I Shares

2000
2001
2002
2003    29.08%
2004     7.59%
2005


BEST QUARTER:


[Q2 2003 17.11%]


WORST QUARTER:


[Q1 2003  -4.19%]


                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/05


                                                                         1         SINCE
                                                                        YEAR     INCEPTION
------------------------------------------------------------------------------------------
ICON COVERED CALL FUND CLASS I (INCEPTION DATE 9/30/02)
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
ICON COVERED CALL FUND CLASS C (inception date 11/21/02)
S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
ICON COVERED CALL FUND CLASS Z (inception date 5/6/04)
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                        CLASS C    CLASS I     CLASS Z
SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                    None       None        None

     Purchase Fee                                        None       None        None

     Sales Charge on Reinvested Dividends                None       None        None

     Redemption Fee(1)                                   None       None        None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                      0.75%      0.75%       0.75%

     Distribution/Servicing - Rule 12b-1 Fee             1.00%      0.25%       None

     Other Expenses(2),(3)                              [2.14%]    [0.60%]     [0.37%]

       Total Annual Fund Operating Expenses
       Without Reimbursements and Waivers(3)            [3.89%]    [1.60%]     [1.12%]

       Expense (Reduction)                             [(1.69)%]  [(0.15)%]    [0.00%]

       Total Net Annual Fund Operating Expenses
       With Reimbursements and Waivers

       (as applicable)(3)                               [2.20%]    [1.45%]     [1.12%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

(3) ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 2.20%, an annual rate for Class I of 1.45%, and an annual rate of 1.20% for Class Z. This expense limitation was extended for an additional 10-year period effective January 31, 2006 and may be terminated at any time after January 31, 2016 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the

Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                            CLASS C        CLASS I       CLASS Z
     1 Year                [$    223]    [$    148]     [$    114]

     3 Years               [$  1,032]    [$    490]     [$    356]

     5 Years               [$  1,859]    [$    857]     [$    617]

     10 Years              [$  4,007]    [$  1,888]     [$  1,363]

ICON EQUITY INCOME FUND

TICKER SYMBOLS:  CLASS C: IOECX  CLASS I: IOEIX  CLASS Z: IOEZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Equity Income Fund seeks modest capital appreciation and income using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies of any market capitalization including convertible and preferred securities and in securities issued by dividend-paying companies. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. The Fund generally invests in investment-grade securities, although the Fund may invest up to 25% of its total assets in lower-rated securities. The Fund's positions may also include equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INTEREST RATE RISK. Prices of convertible securities tend to move inversely with changes in interest rates. For example, when interest rates rise, prices of convertible securities generally fall. Securities with longer durations tend to be more sensitive to changes in interest rates. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive to interest rate changes than a fixed-rate corporate bond.

CREDIT RISK. The Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a convertible security can cause a convertible security's price to fall, potentially lowering the Fund's share price.

CHANGES IN DEBT RATINGS. If a rating agency gives a convertible security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

[SIDENOTE]

CONVERTIBLE SECURITIES

CONVERTIBLE SECURITIES ARE BONDS, PREFERRED STOCKS AND OTHER SECURITIES THAT PAY INTEREST OR DIVIDENDS AND ARE CONVERTIBLE INTO COMMON STOCK OR THEIR EQUIVALENT VALUE AT MATURITY. THESE SECURITIES HAVE THE POTENTIAL TO OFFER BOTH CURRENT INCOME AND CAPITAL APPRECIATION. TO PURSUE CURRENT INCOME, THE FUND MAY BUY CONVERTIBLE DEBT INSTRUMENTS THAT ENTITLE THE FUND TO RECEIVE REGULAR INTEREST PAYMENTS. PREFERRED STOCK ENTITLES THE FUND TO RECEIVE REGULAR DIVIDEND PAYMENTS. CONVERTIBLE SECURITIES MAY ALSO APPRECIATE IN VALUE BECAUSE, IF THE UNDERLYING COMMON STOCK BEGINS TO INCREASE IN VALUE, THE HOLDER OF THE CONVERTIBLE SECURITY CAN EXCHANGE IT FOR COMMON STOCK AND BENEFIT FROM THE APPRECIATION IN THE STOCK'S VALUE.

CREDIT RATINGS. MANY CONVERTIBLE SECURITIES ARE ASSIGNED CREDIT RATINGS BY AGENCIES SUCH AS S&P OR MOODY'S THAT EVALUATE THE QUALITY OF THESE SECURITIES. SECURITIES WITH A CREDIT RATING OF BBB, Baa OR HIGHER ARE GENERALLY CONSIDERED INVESTMENT GRADE. LOWER RATED SECURITIES, OFTEN CALLED "HIGH YIELD" SECURITIES, ARE RATED BB OR Ba OR LOWER AT THE TIME OF PURCHASE OR THE UNRATED EQUIVALENT AS DETERMINED BY ICON. BECAUSE THEIR ISSUERS MAY BE AT AN EARLY STAGE OF DEVELOPMENT OR HAVE BEEN UNABLE TO REPAY PAST DEBTS, THESE LOWER RATED SECURITIES TYPICALLY MUST OFFER HIGHER YIELDS THAN INVESTMENT-GRADE SECURITIES TO COMPENSATE INVESTORS FOR GREATER CREDIT RISK.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

GOVERNMENT AGENCY SECURITIES RISK. Securities issued by U.S. government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("Ginnie Mae") is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae and back by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veteran Affairs. Government-related guarantors are not backed by the full faith and credit of the U.S. government and include the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the U.S. government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. government.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]
                                                       YEAR-BY-YEAR TOTAL RETURN
                                                    as of 12/31 - Class I Shares

2000
2001
2002
2003    33.80%
2004    11.53%
2005


BEST QUARTER:


[Q2 2003 19.64%]



WORST QUARTER:


[Q1 2003 -6.73%]


                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/05


                                                                  1         SINCE
                                                                 YEAR     INCEPTION
-----------------------------------------------------------------------------------
ICON EQUITY INCOME FUND CLASS I (INCEPTION DATE 9/30/02)

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

ICON EQUITY INCOME FUND CLASS C (inception date 11/8/02)

S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
ICON EQUITY INCOME FUND CLASS Z (inception date 5/6/04)
S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                      CLASS C    CLASS I    CLASS Z
SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                  None       None       None

     Purchase Fee                                      None       None       None

     Sales Charge on Reinvested Dividends              None       None       None

     Redemption Fee(1)                                 None       None       None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                    0.75%      0.75%      0.75%

     Distribution/Servicing - Rule 12b-1 Fee           1.00%      0.25%      None

     Other Expenses(2),(3)                            [1.72%]    [0.35%]    [0.36%]

       Total Annual Fund Operating Expenses
       Without Reimbursements and Waivers(3)          [3.47%]    [1.35%]    [1.11%]

       Expense (Reduction)/Recoupment                [(1.27)%]   [0.02%]   [(0.14)%]

       Total Net Annual Fund Operating Expenses
       With Reimbursements and Waivers
       (as applicable)(3)                             [2.20%]    [1.37%]    [0.97%(4)]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

(3) ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 2.20%, an annual rate for Class I of 1.45%, and an annual rate of 1.20% for Class Z. This expense limitation was extended for an additional 10-year period effective January 31, 2006 and may be terminated at any time after January 31, 2016 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

(4) The limitation on expenses for Class Z shares occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period. These expenses were extraordinary expenses not subject to the contractual expense limitation.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                             CLASS C       CLASS I       CLASS Z
     1 Year                [$    223]    [$    139]    [$     99]

     3 Years               [$    947]    [$    430]    [$    339]

     5 Years               [$  1,694]    [$    741]    [$    598]

     10 Years              [$  3,663]    [$  1,626]    [$  1,339]

                                                            ICON LONG/SHORT FUND

                    TICKER SYMBOLS: CLASS C: IOLCX CLASS I: IOLIX CLASS Z: IOLZX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

The ICON Long/Short Fund seeks capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests in equity securities of companies of any market capitalization and traded in U.S. markets. The Fund will generally take long positions in equity securities identified as undervalued and take short positions in equity securities identified as overvalued. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Each long or short position will be determined by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund's long and short positions may involve equity securities of foreign issuers that are traded in U.S. markets.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

SHORT SALE RISK. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

SEGREGATED ACCOUNT RISK. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund's short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund's assets could affect its portfolio management.

[SIDENOTE]

SELLING SHORT

WHEN THE FUND SELLS A SECURITY SHORT, IT BORROWS THE SECURITY FROM A THIRD PARTY AND SELLS IT AT THE THEN-CURRENT MARKET PRICE. THE FUND IS THEN OBLIGATED TO BUY THE SECURITY ON A LATER DATE SO THAT IT CAN RETURN THE SECURITY TO THE LENDER.

FUND COMPOSITION

THE FUND IS NOT MARKET NEUTRAL; THE PROPORTION OF LONG AND SHORT POSITIONS IN THE FUND DEPENDS ON THE AVAILABILITY OF UNDERPRICED AND OVERPRICED INDUSTRIES AND SECURITIES AND ICON'S EVALUATION OF MARKET CONDITIONS.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown in the bar chart is for the Fund's Class I shares. Performance for Class C and Class Z shares will vary due to differences in fees, expenses and inception dates. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. Performance reflects an expense limitation. The Fund's returns would have been lower if the expense limitation had not been in place.

[CHART]
                                                       YEAR-BY-YEAR TOTAL RETURN
                                                    as of 12/31 - Class I Shares

2000
2001
2002
2003    37.84%
2004    18.17%
2005


BEST QUARTER:


[Q2 2003 24.32%]



WORST QUARTER:


[Q1 2003 -9.02%]


                                                     AVERAGE ANNUAL TOTAL RETURN

                                                                  as of 12/31/05


                                                                  1          SINCE
                                                                 YEAR      INCEPTION
------------------------------------------------------------------------------------
ICON LONG/SHORT FUND CLASS I (INCEPTION DATE 9/30/02)

Return Before Taxes

Return After Taxes on Distributions

Return After Taxes on Distributions and Sale of Fund Shares

S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)

ICON LONG/SHORT FUND CLASS C (inception date 10/17/02)

S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)
ICON LONG/SHORT FUND CLASS Z (inception date 5/6/04)
S&P 1500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)


After-tax performance is shown only for the Fund's Class I shares. After-tax performance for the Fund's Class C and Class Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                      CLASS C    CLASS I    CLASS Z
SHAREHOLDER FEES
     Sales Charge (Load) on Purchases                  None       None       None

     Purchase Fee                                      None       None       None

     Sales Charge on Reinvested Dividends              None       None       None

     Redemption Fee(1)                                 None       None       None


ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                    0.85%      0.85%      0.85%

     Distribution/Servicing - Rule 12b-1 Fee           1.00%      0.25%      None

     Other Expenses(2),(3)                            [1.85%]    [1.05%]    [1.13%]

       Total Annual Fund Operating Expenses
       Without Reimbursements and Waivers(3)          [3.70%]    [2.15%]    [1.98%]

       Expense (Reduction)                           [(1.21)%]  [(0.41)%]  [(0.22)%]

       Total Net Annual Fund Operating Expenses
       With Reimbursements and Waivers
       (as applicable)(3)                             [2.49%]    [1.74%]    [1.76%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

(3) Total expenses disclosed above include dividend expenses on securities sold short; however, the Fund's actual operating expenses do not include dividend expenses on securities sold short. ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage dividends on short sales and extraordinary expenses) to an annual rate for Class C of 2.30%, an annual rate for

Class I of 1.55%, and an annual rate of 1.30% for Class Z. This expense limitation was extended for an additional 10-year period effective January 31, 2006 and may be terminated at any time after January 31, 2016 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.



EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year, and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


                             CLASS C      CLASS I        CLASS Z
     1 Year                [$    252]    [$    177]     [$    179]

     3 Years               [$  1,021]    [$    634]     [$    600]

     5 Years               [$  1,809]    [$  1,117]     [$  1,047]

     10 Years              [$  3,872]    [$  2,450]     [$  2,289]

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAI.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

FOREIGN SECURITIES. While the Funds emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

FIXED-INCOME SECURITIES. While the Funds (other than the ICON Bond Fund) generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and, except for the ICON Covered Call Fund, are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains out to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, a restatement of earnings by an issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

                                                   THE FUNDS' INVESTMENT MANAGER

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. ICON managed approximately [$3.6 billion] in assets as of December 31, 2005.


The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.

PORTFOLIO MANAGERS

The ICON Bond and ICON Equity Income Funds are managed by Derek Rollingson. The ICON Covered Call Fund is managed by Robert Straus. The ICON Long/Short Fund is managed by J.C. Waller, III. The ICON Core Equity Fund is team-managed by Derek Rollingson, Robert Straus, and J.C. Waller, III.

Mr. Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. Mr. Rollingson joined ICON in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Mr. Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager.
Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. Mr. Straus is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.

Mr. Waller is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. Mr. Waller joined ICON in 2000 as a Research Analyst and was appointed Portfolio Manager in 2002.
Mr. Waller was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.


The SAI provides additional information about the Portfolio Managers' compensation, accounts managed by the Portfolio Managers and their personal ownership in the ICON Funds.

MANAGEMENT AND ADMINISTRATIVE FEES


ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2005, each Fund paid an annual management fee equal to the following percentage of the respective Fund's average daily net assets:


Bond Fund                                0.60%
Core Equity Fund                         0.75%
Covered Call Fund                        0.75%
Equity Income Fund                       0.75%
Long/Short Fund                          0.85%

ICON also provides administrative services to the Funds. Effective January 31, 2006, ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on assets of the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on assets over $5 billion. Prior to January 31, 2006, ICON received an administrative fee from the Funds that was calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON assets, and 0.045% on assets above $1.5 billion.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders.

                                                           ABOUT YOUR INVESTMENT
                                                                YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV per share of each share class is calculated by dividing the total net assets of each class of a Fund by the total number of the class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Market value is generally determined on the basis of last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system or on broker quotes. The market value of bonds is determined based on an evaluated price.

If market prices are not readily available or are unreliable, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid. Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds' transfer agent or other Fund agents.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may reserve the right to reject customer orders that are incomplete or otherwise not in "good order." The Funds will be deemed to have received a purchase or redemption order from the Servicing Agent when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's NAV next computed after such orders are in good order and are unconditionally accepted by an authorized broker or the broker's designee.

                                                           ABOUT YOUR INVESTMENT
                                                     INVESTING IN THE ICON FUNDS

POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out;

-  Dilute the value of Fund shares held by long-term shareholders.

ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Funds' transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.

The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:

-  Shareholder trade activity monitoring;

-  Trading guidelines; and

- Selective use of fair value pricing, including daily fair value for securities outside of the Western Hemisphere.

Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes is consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot completely eliminate the possibility of short-term trading.

TRADING GUIDELINES

If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON's short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interests or other harm to shareholders.

                                                           ABOUT YOUR INVESTMENT
                                 CLASSES OF SHARES AND DISTRIBUTION ARRANGEMENTS

CLASSES OF SHARES

The Funds currently offer three classes of shares: Class C (Adviser Class), Class I (Investor Class) and Class Z (Institutional Class). Class C shares charge a 1.00% 12b-1 fee (other than the Bond Fund which charges a 0.85% Class C 12b-1 fee) and are targeted to investors who buy mutual funds through a financial adviser. Class I shares charge a 0.25% 12b-1 fee and may be appropriate for investors who invest directly.

Institutional (Class Z) shares of the Funds are offered only to institutional investors and can be purchased only by:

-  A bank, trust company or other type of depository institution;

- An insurance company, investment company, endowment or foundation purchasing shares for its own account;

-  A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

- Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

   "Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1 million.

ICON reserves the right to change the investment criteria for Institutional (Class Z) shares.

RULE 12b-1 FEES

The Funds have adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Funds to pay distribution and service fees for the sale of Fund shares and for other shareholder services. Because the fees are paid out of a class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Funds in exchange for providing a number of shareholder services, such as:

-  placing your orders;

-  providing investment advice, research and other advisory services;

-  handling correspondence for individual accounts; and

-  issuing shareholder statements and reports.

[SIDENOTE]

USING A FINANCIAL INTERMEDIARY

IF YOU PURCHASE SHARES THROUGH A FINANCIAL ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE DIFFERENT FROM THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ YOUR FINANCIAL INTERMEDIARY'S PROGRAM MATERIALS CAREFULLY.

REVENUE SHARING

The Distributor and ICON Advisers may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers may from time to time make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ICON Funds on the financial firms' preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of an ICON Fund, all other ICON Funds, other funds sponsored by ICON Advisers and/or a particular class of shares, during a specified period of time. The Distributor and ICON Advisers may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ICON Funds and the quality of the financial firm's relationship with the Distributor or ICON Advisers. The additional payments described above are made at the Distributor's or ICON Adviser's expense, as applicable. These payments may be made, at the discretion of the Distributor or ICON Advisers to some of the financial firms that have sold the greatest amounts of shares of the ICON Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisors about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds other than ICON Funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


SUB-TRANSFER AGENCY FEES

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agency fee to these Servicing Agents for these services. Servicing Agents receiving such fees may also receive 12b-1 fees.

                                                           ABOUT YOUR INVESTMENT
                                                              OPENING AN ACCOUNT

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA OR UTMA (UNIFORM GIFT TO MINORS ACT OR UNIFORM TRANSFER TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

TRUST

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation and a corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement accounts:

     TRADITIONAL AND ROTH IRA

     Both types of IRAs allow most individuals with earned income up to a specified amount to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older) or 100% of compensation annually.

     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

     Each year you will be charged a $10 custodial fee for each IRA account maintained under your Social Security number. This fee may be changed upon 30 days' notice.

PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account (other than Class Z shares, which are only for institutions), please enclose a check payable to "ICON Funds" for one of the following amounts:

-    $1,000 minimum for regular accounts

-    $1,000 minimum for IRA and UGMA/UTMA accounts

-    No minimum if you begin an Automatic Investment Plan

Institutional shares require a separate application and have different investment procedures. Please call 1-800-828-4881 for more information.

MINIMUM ADDITIONAL INVESTMENTS

-    $100 for additional investments

-    $100 for Automatic Investment Plan payments

ABOUT YOUR INVESTMENT
DOING BUSINESS WITH THE ICON FUNDS

                                                                                     HOW TO OPEN AN ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                                                             If you have an existing account with us that
1-800-764-0442                                                                       has telephone exchange privileges, you can
                                                                                     call to open an account in another ICON Fund
                                                                                     by exchange. The names and registrations need
                                                                                     to be identical on both accounts.

                                                                                     Otherwise, you must complete a New Account
                                                                                     Application and send it with your investment
                                                                                     check. The Funds do not accept third-party
                                                                                     checks or money orders.

BY MAIL                                                                              Complete the proper application which you
                                                                                     request by calling 1-800-764-0442 or visiting
                               Overnight:                                            www.iconadvisers.com. Make your check payable
                                                                                     to "ICON Funds." We cannot establish new
ICON FUNDS                     ICON FUNDS                                            accounts with third-party checks or money
P.O. BOX 55452                 66 BROOKS DR.                                         orders.
BOSTON, MA 02205-8165          BRAINTREE, MA 02184

BY WIRE                                                                              Complete and mail the proper application.
                                                                                     Wire funds to:
                                                                                     State Street Bank and Trust Company
                                                                                     ABA#011000028
                                                                                     Attn: Custody
                                                                                     DDA# 99056673
                                                                                     225 Franklin St.
                                                                                     Boston, MA 02110
                                                                                     Credit: NAME OF ICON FUND
                                                                                     Further Credit: SHAREHOLDER NAME AND
                                                                                     ACCOUNT NUMBER

THROUGH OUR WEBSITE                                                                  Download, complete and mail a signed printout
www.iconadvisers.com                                                                 of the proper application with your
                                                                                     investment check.

THROUGH AUTOMATIC INVESTMENT PLANS                                                   Automatic Investment Plan (AIP) allows you to
                                                                                     make electronic purchases directly from a
                                                                                     checking or savings account. The minimum to
                                                                                     open an account is $100 per month. We charge
                                                                                     no fee for AIP.

HOW TO ADD TO AN ACCOUNT                     HOW TO REDEEM SHARES                       HOW TO EXCHANGE SHARES
----------------------------------------------------------------------------------------------------------------------------------
Electronic Funds Transfer allows you to      We can send proceeds only to the address   If you have telephone exchange privileges,
make electronic purchases directly from a    or bank of record. Minimum redemption -    you may exchange from one ICON Fund to
checking or savings account at your          $100; $1,000 minimum for redemptions by    another. The names and registrations need
request. You may establish Electronic        wire. Phone redemption is not available    to be identical on both accounts.
Funds Transfer when your account is          on retirement accounts and certain other
opened, or add it later by completing an     accounts.
Account Changes Form. Only bank accounts
held at domestic financial institutions
that are Automated Clearing House members
may be used for telephone transactions. We
charge no fee for Electronic Funds
Transfer transactions. It may take up to
15 days after an account is established
for Electronic Funds Transfer to be
available.

Make your check payable to "ICON Funds."     In a letter, please tell us the number     In a letter, include the name(s) of the
Enclose a purchase stub (from your most      of shares or dollars you wish to redeem,   account owner(s), the Fund and account
recent confirmation or statement); if you    the name(s) of the account owner(s), the   number you wish to exchange from, the
do not have one, write the Fund name and     Fund and account number. All account       dollar or share amount, and the account
your account number on the check. For        owners need to sign the request exactly    you wish to exchange into. All account
IRAs, please state the contribution year.    as their names appear on the account. We   owners need to sign the request exactly as
                                             can send proceeds only to the address or   their names appear on the account.
The Funds do not accept third-party          bank of record.
checks, money orders or cashier's checks.

Wire funds to:                               $1,000 minimum. Monies are usually         Not applicable.
State Street Bank and Trust Company          received the business day after you
ABA#011000028                                sell. There is a $15 fee for this
Attn: Custody                                service. Unless otherwise specified, we
DDA# 99056673                                will deduct the fee from your redemption
225 Franklin St.                             proceeds.
Boston, MA 02110
Credit: NAME OF ICON FUND
Further Credit: SHAREHOLDER NAME AND
ACCOUNT NUMBER

Not available.                               Not available.                             Not available.

Automatic Investment Plan (AIP) allows you   Systematic Withdrawal Plan permits you     Fund-to-Fund Investment Plan allows you to
to make electronic purchases directly from   to receive a fixed sum on a monthly,       automatically exchange a fixed dollar
a checking or savings account. The minimum   quarterly or annual basis from accounts    amount from one Fund to purchase shares in
to open an account is $100 per month. We     with a value of $5,000 or more. Payments   another Fund.
charge no fee for AIP.                       may be sent electronically to your bank
                                             of record or to you in check form.

ABOUT YOUR INVESTMENT
REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

-    to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

-    a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

-    to add telephone redemption privileges

-    to change bank account information on an account

Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:


-    bank

-    broker-dealer

-    credit union (if authorized under state law)

-    securities exchange/association

-    clearing agency - savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE, above). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

ABOUT YOUR INVESTMENT
TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the customer will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account within 5 business days if clarifying information and documentation is not received.

The Funds accept investments only from U.S. investors who have a social security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in "good order." Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in "good order" by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions

ICON will not accept account or trade instructions via e-mail.

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Funds.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAX IDENTIFICATION NUMBER

If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will base the decision to close an account on our determination of what is best for the Funds. We will give you at least 60 days' written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                                           ABOUT YOUR INVESTMENT
                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-HOUR ACCOUNT INFORMATION

- BY PHONE: 1-800-764-0442. ICON's automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your accounts and view the latest Fund performance returns, daily prices, news articles, and much more 24 hours a day.

ABOUT YOUR INVESTMENT
ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC INVESTMENT PLANS above.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

HOUSEHOLDING

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               DIVIDENDS AND OTHER DISTRIBUTIONS

The ICON Core Equity, Covered Call and Long/Short Funds intend to distribute net investment income and net capital gains, if any, on an annual basis each December. The ICON Equity Income Fund intends to distribute any net income on a quarterly basis every March, June, September, and December, and to distribute any net capital gains each December. The ICON Bond Fund intends to distribute any net income on a monthly basis and to distribute any net capital gains each December. From time to time, the Funds may make additional distributions.

If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends. You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses (including losses carried forward from prior years), a Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                            FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the fiscal years ended September 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by __________________________ (____). ____'s report and the Funds' financial statements are included in the Funds' 2005 Annual Report, which is available upon request or at www.iconadvisers.com.


                                                        ICON BOND FUND - CLASS C


                                                                                                          FOR THE PERIOD
                                                                                                         OCTOBER 21, 2002
                                                                                                         (INCEPTION) TO
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,         SEPTEMBER 30,
                                                                      2005               2004                  2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $          10.42       $           9.79
                                                               -----------------   ----------------       ----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                       0.38                   0.37
Net realized and unrealized gains (losses) on investments                                      0.12                   0.60
                                                               -----------------   ----------------       ----------------

Total from investment operations                                                               0.50                   0.97
                                                               -----------------   ----------------       ----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                          (0.38)                 (0.34)
Distributions from net realized gains                                                          0.00                   0.00
                                                               -----------------   ----------------       ----------------

Total Distributions                                                                           (0.38)                 (0.34)
                                                               -----------------   ----------------       ----------------

Net asset value, end of period                                 $                   $          10.54       $           0.42
                                                               -----------------   ----------------       ----------------

Total Return*                                                                                  4.83%                  9.98%

Net assets, end of period (in thousands)                       $                   $            371       $            260
Average net assets for the period (in thousands)               $                   $            317       $            199
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                           6.84%                  2.05%
After expense limitation/recoupment                                                            1.90%                  1.90%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                           3.63%                  3.48%
After expense limitation/recoupment                                                            8.57%                  3.63%
Portfolio turnover rate(b)                                                                    37.98%                 41.65%(a)


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                        ICON BOND FUND - CLASS I

                                                                                                           FOR THE PERIOD
                                                                                                          OCTOBER 1, 2002
                                                                                                          (INCEPTION) TO
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30,
                                                                     2005                2004                  2003
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           10.41     $           10.00
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                        0.45                  0.42
Net realized and unrealized gains (losses) on investments                                       0.10                  0.38
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                0.55                  0.80
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                           (0.44)                (0.39)
Distributions from net realized gains                                                           0.00                  0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                            (0.44)                (0.39)
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           10.52     $           10.41
                                                               =================   =================     =================

Total Return*                                                                                   5.41%                 8.19%

Net assets, end of period (in thousands)                       $                   $          61,502     $          39,338
Average net assets for the period (in thousands)               $                   $          46,295     $          33,787
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                            1.29%                 1.45%
After expense limitation/recoupment                                                             1.30%                 1.30%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                            4.28%                 4.01%
After expense limitation/recoupment                                                             4.27%                 4.16%
Portfolio turnover rate(b)                                                                     37.98%                41.65%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                        ICON BOND FUND - CLASS Z

                                                                                                   FOR THE PERIOD
                                                                                                     MAY 6, 2004
                                                                                FOR THE YEAR        (INCEPTION) TO
                                                                             ENDED SEPTEMBER 30,    SEPTEMBER 30,
                                                                                    2005                 2004
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                          $                   $           10.26
                                                                              -----------------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                                       0.46
Net realized and unrealized gains (losses) on investments                                                     (0.02)
                                                                              -----------------   -----------------

Total from investment operations                                                                               0.44
                                                                              -----------------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                                          (0.19)
Distributions from net realized gains                                                                          0.00
                                                                              -----------------   -----------------

Total Distributions                                                                                           (0.19)
                                                                              -----------------   -----------------

Net asset value, end of period                                                $                   $           10.51
                                                                              =================

Total Return*                                                                                                  4.33%

Net assets, end of period (in thousands)                                      $                   $               1
Average net assets for the period (in thousands)                              $                   $               1
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                                           0.86%
After expense limitation/Recoupment                                                                            0.86%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                                           4.60%
After expense limitation/recoupment                                                                            4.60%
Portfolio turnover rate(b)                                                                                    37.98%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                 ICON CORE EQUITY FUND - CLASS C

                                                                                                                 FOR THE PERIOD
                                                                                                                NOVEMBER 28, 2000
                                                                                                                 (INCEPTION) TO
                                                                   FOR THE YEAR ENDED SEPTEMBER 30,                SEPTEMBER 30,
                                                            2005         2004          2003           2002            2001
Net Asset Value, beginning of period                    $             $     10.88   $      9.36   $      9.98   $           10.62
                                                        -----------   -----------   -----------   -----------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                      (0.16)        (0.11)        (0.15)              (0.10)
Net realized and unrealized gains
(losses) on investments                                                      1.69          1.63         (0.20)              (0.54)
                                                        -----------   -----------   -----------   -----------   -----------------

Total from investment operations                                             1.53          1.52         (0.35)              (0.64)
                                                        -----------   -----------   -----------   -----------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                         0.00          0.00          0.00                0.00
Distributions from net realized gains                                        0.00          0.00         (0.27)               0.00
                                                        -----------   -----------   -----------   -----------   -----------------

Total Distributions                                                          0.00          0.00         (0.27)               0.00
                                                        -----------   -----------   -----------   -----------   -----------------

Net asset value, end of period                          $             $     12.41   $     10.88   $      9.36   $            9.98
                                                        ===========   ===========   ===========   ===========   =================

Total Return*                                                               14.06%        16.24%        (4.07%)             (6.03%)+

Net assets, end of period (in thousands)                $             $    53,101   $    35,428   $    27,744   $           6,324
Average net assets for the period (in thousands)        $             $    45,114   $    30,459   $    19,849   $           2,920
Ratio of expenses to average net assets(a)                                   2.08%         2.14%         2.11%               2.23%
Ratio of net investment loss to average net assets(a)                       (1.34%)       (1.12%)       (1.33%)             (1.24%)
Portfolio turnover rate(b)                                                 116.26%       188.07%       107.82%             124.61%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
+ The total return for the Class C shares for the period November 28, 2000 (inception) to September 30, 2001 has been restated. The previous total return was (0.20%).
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                 ICON CORE EQUITY FUND - CLASS I

                                                                                                                 FOR THE PERIOD
                                                                                                                OCTOBER 12, 2000
                                                                                                                 (INCEPTION) TO
                                                                   FOR THE YEAR ENDED SEPTEMBER 30,               SEPTEMBER 30,
                                                            2005         2004           2003         2002             2001
Net Asset Value, beginning of period                    $             $     11.12   $      9.50   $     10.04   $          10.00
                                                        -----------   -----------   -----------   -----------   ----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                      (0.07)        (0.04)        (0.07)             (0.05)
Net realized and unrealized gains (losses)
on investments                                                               1.73          1.66         (0.20)              0.09
                                                        -----------   -----------   -----------   -----------   ----------------

Total from investment operations                                             1.66          1.62         (0.27)              0.04
                                                        -----------   -----------   -----------   -----------   ----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                            -             -             -                  -
                                                        -----------   -----------   -----------   -----------   ----------------
Distributions from net realized gains                                           -             -         (0.27)                 -

Total Distributions                                                             -             -         (0.27)                 -
                                                        -----------   -----------   -----------   -----------   ----------------

Net asset value, end of period                          $             $     12.78   $     11.12   $      9.50   $          10.04
                                                        ===========   ===========   ===========   ===========   ================

Total Return*                                                               14.93%        17.05%        (3.23%)             0.40%

Net assets, end of period (in thousands)                $             $    47,273   $    37,603   $    42,232   $         23,261
Average net assets for the period (in thousands)        $             $    43,044   $    34,007   $    37,577   $         23,802
Ratio of expenses to average net assets(a)                                   1.33%         1.39%         1.36%              1.60%
Ratio of net investment loss to average net assets(a)                       (0.59%)       (0.37%)       (0.58%)            (0.36%)
Portfolio turnover rate(b)                                                 116.26%       188.07%       107.82%            124.61%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                 ICON CORE EQUITY FUND - CLASS Z

                                                                                                   FOR THE PERIOD
                                                                                                     MAY 6, 2004
                                                                                FOR THE YEAR       (INCEPTION) TO
                                                                             ENDED SEPTEMBER 9,      SEPTEMBER 30,
                                                                                   2005                 2004
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                          $                   $           12.07
                                                                              -----------------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                                      (0.03)
Net realized and unrealized gains (losses) on investments                                                      0.75
                                                                              -----------------   -----------------

Total from investment operations                                                                               0.72
                                                                              -----------------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                                           0.00
Distributions from net realized gains                                                                          0.00
                                                                              -----------------   -----------------

Total Distributions                                                                                            0.00
                                                                              -----------------   -----------------

Net asset value, end of period                                                $                   $           12.79
                                                                              -----------------   -----------------

Total Return*                                                                                                  5.97%

Net assets, end of period (in thousands)                                      $                   $              36
Average net assets for the period (in thousands)                              $                   $              32
Ratio of expenses to average net assets(a)                                                                     1.12%
Ratio of net investment loss to average net assets(a)                                                         (0.28%)
Portfolio turnover rate(b)                                                                                   116.26%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                ICON COVERED CALL FUND - CLASS C

                                                                                                          FOR THE PERIOD
                                                                                                         NOVEMBER 21, 2002
                                                                                                          (INCEPTION) TO
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                                     2005               2004                   2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           12.32     $           10.75
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                                         (0.16)                (0.17)
Net realized and unrealized gains on investments                                                1.34                  1.74
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                1.18                  1.57
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                            0.00                  0.00
Distributions from net realized gains                                                          (0.44)                 0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                            (0.44)                 0.00
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           13.06     $           12.32
                                                               =================   =================     =================

Total Return*                                                                                   9.69%                14.60%

Net assets, end of period (in thousands)                       $                   $           1,964     $             148
Average net assets for the period (in thousands)               $                   $             838     $              50
Ratio of expenses to average net assets(a)
Before expense limitation                                                                       3.89%                 2.83%
After expense limitation                                                                        2.20%                 2.20%
Ratio of net investment loss to average net assets(a)

Before expense limitation                                                                      (2.93%)               (2.13%)
After expense limitation                                                                       (1.23%)               (1.50%)
Portfolio turnover rate(b)                                                                    167.57%               184.24%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                ICON COVERED CALL FUND - CLASS I

                                                                                                           FOR THE PERIOD
                                                                                                          OCTOBER 1, 2002
                                                                                                          (INCEPTION) TO
                                                               FOR THE YEAR ENDED SEPTEMBER 30,             SEPTEMBER 30,
                                                                     2005                2004                  2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           12.40     $           10.00
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(x)                                                                         (0.07)                (0.07)
Net realized and unrealized gains on investments                                                1.36                  2.47
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                1.29                  2.40
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                            0.00                  0.00
Distributions from net realized gains                                                          (0.44)                 0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                            (0.44)                 0.00
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           13.25     $           12.40
                                                               =================   =================     =================

Total Return*                                                                                  10.53%                24.00%

Net assets, end of period (in thousands)                       $                   $          42,962     $          20,981
Average net assets for the period (in thousands)               $                   $          30,305     $          14,544
Ratio of expenses to average net assets(a)
Before expense limitation                                                                       1.60%                 2.07%
After expense limitation                                                                        1.45%                 1.45%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                                      (0.67%)               (1.27%)
After expense limitation                                                                       (0.52%)               (0.65%)
Portfolio turnover rate(b)                                                                    167.57%               184.24%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                ICON COVERED CALL FUND - CLASS Z

                                                                                                   FOR THE PERIOD
                                                                               FOR THE YEAR          MAY 6, 2004
                                                                                  ENDED            (INCEPTION) TO
                                                                               SEPTEMBER 30,       SEPTEMBER 30,
                                                                                   2005                  2004
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                          $                   $           12.86
                                                                              -----------------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                                                      (0.01)
Net realized and unrealized gains (losses) on investments                                                      0.44
                                                                              -----------------   -----------------

Total from investment operations                                                                               0.43
                                                                              -----------------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                                           0.00
Distributions from net realized gains                                                                          0.00
                                                                              -----------------   -----------------

Total Distributions                                                                                            0.00
                                                                              -----------------   -----------------

Net asset value, end of period                                                                    $           13.29
                                                                              =================   =================

Total Return*                                                                                                  3.34%

Net assets, end of period (in thousands)                                      $                   $               3
Average net assets for the period (in thousands)                              $                   $               2
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                                           1.12%
After expense limitation/recoupment                                                                            1.12%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                                          (0.11%)
After expense limitation/recoupment                                                                           (0.11%)
Portfolio turnover rate(b)                                                                                   167.57%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                               ICON EQUITY INCOME FUND - CLASS C

                                                                                                          FOR THE PERIOD
                                                                                                         NOVEMBER 8, 2002
                                                                                                         (INCEPTION) TO
                                                               FOR THE YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                                      2005               2004                  2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           12.21     $           10.63
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                        0.20                  0.16
Net realized and unrealized gains on investments                                                2.06                  1.59
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                2.26                  1.75
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                           (0.20)                (0.17)
Dividends from net realized gains                                                               0.00                  0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                            (0.20)                (0.17)
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           14.27     $           12.21
                                                               =================   =================     =================

Total Return*                                                                                  18.56%                16.63%

Net assets, end of period (in thousands)                       $                   $           1,885     $             581
Average net assets for the period (in thousands)               $                   $           1,053     $             348
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                            3.47%                 2.48%
After expense limitation/recoupment                                                             2.20%                 2.20%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                            0.12%                 1.10%
After expense limitation/recoupment                                                             1.40%                 1.38%
Portfolio turnover rate(b)                                                                     51.84%                35.17%

(x)  Calculated using average share method.
*    Annualized for periods less than a year.
(a) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(b)  The total return calculation is for the period indicated.

                                               ICON EQUITY INCOME FUND - CLASS I

                                                                                                            FOR THE YEAR
                                                                                                          OCTOBER 1, 2002
                                                                                                          (INCEPTION) TO
                                                                FOR THE YEAR ENDED SEPTEMBER 30,          SEPTEMBER 30,
                                                                   2005                  2004                   2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           12.22     $           10.00
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                        0.31                  0.25
Net realized and unrealized gains on investments                                                2.09                  2.20
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                2.40                  2.45
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                           (0.29)                (0.23)
Dividends from net realized gains                                                               0.00                  0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                             0.00                 (0.23)
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           14.33     $           12.22
                                                               =================   =================     =================

Total Return*                                                                                  19.69%                24.72%

Net assets, end of period (in thousands)                       $                   $         117,552     $          42,474
Average net assets for the period (in thousands)               $                   $          88,318     $          25,288
Ratio of expenses to average net assets(a)
Before expense limitation                                                                       1.35%                 1.72%
After expense limitation                                                                        1.37%                 1.45%
Ratio of net investment income to average net assets(a)
Before expense limitation                                                                       2.25%                 2.23%
After expense limitation                                                                        2.23%                 2.30%
Portfolio turnover rate(b)                                                                     51.84%                35.17%

(x)  Calculated using average share method.
*    Annualized for periods less than a year.
(a) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(b)  The total return calculation is for the period indicated.

                                               ICON EQUITY INCOME FUND - CLASS Z

                                                                                                   FOR THE PERIOD
                                                                               FOR THE YEAR         MAY 10, 2004
                                                                                   ENDED          (INCEPTION) TO
                                                                               SEPTEMBER 30,       SEPTEMBER 30,
                                                                                    2005                2004
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                          $                   $           13.43
                                                                              -----------------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment income(x)                                                                                       0.39
Net realized and unrealized gains (losses) on investments                                                      0.70
                                                                              -----------------   -----------------

Total from investment operations                                                                               1.09
                                                                              -----------------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                                          (0.19)
Distributions from net realized gains                                                                          0.00
                                                                              -----------------   -----------------

Total Distributions                                                                                           (0.19)
                                                                              -----------------   -----------------

Net asset value, end of period                                                $                   $           14.33
                                                                              =================   =================

Total Return*                                                                                                  8.12%

Net assets, end of period (in thousands)                                      $                   $              14
Average net assets for the period (in thousands)                              $                   $              12
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                                           1.11%
After expense limitation/recoupment                                                                            0.97%(c)
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                                           2.62%
After expense limitation/recoupment                                                                            2.76%
Portfolio turnover rate(b)                                                                                    51.84%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(c) The limitation on expenses for Class Z occurred when the Adviser reimbursed the Fund for excise and income taxes incurred during the period. These expenses were extraordinary expenses not subject to the contractual expense limitation.

                                                  ICON LONG/SHORT FUND - CLASS C

                                                                                                          FOR THE PERIOD
                                                                                                         OCTOBER 17, 2002
                                                                                                          (INCEPTION) TO
                                                                FOR THE YEAR ENDED SEPTEMBER 30,            SEPTEMBER 30,
                                                                     2005                2004                  2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           11.92     $           10.61
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                                       (0.18)                (0.15)
Net realized and unrealized gains on investments                                                2.15                  1.46
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                1.97                  1.31
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                            0.00                  0.00
Distributions from net realized gains                                                          (0.16)                 0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                            (0.16)                 0.00
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           13.73     $           11.92
                                                               =================   =================     =================

Total Return*                                                                                  16.61%                12.35%

Net assets, end of period (in thousands)                       $                   $           3,716     $             269
Average net assets for the period (in thousands)               $                   $           1,417     $             186
Ratio of expenses to average net assets(a)
Before expense limitation                                                                       3.52%                 3.84%
After expense limitation                                                                        2.30%                 2.30%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                                      (2.57%)               (2.99%)
After expense limitation                                                                       (1.35%)               (1.45%)
Portfolio turnover rate                                                                       148.32%               162.25%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                                  ICON LONG/SHORT FUND - CLASS I

                                                                                                            FOR THE YEAR
                                                                                                          OCTOBER 1, 2002
                                                                                                           (INCEPTION) TO
                                                                 FOR THE YEAR ENDED SEPTEMBER 30,           SEPTEMBER 30,
                                                                     2005                2004                  2003
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                           $                   $           12.00     $           10.00
                                                               -----------------   -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                                       (0.08)                (0.07)
Net realized and unrealized gains on investments                                                2.16                  2.07
                                                               -----------------   -----------------     -----------------

Total from investment operations                                                                2.08                  2.00
                                                               -----------------   -----------------     -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                            0.00                  0.00
Distributions from net realized gains                                                          (0.16)                 0.00
                                                               -----------------   -----------------     -----------------

Total Distributions                                                                            (0.16)                 0.00
                                                               -----------------   -----------------     -----------------

Net asset value, end of period                                 $                   $           13.92     $           12.00
                                                               =================   =================     =================

Total Return*                                                                                  17.42%                20.00%

Net assets, end of period (in thousands)                       $                   $          24,480     $           9,726
Average net assets for the period (in thousands)               $                   $          14,374     $           6,997
Ratio of expenses to average net assets(a)
Before expense limitation                                                                       2.15%                 3.09%
After expense limitation(c)                                                                     1.74%                 1.55%
Ratio of net investment loss to average net assets(a)
Before expense limitation                                                                      (1.03%)               (2.20%)
After expense limitation                                                                       (0.62%)               (0.66%)
Portfolio turnover rate(b)                                                                    148.32%               162.25%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.
(c) The Fund's operating expenses, not including dividends on short positions, are contractually limited to 2.30% for Class C, 1.55% for Class I, and 1.30% for Class Z. The ratios in these financial highlights reflect the limitation including the dividends on short positions.

                                                  ICON LONG/SHORT FUND - CLASS Z

                                                                                                   FOR THE PERIOD
                                                                                FOR THE YEAR         MAY 6, 2004
                                                                                    ENDED          (INCEPTION) TO
                                                                                SEPTEMBER 30,       SEPTEMBER 30,
                                                                                     2005               2004
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                          $                   $           13.99
                                                                              -----------------   -----------------

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(x)                                                                                      (0.04)
Net realized and unrealized gains (losses) on investments                                                     (0.01)
                                                                              -----------------   -----------------

Total from investment operations                                                                              (0.05)
                                                                              -----------------   -----------------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                                           0.00
Distributions from net realized gains                                                                          0.00
                                                                              -----------------   -----------------

Total Distributions                                                                                            0.00
                                                                              -----------------   -----------------

Net asset value, end of period                                                $                   $           13.94
                                                                              =================   =================

Total Return*                                                                                                 (0.36%)

Net assets, end of period (in thousands)                                      $                   $              32
Average net assets for the period (in thousands)                              $                   $              29
Ratio of expenses to average net assets(a)
Before expense limitation/recoupment                                                                           1.98%
After expense limitation/recoupment                                                                            1.76%
Ratio of net investment income to average net assets(a)
Before expense limitation/recoupment                                                                          (0.50%)
After expense limitation/recoupment                                                                           (0.28%)
Portfolio turnover rate(b)                                                                                   148.32%

(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

ICON FUNDS PRIVACY POLICY

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

[ICON FUNDS(R) LOGO]

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information:

BY TELEPHONE                                         Call 1-800-764-0442

BY MAIL                                              ICON Funds
                                                     P.O. Box 55452 Boston, MA 02205-8165

IN PERSON                                            ICON Funds
                                                     5299 DTC Boulevard, Suite 1200, Greenwood Village, CO 80111

BY E-MAIL                                            info@iconadvisers.com

ON THE INTERNET

     ICON FUNDS WEBSITE:                             www.iconadvisers.com
     EDGAR DATABASE ON THE SEC WEBSITE:              www.sec.gov

BY E-MAIL OR IN PERSON FROM THE                      E-Mail the Securities and Exchange Commission
SECURITIES AND EXCHANGE COMMISSION                   at publicinfo@sec.gov
(YOU WILL PAY A COPYING FEE)

VISIT OR WRITE:                                      SEC's Public Reference Section
                                                     Washington, D.C. 20549-0102

                                                     Call 1-202-942-8090 for information about
                                                     the operation of the Public Reference Room


535141

I-126-DIV                                     ICON Funds' SEC File No. 811-07883

PROSPECTUS

ICON INTERNATIONAL FUNDS


- JANUARY 31, 2006


ICON ASIA-PACIFIC REGION FUND
ICON EUROPE FUND
ICON INTERNATIONAL EQUITY FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[ICON FUNDS(R) LOGO]

                                                               TABLE OF CONTENTS

ICON'S INVESTMENT APPROACH                                                     2

FUND SUMMARIES                                                                 3
   ICON Asia-Pacific Region Fund                                               4
   ICON Europe Fund                                                            8
   ICON International Equity Fund                                             12

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                    16

THE FUNDS' INVESTMENT MANAGER                                                 20

ABOUT YOUR INVESTMENT                                                         22
   Your Share Price                                                           22
   Investing in the ICON Funds                                                24
   Classes of Shares and Distribution Arrangements                            26
   Opening an Account                                                         29
   Doing Business with the ICON Funds                                         32
   Redeeming Shares                                                           34
   Transaction Policies                                                       36
   For More Information About Your Account                                    39
   Establishing Additional Services                                           40

DIVIDENDS AND OTHER DISTRIBUTIONS                                             41

TAXES                                                                         42

FINANCIAL HIGHLIGHTS                                                          43

ICON FUNDS PRIVACY POLICY                                                     48

[ICON LOGO]

ICON'S INVESTMENT APPROACH

ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of foreign equity investments distinguishes us from other investment managers.

We focus on industry and sector rotation within the international marketplace and buy underpriced securities in specific industries, sectors, and countries when our system indicates they are on sale and poised to assume market leadership. We believe the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinsic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.

We compute a value-to-price ratio for the foreign securities in our database to determine whether industries, sectors and a country's securities markets are over- or underpriced. As themes in the market change over time, different countries, industries, and sectors may become leaders.

The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields provide us with a view to the intrinsic value of a company. We use these fundamentals to analyze our database of the hundreds of companies included in the 139 separate industries and nine basic market sectors as classified by the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to its current market price to arrive at a "value-to-price" ratio for each stock, and in turn, develop a value-to-price ratio for each of the 139 industries.

In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.


                                   One Market

                                  Nine Sectors

                              139 S&P Industries

                           ICON's Investment Database

[SIDENOTE]

THINKING OUTSIDE THE BOX

MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTIONS ON MARKET CAPITALIZATION OF ITS INVESTMENTS.

ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, OR LARGE-SIZE COMPANIES BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.



VALUATION DISCIPLINE

THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE STOCK PRICES HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages [ ] to [ ]. Additional information about the Funds' investment strategies and associated risks begins on page [ ].


Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), does not reflect the impact of taxes, and does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these indexes.

- The unmanaged Morgan Stanley Capital International (MSCI) All Country Pacific Index comprises stocks traded in the developed and emerging markets of the Pacific Basin (Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand). The capitalization-weighted index attempts to capture at least 60% of investable capitalization in those markets subject to constraints governed by industry representation, maximum liquidity, maximum float, and minimum cross-ownership.

- The unmanaged Bloomberg European 500 Index measures the weighted average performance in U.S. dollars of the 500 most highly capitalized European companies. Total return figures for the index for the periods through March 31, 1998 do not include the reinvestment of any dividends or distributions.

- The unmanaged MSCI Europe Index measures the weighted average performance in U.S. dollars of share prices of a select group of stocks from 15 European countries.

- The MSCI All Country World Index ex-United States (MSCI ACWI ex-U.S.) is a leading unmanaged benchmark of international stock performance. The capitalization-weighted index is representative of the performance of securities of companies located in developed and emerging markets worldwide.

Factset Research Systems, Inc. ("FactSet") and Bloomberg are the sources for the index returns included in this Prospectus.

[SIDENOTE]

WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON ASIA-PACIFIC REGION FUND

TICKER SYMBOL: ICARX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Asia-Pacific Region Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the Asia-Pacific region. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

GEOGRAPHIC RISK. The Fund will be more susceptible to the economic, market, political and local risks of the Asia-Pacific region than a fund that is more geographically diversified. The Asia-Pacific region includes countries in all stages of economic development. Asian economies tend to be characterized by over-extensions of credit, currency devaluations and restrictions, rising unemployment, and high inflation. The markets in Asian-Pacific countries have experienced significant historical volatility.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors.

[SIDENOTE]

INVESTABLE COMPANIES

IN DETERMINING WHERE A COMPANY CONDUCTS ITS PRINCIPAL BUSINESS ACTIVITIES, WE CONSIDER WHERE THE ISSUER'S ASSETS ARE LOCATED, WHERE THE ISSUER OPERATES AND IS ORGANIZED, WHERE THE MAJORITY OF THE ISSUER'S GROSS INCOME IS EARNED, AND WHETHER THE ISSUER'S PRINCIPAL STOCK EXCHANGE LISTING IS IN THE REGION.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's net asset value ("NAV") and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

ASIA-PACIFIC COUNTRIES

THE ASIA-PACIFIC REGION INCLUDES AUSTRALIA, CHINA, HONG KONG, INDONESIA, JAPAN, KOREA, MALAYSIA, NEW ZEALAND, PHILIPPINES, SINGAPORE, TAIWAN AND THAILAND.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998        -6.17%
1999        69.72%
2000       -27.03%
2001       -29.61%
2002       -10.53%
2003        43.67%
2004         4.02%
2005

BEST QUARTER:

[Q4 1998 27.21%]


WORST QUARTER:

[Q3 2001 -21.81%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05



                                                                 1         5        SINCE
ICON ASIA-PACIFIC REGION FUND                                  YEAR      YEARS    INCEPTION*
----------------------------------------------------------------------------------------------
Return Before Taxes                                                 %        %     %
Return After Taxes on Distributions                                 %        %     %
Return After Taxes on Distributions and Sale of Fund Shares         %        %     %
MSCI All Country Pacific Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %        %     %


*Inception Date: 2/25/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases           None

     Purchase Fee                               None

     Sales Charge on Reinvested Dividends       None

     Redemption Fee(1)                          None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                             1.00%

     Other Expenses(2)                         [0.91%]

     Total Annual Fund Operating Expenses      [1.91%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    194]

     3 Years               [$    600]

     5 Years               [$  1,032]

     10 Years              [$  2,233]

ICON EUROPE FUND

TICKER SYMBOL: ICSEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Europe Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities of companies with their principal business activities in the European region. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

GEOGRAPHIC RISK. The Fund will be more susceptible to the economic, market, political and local risks of the European region than a fund that is more geographically diversified. Europe includes both developed and emerging markets. Most Western European countries are members of the European Union, which imposes restrictions on inflation rates, deficits and debt levels. Unemployment in Europe has historically been high. Many Eastern European countries continue to move toward market economies, however, their markets remain relatively underdeveloped.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

EUROPEAN COUNTRIES

EUROPE INCLUDES AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, POLAND, PORTUGAL, SPAIN, THE NETHERLANDS, NORWAY, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as previously noted. The Fund's past performance, both before and after taxes, is no guarantee of future results. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998      21.71%
1999      -4.67%
2000      -1.29%
2001     -21.44%
2002      -6.69%
2003      45.97%
2004      21.84%
2005

BEST QUARTER:

[Q2 2003 23.65%]


WORST QUARTER:

[Q3 2002 -20.94%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05



                                                                1          5        SINCE
ICON EUROPE FUND                                               YEAR      YEARS    INCEPTION*
----------------------------------------------------------------------------------------------
Return Before Taxes                                                 %         %          %
Return After Taxes on Distributions                                 %         %          %
Return After Taxes on Distributions and Sale of Fund Shares         %         %          %
Bloomberg European 500 Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %         %          %
MSCI Europe Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %         %          %


*Inception Date: 2/20/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases           None

     Purchase Fee                               None

     Sales Charge on Reinvested Dividends       None

     Redemption Fee(1)                          None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                             1.00%

     Other Expenses(2)                         [1.24%]

     Total Annual Fund Operating Expenses      [2.24%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    227]

     3 Years               [$    700]

     5 Years               [$  1,200]

     10 Years              [$  2,575]

ICON INTERNATIONAL EQUITY FUND

TICKER SYMBOLS: CLASS C: IIQCX CLASS I: IIQIX CLASS Z: ICNEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON International Equity Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers. Foreign stock markets may also be less liquid than U.S. stock markets.

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within various market sectors, which causes the Fund's performance to be more susceptible to the economic, business or other developments that affect those industries and sectors. The Fund may invest up to 25% of its total assets in a single industry.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE HISTORY


The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an unmanaged securities index. The performance shown is for the Fund's Class Z shares. Performance for Class C and Class I shares will be lower due to differences in charges, expenses, inception dates and 12b-1 fees. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results. The Fund's name and investment strategy changed effective January 29, 2004. The Fund's past performance would have been different if the current strategy had been in effect.


[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                    as of 12/31 - Class Z Shares

1998      15.25%
1999      20.74%
2000      -8.65%
2001     -22.28%
2002     -18.56%
2003      64.13%
2004      18.07%
2005

BEST QUARTER:

[Q2 2003 27.46%]


WORST QUARTER:

[Q3 2002 -21.68%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05



                                                                 1         5        SINCE
ICON INTERNATIONAL EQUITY FUND                                 YEAR      YEARS    INCEPTION*
---------------------------------------------------------------------------------------------
CLASS Z
Return Before Taxes                                                 %         %         %
Return After Taxes on Distributions                                 %         %         %
Return After Taxes on Distributions and Sale of Fund Shares         %         %         %
MSCI ACWI ex-U.S
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %         %         %

CLASS C                                                             %         %         %
MSCI ACWI ex-U.S
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %         %         %

CLASS I                                                             %         %         %
MSCI ACWI ex-U.S
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %         %         %


*Inception Date: 2/18/97

After-tax performance is shown only for the Fund's Class Z Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


                                                   CLASS C    CLASS I    CLASS Z
SHAREHOLDER FEES

     Sales Charge (Load) on Purchases               None       None       None

     Purchase Fee                                   None       None       None

     Sales Charge on Reinvested Dividends           None       None       None

     Redemption Fee(1)                              None       None       None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                 1.00%      1.00%      1.00%

     Distribution/Servicing - Rule 12b-1 Fee        1.00%      0.25%      None

     Other Expenses(2),(3)                         [1.06%]    [1.07%]    [0.98%]

       Total Annual Fund Operating Expenses
       Without Reimbursements and Waivers          [3.06%]    [2.32%]    [1.98%]

       Expense (Reduction)                         [0.51%]    [0.52%]    [0.43%]

       Total Net Annual Fund Operating Expenses
       With Reimbursements and Waivers
       (as applicable)(3)                          [2.55%]    [1.80%]    [1.55%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.
(3) Effective May 1, 2005, ICON has contractually agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate for Class C of 2.55%, an annual rate for Class I of 1.80%, and an annual rate of 1.55% for Class Z. This expense limitation may be terminated at any time after January 29, 2011 upon 30 days' written notice of termination to the Fund's Board of Trustees. ICON is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the expenses were reimbursed or absorbed.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


                             CLASS C       CLASS I        CLASS Z
     1 Year                [$    258]    [$    183]     [$    158]

     3 Years               [$    791]    [$    564]     [$    488]

     5 Years               [$  1,344]    [$    967]     [$    839]

     10 Years              [$  3,121]    [$  2,389]     [$  2,083]

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAI.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs"). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. For purposes of each Fund's 80% threshold, ADRs are considered foreign securities.


FIXED-INCOME SECURITIES. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

DERIVATIVES. A Fund may use derivatives to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The securities in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

     MARKET RISK. Foreign markets have less trading volume than U.S. markets, are not generally as liquid, and may be more volatile than those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States and settlement periods may be longer.

     REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States.

     Exchange control regulations or currency restrictions could prevent cash from being brought back into the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may also be subject to withholding taxes in foreign countries and could experience difficulty in pursuing legal remedies and collecting judgments.

     CURRENCY RISK. The Funds receive substantially all of their revenue in foreign currencies and the net asset values of the Funds will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

     POLITICAL RISK. Foreign investments may be subject to the possibility of expropriation or confiscatory taxation; limitations on the removal of funds or other assets of the Fund; and political, economic or social instability.

EMERGING MARKET RISK. While the Funds expect to invest a substantial portion of their assets in the securities of issuers located in developed countries, the Funds may also invest in the securities of issuers located in emerging countries. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies in emerging markets may have more volatile share prices and be less liquid than those of securities issued by companies in more developed countries.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

THE FUNDS' INVESTMENT MANAGER

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public
retirement systems. ICON managed approximately [        ] in total assets as of
December 31, 2005.


The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.

PORTFOLIO MANAGERS

The ICON Asia-Pacific Region Fund is managed by J.C. Waller, III, Portfolio Manager, and Scott Snyder, Portfolio Manager. The ICON Europe Fund is managed by Robert Straus, Portfolio Manager, and Scott Snyder, Portfolio Manager. The ICON International Equity Fund is team-managed by Derek Rollingson, Scott Snyder, Robert Straus, and J.C. Waller, III.

Mr. Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. Mr. Rollingson joined ICON in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Mr. Snyder is an Portfolio Manager and a member of ICON's Investment Committee. Mr. Snyder joined ICON in 2004 as a Research Analyst and Assistant Portfolio Manager and was appointed Portfolio Manager in 2005. Previously, he was employed by FactSet from 2001 to 2004 as a portfolio analytics specialist from 2003-2004 and as a senior consultant from 2001-2003. Mr. Snyder is a Chartered Financial Analyst Level III candidate.

Mr. Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager.
Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. Mr. Straus is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.

Mr. Waller is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. Mr. Waller joined ICON in 2000 as a Research Analyst and was appointed Portfolio Manager in 2002. He was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.


The SAI provides additional information about the Portfolio Managers' compensation, accounts managed by the Portfolio Managers and their ownership of the ICON Funds.


MANAGEMENT AND ADMINISTRATIVE FEES


ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2005, each Fund paid an annual management fee equal to 1.00% of each Fund's average daily net assets.

ICON also provides administrative services to the Funds. Effective January 31, 2006, ICON receives receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Funds' annual report to shareholders.

ABOUT YOUR INVESTMENT
YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV per share of each Fund or share class is calculated by dividing the total net assets of each Fund or class by the total number of the Fund or class' shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). Foreign securities may trade in their local markets on days the NYSE is closed. Those transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.

The Funds use pricing services to determine the market value of the securities in their portfolios. Foreign securities traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The Funds use the market value of securities as of the close of regular trading on the NYSE to value the other equity securities held in the Funds' portfolios. If a market quotation is not readily available or is unreliable, the security is valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. The valuation assigned to fair valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

[SIDENOTE]

FAIR VALUE PRICING

ICON FUNDS HAS DETERMINED TO FAIR VALUE DAILY FOREIGN SECURITIES OUTSIDE OF THE WESTERN HEMISPHERE TO, AMONG OTHER THINGS, AVOID STALE PRICES AND MAKE THE FUNDS LESS ATTRACTIVE TO MARKET TIMERS. WHILE FAIR VALUE PRICING CANNOT ELIMINATE THE POSSIBILITY OF SHORTTERM TRADING, WE BELIEVE IT HELPS PROTECT THE INTERESTS OF LONG-TERM SHAREHOLDERS IN THE FUNDS.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated AFTER your request is received in good order by the Funds' transfer agent or other Fund agents.

The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may reserve the right to not accept customer orders that are incomplete or otherwise not in "good order." The Funds will be deemed to have received a purchase or redemption order from the Servicing Agent when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's NAV next computed after such orders are in good order and are unconditionally accepted by an authorized broker or the broker's designee.

ABOUT YOUR INVESTMENT
INVESTING IN THE ICON FUNDS

POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets move in and out;

-    Dilute the value of Fund shares held by long-term shareholders.

ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Funds' transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.

Funds that invest in overseas markets may be subject to the risk of certain investors using a strategy known as time-zone arbitrage that attempts to take advantage of time zone differences in various countries. Time-zone arbitrage is a form of market timing. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds, including time-zone arbitrage:

-    Shareholder trade activity monitoring;

-    Trading guidelines; and

- Selective use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.

Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminate the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes are consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds, and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot eliminate completely the possibility of short-term trading.

TRADING GUIDELINES

If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of our short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

ABOUT YOUR INVESTMENT
CLASSES OF SHARES AND DISTRIBUTION ARRANGEMENTS

CLASSES OF SHARES

The ICON Asia-Pacific Region Fund and ICON Europe Fund each offer a single, no-load class of shares. The ICON International Equity Fund currently offers three classes of shares: Class C (Adviser Class), Class I (Investor Class) and Class Z (Institutional Class). Class C shares charge a 1.00% 12b-1 fee and are targeted to investors who buy mutual funds through a financial adviser. Class I shares charge a 0.25% 12b-1 fee and may be appropriate for investors who invest directly.

Institutional (Class Z) shares of the International Equity Fund are offered only to institutional investors and can be purchased only by:

-    A bank, trust company or other type of depository institution;

- An insurance company, investment company, endowment or foundation purchasing shares for its own account;

-    A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

- Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

     "Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds
     $1 million.

ICON reserves the right to change the investment criteria for Institutional (Class Z) shares.

GRANDFATHERED SHAREHOLDERS


ICON International Equity Fund shareholders as of January 29, 2004 are grandfathered into Class Z shares of the Fund as follows:

- Shareholders that have continuously maintained a Fund account as of January 29, 2004; and

- Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2005, such as joint owners, trustees, custodians, and designated beneficiaries.


[SIDENOTE]

USING A FINANCIAL INTERMEDIARY

IF YOU PURCHASE SHARES THROUGH A FINANCIAL ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ YOUR FINANCIAL INTERMEDIARY'S PROGRAM MATERIALS CAREFULLY.

RULE 12b-1 FEES

The International Equity Fund has adopted a distribution plan under Investment Company Act Rule 12b-1 that allows the Fund to pay distribution and service fees for the sale of Class C and Class I Fund shares and for other shareholder services. Because the fees are paid out of a class' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Servicing Agents may receive these fees from the Fund in exchange for providing a number of services, such as:

-    placing your orders;

-    providing investment advice, research and other advisory services;

-    handling correspondence for individual accounts; and

-    issuing shareholder statements and reports.

REVENUE SHARING


The Distributor and ICON Advisers may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers may from time to time make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ICON Funds on the financial firms' preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of an ICON Fund, all other ICON Funds, other funds sponsored by ICON Advisers and/or a particular class of shares, during a specified period of time. The Distributor and ICON Advisers may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ICON Funds and the quality of the financial firm's relationship with the Distributor or ICON Advisers. The additional payments described above are made at the Distributor's or ICON Adviser's expense, as applicable. These payments may be made, at the discretion of the Distributor or ICON Advisers to some of the financial firms that have sold the greatest amounts of shares of the ICON Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisors about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds other than ICON Funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.


SUB-TRANSFER AGENCY FEES

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a sub-transfer agency fee to these Servicing Agents for these services. Servicing Agents receiving such fees may also receive 12b-1 fees.

ABOUT YOUR INVESTMENT
OPENING AN ACCOUNT

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT

Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.

UGMA OR UTMA (UNIFORM GIFT TO MINORS ACT OR UNIFORM TRANSFER TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.

TRUST

A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.

CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation and a corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement and similar accounts:

     TRADITIONAL AND ROTH IRA

     Both types of IRAs allow most individuals with earned income up to a specific maximum to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.

     Each year you will be charged a $10 custodial fee for each IRA maintained under your Social Security number. This fee may be changed upon 30 days' notice.

PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account (other than Class Z shares, which are only for institutions), please enclose a check payable to "ICON Funds" for one of the following amounts:

-    $1,000 minimum for regular accounts

-    $1,000 minimum for IRA and UGMA/UTMA accounts

-    No minimum if you begin an Automatic Investment Plan

Institutional shares require a separate application and have different investment procedures. Please call 1-800-828-4881 for more information.

MINIMUM ADDITIONAL INVESTMENTS

-    $100 for additional investments

-    $100 for Automatic Investment Plan payments

ABOUT YOUR INVESTMENT
DOING BUSINESS WITH THE ICON FUNDS


                                                           HOW TO OPEN AN ACCOUNT
----------------------------------------------------------------------------------------------------
BY PHONE                                                   If you have an existing account with us
1-800-764-0442                                             that has telephone exchange privileges,
                                                           you can call to open an account in
                                                           another ICON Fund by exchange. The names
                                                           and registrations need to be identical on
                                                           both accounts.

                                                           Otherwise, you must complete a New
                                                           Account Application and send it with your
                                                           investment check. The Funds do not accept
                                                           third-party checks or money orders.

BY MAIL                                                    Complete the proper application which you
                                                           can request by calling 1-800-764-0442 or
                       Overnight:                          by visiting www.iconadvisers.com. Make
                                                           your check payable to "ICON Funds." We
ICON FUNDS             ICON FUNDS                          cannot establish new accounts with
P.O. BOX 55452         66 BROOKS DRIVE                     third-party checks or money orders.
BOSTON, MA 02205-8165  BRAINTREE, MA 02184

BY WIRE                                                    Complete and mail the proper application.
                                                           Wire funds to:
                                                           State Street Bank and Trust Company
                                                           ABA# 011000028
                                                           Attn: Custody
                                                           DDA# 99056673
                                                           225 Franklin Street
                                                           Boston, MA 02110
                                                           Credit: NAME OF ICON FUND
                                                           Further Credit: SHAREHOLDER NAME AND
                                                           ACCOUNT NUMBER

THROUGH OUR WEBSITE                                        Download, complete and mail a signed
www.iconadvisers.com                                       printout of the proper application with
                                                           your investment check.

THROUGH AUTOMATIC INVESTMENT PLANS                         Automatic Investment Plan (AIP) allows
                                                           you to make electronic purchases directly
                                                           from a checking or savings account. The
                                                           minimum to open an account is $100 per
                                                           month. We charge no fee for AIP.

HOW TO ADD TO AN ACCOUNT        HOW TO REDEEM SHARES            HOW TO EXCHANGE SHARES
------------------------------------------------------------------------------------------------
Electronic Funds Transfer       We can generally send proceeds  If you have telephone exchange
allows you to make electronic   only to the address or bank of  privileges, you may exchange
purchases directly from a       record. Minimum redemption -    from one ICON Fund to another.
checking or savings account at  $100; $1,000 minimum for        The names and registrations
your request. You may           redemptions by wire. Phone      need to be identical on both
establish Electronic Funds      redemption is not available on  accounts.
Transfer when your account is   retirement accounts and
opened, or add it later by      certain other accounts.
completing an Account Changes
Form. Only bank accounts held
at domestic financial
institutions that are
Automated Clearing House
members may be used for
telephone transactions. We
charge no fee for Electronic
Funds Transfer transactions.
It may take up to 15 days
after an account is
established for Electronic
Funds Transfer to be
available.

Make your check payable to      In a letter, please tell us     In a letter, include the
"ICON Funds." Enclose a         the number of shares or         name(s) of the account
purchase stub (from your most   dollars you wish to redeem,     owner(s), the Fund and account
recent confirmation or          the name(s) of the account      number you wish to exchange
statement); if you do not have  owner(s), the Fund and account  from, the dollar or share
one, write the Fund name and    number. All account owners      amount, and the account you
your account number on the      need to sign the request        wish to exchange into. All
check. For IRAs, please state   exactly as their names appear   account owners need to sign
the contribution year.          on the account. We can send     the request exactly as their
                                proceeds only to the address    names appear on the account.
The Funds do not accept         or bank of record.
third-party checks, money
orders or cashier's checks.

Wire funds to:                  $1,000 minimum. Monies are      Not applicable.
State Street Bank and           usually received the business
Trust Company                   day after you sell. There is a
ABA# 011000028                  $15 fee for this service.
Attn: Custody                   Unless otherwise specified, we
DDA# 99056673                   will deduct the fee from your
225 Franklin Street             redemption proceeds.
Boston, MA 02110
Credit: NAME OF ICON FUND
Further Credit: SHAREHOLDER
NAME AND ACCOUNT NUMBER

Not available.                  Not available.                  Not available.

Automatic Investment Plan       Systematic Withdrawal Plan      Fund-to-Fund Investment Plan
(AIP) allows you to make        permits you to receive a fixed  allows you to automatically
electronic purchases directly   sum on a monthly, quarterly or  exchange a fixed dollar amount
from a checking or savings      annual basis from accounts      from one Fund to purchase
account. The minimum to open    with a value of $5,000 or       shares in another Fund.
an account is $100 per month.   more. Payments may be sent
We charge no fee for AIP.       electronically to your bank of
                                record or to you in check
                                form.

ABOUT YOUR INVESTMENT
REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian(s) on the account.

RETIREMENT ACCOUNTS

Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.

TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE

For your protection, we require a signature guarantee by an eligible signature guarantor if you request:

-   to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

- a redemption check made payable to anyone other than the shareholder(s) of record

-   a redemption check mailed to an address other than the address of record

-   a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

-   to add telephone redemption privileges

-   to change bank account information on an account


Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:

-   bank

-   broker-dealer

-   credit union (if authorized under state law)

-   securities exchange/association

-   clearing agency

-   savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE ABOVE). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER

Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

ABOUT YOUR INVESTMENT
TRANSACTION POLICIES

Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the transfer agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.

If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the customer will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account within 5 business days if clarifying information and documentation is not received.

The Funds accept investments only from U.S. investors who have social security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in "good order". Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered to be in "good order" by the Funds until it meets these requirements. You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent or other agents. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Funds.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAXPAYER IDENTIFICATION NUMBER

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will decide whether to close an account based on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                                           ABOUT YOUR INVESTMENT
                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES

Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 from 8 a.m. to 5 p.m. Central time Monday through Friday.

24-HOUR ACCOUNT INFORMATION

- BY PHONE: 1-800-764-0442. ICON's automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.

- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your account and view the latest Fund performance returns, daily prices, and much more 24 hours a day.

ABOUT YOUR INVESTMENT
ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC INVESTMENT PLANS above.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

HOUSEHOLDING

To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               DIVIDENDS AND OTHER DISTRIBUTIONS

The Funds intend to distribute any net investment income and net capital gains, if any, on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                            FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended September 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by ________________________. ______________________'s report and the Funds' financial statements are included in the Funds' 2005 Annual Report, which is available upon request or at www.iconadvisers.com.


                                                   ICON ASIA-PACIFIC REGION FUND


                                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                                                 2005       2004           2003          2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                     $     7.62     $     5.68    $     6.81     $    10.25
                                                               -------   ----------     ----------    ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(x)                                                0.02           0.04         (0.19)          0.07
Net realized and unrealized gains/(losses) on investments                      0.55           1.90         (0.91)         (3.51)
                                                               -------   ----------     ----------    ----------     ----------

Total from investment operations                                               0.57           1.94         (1.10)         (3.44)
                                                               -------   ----------     ----------    ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                          (0.02)             -             -              -
Distributions from net realized gains                                             -              -             -              -
                                                               -------   ----------     ----------    ----------     ----------
Return of capital                                                                 -              -         (0.03)             -
                                                               -------   ----------     ----------    ----------     ----------

Total Distributions                                                           (0.02)             -         (0.03)             -
                                                               -------   ----------     ----------    ----------     ----------

Net asset value, end of period                                           $     8.17     $     7.62    $     5.68     $     6.81
                                                               =======   ==========     ==========    ==========     ==========

Total Return                                                                   7.51%         34.15%       (16.29%)       (33.56%)

Net assets, end of period (in thousands)                                 $   17,047     $    6,084    $    6,927     $   19,684
Average net assets for the period (in thousands)                         $   14,976     $    6,683    $   12,142     $   18,749
Ratio of expenses to average net assets                                        1.91%          1.98%         1.66%          1.70%
Ratio of net investment income (loss) to average net assets                    0.20%          0.68%        (0.23%)         0.75%
Portfolio turnover rate                                                       58.62%         81.44%        14.43%         55.58%


(x) Calculated using average share method

                                                                ICON EUROPE FUND


                                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                                                  2005       2004          2003          2002          2001
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                       $    9.84     $    7.40     $    8.13     $   10.14
                                                               ---------   ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                                   (0.04)        (0.02)(x)     (0.04)(x)      0.05(x)
Net realized and unrealized gains/(losses) on investments                       2.23          2.46         (0.67)        (2.06)
                                                               ---------   ---------     ---------     ---------     ---------

Total from investment operations                                                2.19          2.44         (0.71)        (2.01)
                                                               ---------   ---------     ---------     ---------     ---------
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                               -             -         (0.02)            -
Distributions from net realized gains                                              -             -             -             -
                                                               ---------   ---------     ---------     ---------     ---------

Total Distributions                                                                -             -         (0.02)            -
                                                               ---------   ---------     ---------     ---------     ---------

Net asset value, end of period                                             $   12.03     $    9.84     $    7.40     $    8.13
                                                               =========   =========     =========     =========     =========

Total Return                                                                   22.26%        32.97%        (8.76%)      (19.82%)

Net assets, end of period (in thousands)                                   $   7,826     $   9,262     $   4,619     $   7,397
Average net assets for the period (in thousands)                           $   7,230     $   6,774     $   5,706     $   7,935
Ratio of expenses to average net assets                                         2.24%         1.87%         2.14%         1.96%
Ratio of net investment income (loss) to average net assets                    (0.38%)       (0.29%)       (0.42%)        0.55%
Portfolio turnover rate                                                        78.57%       101.37%        12.26%        84.49%


(x) Calculated using average share method

                                        ICON INTERNATIONAL EQUITY FUND - CLASS Z


                                                                              FISCAL YEAR ENDED SEPTEMBER 30
                                                                  2005        2004          2003         2002          2001
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                       $    8.41     $    5.96     $    7.24     $   11.79
                                                               ---------   ---------     ---------     ---------     ---------

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(x)                                                 0.01          0.06          0.04          0.09
Net realized and unrealized gains/(losses) on investments                       2.24          2.45         (1.25)        (3.31)
                                                               ---------   ---------     ---------     ---------     ---------

Total from investment operations                                                2.25          2.51         (1.21)        (3.22)
                                                               ---------   ---------     ---------     ---------     ---------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                           (0.06)            -         (0.04)            -
Distributions from net realized gains                                              -         (0.06)            -         (1.33)
                                                               ---------   ---------     ---------     ---------     ---------
Return of capital                                                                  -             -         (0.03)            -
                                                               ---------   ---------     ---------     ---------     ---------

Total Distributions                                                            (0.06)        (0.06)        (0.07)        (1.33)
                                                               ---------   ---------     ---------     ---------     ---------

Net asset value, end of period                                             $   10.60     $    8.41     $    5.96     $    7.24
                                                               =========   =========     =========     =========     =========

Total Return*                                                                  26.79%        42.60%       (16.94%)      (30.29%)

Net assets, end of period (in thousands)                                   $   9,303     $  10,587     $   8,222     $  14,196
Average net assets for the period (in thousands)                           $  10,063     $   8,571     $  13,347     $  18,204
Ratio of expenses to average net assets(a)                                      1.98%         2.00%         1.72%         1.65%
Ratio of net investment income (loss) to average net
  assets(a)                                                                     0.03%         0.88%         0.48%         0.97%
Portfolio turnover rate                                                       117.74%(b)     98.91%        91.99%        41.67%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                        ICON INTERNATIONAL EQUITY FUND - CLASS C


                                                                             FOR THE PERIOD
                                                                 FOR THE   FEBRUARY 19, 2004
                                                               YEAR ENDED   (INCEPTION) TO
                                                              SEPTEMBER 30,  SEPTEMBER 30,
                                                                   2005          2004
---------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                          $    11.29
                                                                 ---------    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                                    (0.02)
Net realized and unrealized gains (losses) on investments                          (0.72)
                                                                 ---------    ----------

Total from investment operations                                                   (0.74)
                                                                 ---------    ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                   -
Distributions from net realized gains                                                  -
                                                                 ---------    ----------
Return of capital                                                                      -
                                                                 ---------    ----------

Total Distributions                                                                    -
                                                                 ---------    ----------

Net asset value, end of period                                                $    10.55
                                                                 =========    ==========

Total Return*                                                                      (6.55%)

Net assets, end of period (in thousands)                                      $      183
Average net assets for the period (in thousands)                              $      162
Ratio of expenses to average net assets(a)                                          3.06%
Ratio of net investment loss to average net assets(a)                              (0.16%)
Portfolio turnover rate(b)                                                        117.74%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

                                        ICON INTERNATIONAL EQUITY FUND - CLASS I


                                                                             FOR THE PERIOD
                                                                 FOR THE    FEBRUARY 6, 2004
                                                                YEAR ENDED   (INCEPTION) TO
                                                               SEPTEMBER 30,  SEPTEMBER 30,
                                                                   2005           2004
---------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                           $    10.96
                                                                 ---------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                                      0.04
Net realized and unrealized gains (losses) on investments                           (0.41)
                                                                 ---------     ----------

Total from investment operations                                                    (0.37)
                                                                 ---------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                                    -
Distributions from net realized gains                                                   -
                                                                 ---------     ----------
Return of capital                                                                       -
                                                                 ---------     ----------

Total Distributions                                                                     -
                                                                 ---------     ----------

Net asset value, end of period                                                 $    10.59
                                                                 =========     ==========

Total Return*                                                                       (3.38%)

Net assets, end of period (in thousands)                                       $    3,211
Average net assets for the period (in thousands)                               $    1,960
Ratio of expenses to average net assets(a)                                           2.32%
Ratio of net investment loss to average net assets(a)                                0.44%
Portfolio turnover rate(b)                                                         117.74%


(x)  Calculated using average share method.
*    The total return calculation is for the period indicated.
(a)  Annualized for periods less than a year.
(b) Portfolio turnover is calculated at the Fund level. The rate shown is for the longest period indicated of the three share classes.

ICON FUNDS PRIVACY POLICY

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

[ICON FUNDS(R) LOGO]

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information:

BY TELEPHONE                                         Call 1-800-764-0442

BY MAIL                                              ICON Funds
                                                     P.O. Box 55452 Boston, MA 02205-8165

IN PERSON                                            ICON Funds
                                                     5299 DTC Boulevard, Suite 1200, Greenwood Village, CO 80111

BY E-MAIL                                            info@iconadvisers.com

ON THE INTERNET:

     ICON FUNDS WEBSITE:                             www.iconadvisers.com
     EDGAR DATABASE ON THE SEC WEBSITE               www.sec.gov

BY E-MAIL OR IN PERSON FROM THE                      E-Mail the Securities and Exchange Commission
SECURITIES AND EXCHANGE COMMISSION                   at publicinfo@sec.gov
(YOU WILL PAY A COPYING FEE)

VISIT OR WRITE:                                      SEC's Public Reference Section
                                                     Washington, D.C. 20549-0102

                                                     Call 1-202-942-8090 for information about
                                                     the operation of the Public Reference Room


535143

I-125-FOR                                     ICON Funds' SEC File No. 811-07883

PROSPECTUS

ICON SECTOR FUNDS


JANUARY 31, 2006


ICON CONSUMER DISCRETIONARY FUND

ICON ENERGY FUND

ICON FINANCIAL FUND

ICON HEALTHCARE FUND

ICON INDUSTRIALS FUND

ICON INFORMATION TECHNOLOGY FUND

ICON LEISURE AND CONSUMER STAPLES FUND

ICON MATERIALS FUND

ICON TELECOMMUNICATION & UTILITIES FUND


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE FUNDS' SHARES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[ICON FUNDS(R) LOGO]

                                                               TABLE OF CONTENTS

ICON'S INVESTMENT APPROACH                                                    2

FUND SUMMARIES                                                                3
   ICON Consumer Discretionary Fund                                           4
   ICON Energy Fund                                                           7
   ICON Financial Fund                                                       10
   ICON Healthcare Fund                                                      13
   ICON Industrials Fund                                                     16
   ICON Information Technology Fund                                          19
   ICON Leisure and Consumer Staples Fund                                    22
   ICON Materials Fund                                                       25
   ICON Telecommunication & Utilities Fund                                   28

MORE ABOUT INVESTMENT STRATEGIES AND RISKS                                   31

THE FUNDS' INVESTMENT MANAGER                                                34

ABOUT YOUR INVESTMENT                                                        36
   Your Share Price                                                          36
   Investing in the ICON Funds                                               38
   Opening an Account                                                        40
   Doing Business with the ICON Funds                                        42
   Redeeming Shares                                                          44
   Transaction Policies                                                      46
   For More Information About Your Account                                   49
   Establishing Additional Services                                          50

DIVIDENDS AND OTHER DISTRIBUTIONS                                            51

TAXES                                                                        52

REVENUE SHARING ARRANGEMENTS                                                 53

FINANCIAL HIGHLIGHTS                                                         55

ICON FUNDS PRIVACY POLICY                                                    64

[ICON LOGO]

ICON'S INVESTMENT APPROACH

ICON Advisers, Inc. ("ICON"), the Funds' investment adviser, uses a disciplined, objective, non-emotional methodology to identify industries and sectors that are underpriced. Our unique combination of industry rotation and bottom-up valuation of equity investments distinguishes us from other investment managers.

We believe that the market goes through themes over time. Themes are defined simply: stocks in industries that were leaders at one time tend to become overpriced relative to intrinisic value, and stocks in industries that were not in favor tend to drop below intrinsic value. We sell overpriced industries and buy underpriced industries, as identified by our valuation model, to capture developing industry and sector themes, without restrictions on market capitalization.


The ICON valuation methodology is rooted in the fundamentals of finance: earnings, future earnings growth, risk as measured by beta, and opportunity costs as determined by bond yields provide us with a view to the intrinsic value of a company. We use these fundamentals to analyze our database of the thousands of companies included in the 139 separate industries and nine basic market sectors as defined by the Standard & Poor's Global Industry Classification Standard Industry Codes. We then compare our valuation of a security to the current market price to arrive at a value-to-price ratio for each stock, and in turn, develop a "value-to-price ratio" for each of the 139 industries.


In addition to identifying industries underpriced relative to the broad market, we seek those industries that demonstrate relative strength, meaning above-average performance or leadership against the current market.

                                   One Market


                                  Nine Sectors

                               139 S&P Industries


                           ICON's Investment Database

[SIDENOTE]

THINKING OUTSIDE THE BOX


MOST INVESTMENT MANAGERS CHARACTERIZE THEIR STYLE AS FALLING INTO ONE OF SIX STYLE BOXES: BY A COMPANY'S MARKET CAPITALIZATION -- SMALL-CAP, MID-CAP, OR LARGE-CAP, AND BY STYLE -- EITHER VALUE OR GROWTH. THE ICON FUNDS ARE MANAGED USING AN APPROACH THAT IMPOSES NO LIMITS OR RESTRICTIONS ON MARKET CAPITALIZATION OF ITS INVESTMENTS.

ICON USES AN ALL-CAP STRATEGY THAT IS NOT LIMITED BY THESE ARBITRARY BARRIERS OR RESTRICTIONS. THE ICON FUNDS HAVE THE FREEDOM TO INVEST IN SMALL-, MID-, AND LARGE-SIZE COMPANIES BECAUSE WE BELIEVE THAT STOCKS MIGRATE THROUGH THE GRID OVER TIME.


VALUATION DISCIPLINE


THERE ARE TIMES DURING MARKET CYCLES IN WHICH THE ICON SYSTEM MAY INDICATE STOCK PRICES HAVE EXCEEDED FAIR VALUE; IN OTHER WORDS, THE ICON METHODOLOGY DOES NOT IDENTIFY INDUSTRIES OR STOCKS AS BEING UNDERVALUED. IN THIS EVENT, WE CONTINUE TO IMPLEMENT OUR INVESTMENT DISCIPLINE USING OTHER MORE DEFENSIVE VEHICLES.

                                                                  FUND SUMMARIES


The Funds' investment objectives, principal investment strategies, main risks of investing, and fees and expenses are described on pages [4 to 30.] Additional information about the Funds' investment strategies and associated risks begins on page [31.]


Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against unmanaged securities market indexes. Each index shown accounts for both change in security price and reinvestment of dividends and distributions (except as noted), but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the indexes. You may not invest directly in these unmanaged indexes.

- The capitalization-weighted Standard & Poor's (S&P) SuperComposite 1500 Sector Indexes are based on specific sector classifications as determined by S&P.


- The S&P SuperComposite 1500 Index (S&P 1500 Index) is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.


- The NASDAQ Composite Index ("NASDAQ") is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks.

FactSet Research Systems, Inc. ("FactSet") and Bloomberg are the sources for the index returns included in this Prospectus.

[SIDENOTE]

WHAT THE FUNDS ARE -- AND AREN'T

THESE FUNDS ARE MUTUAL FUNDS -- POOLED INVESTMENTS THAT ARE PROFESSIONALLY MANAGED AND PROVIDE YOU THE OPPORTUNITY TO PARTICIPATE IN FINANCIAL MARKETS. THEY STRIVE TO MEET THEIR STATED GOALS, ALTHOUGH AS WITH ALL MUTUAL FUNDS, THEY CANNOT OFFER GUARANTEED RESULTS. AS WITH ANY MUTUAL FUND, THERE IS ALWAYS A RISK THAT YOU MAY LOSE MONEY ON YOUR INVESTMENT IN A FUND.

AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT. IT IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY.

ICON CONSUMER DISCRETIONARY FUND

TICKER SYMBOL: ICCCX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Consumer Discretionary Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Consumer Discretionary sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Consumer Discretionary sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, consumer confidence and spending, changes in demographics and consumer tastes, interest rates and competition may impact the Fund's performance.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's net asset value ("NAV") and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

CONSUMER DISCRETIONARY INDUSTRIES

INDUSTRIES IN THE CONSUMER DISCRETIONARY SECTOR INCLUDE ADVERTISING, APPAREL & ACCESSORIES & LUXURY GOODS, APPAREL RETAIL, AUTO PARTS & EQUIPMENT, AUTOMOBILE MANUFACTURERS, CATALOG RETAIL, COMPUTER AND ELECTRONICS RETAIL, CONSUMER ELECTRONICS, DEPARTMENT STORES, DISTRIBUTORS, FOOTWEAR, GENERAL MERCHANDISE STORES, HOME FURNISHINGS, HOME IMPROVEMENT RETAIL, HOMEBUILDING, HOUSEHOLD APPLIANCES, HOUSEWARES & SPECIALTIES, INTERNET RETAIL, MOTORCYCLE MANUFACTURERS, SPECIALTY STORES, TEXTILES AND TIRE & RUBBER.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998       5.60%
1999       4.74%
2000     -11.51%
2001      26.23%
2002     -19.09%
2003      40.40%
2004       5.58%
2005

BEST QUARTER:


[Q4 2001 32.14%]


WORST QUARTER:


[Q3 1998 -27.47%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON CONSUMER DISCRETIONARY FUND                                 1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %             %           %
Return After Taxes on Distributions                                   %             %           %
Return After Taxes on Distributions and Sale of Fund Shares           %             %           %
S&P 1500 Consumer Discretionary Index
   (reflects no deduction for fees, expenses, or taxes)               %             %           %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %             %           %


*Inception Date: 7/9/97

Total return figures for the S&P 1500 Consumer Discretionary Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Consumer Discretionary Index returns with reinvested dividends and distributions are unavailable prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.31%]

     Total Annual Fund Operating Expenses                 [1.31%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    133]

     3 Years               [$    415]

     5 Years               [$    718]

     10 Years              [$  1,579]

                                                                ICON ENERGY FUND

                                                            TICKER SYMBOL: ICENX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Energy Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Energy sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Energy sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by energy prices, supply and demand fluctuations, energy conservation, tax and other regulatory policies of governments, and global events including instability in the Middle East or war.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

ENERGY INDUSTRIES

INDUSTRIES IN THE ENERGY SECTOR INCLUDE INTEGRATED OIL & GAS, OIL & GAS DRILLING, OIL & GAS EQUIPMENT & SERVICES, OIL & GAS EXPLORATION & PRODUCTION, AND OIL & GAS REFINING, MARKETING & TRANSPORTATION.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998     -37.12%
1999      50.27%
2000      78.65%
2001      -3.31%
2002      -5.74%
2003      32.67%
2004      38.16%
2005

BEST QUARTER:


[Q1 2000 28.98%]


WORST QUARTER:


[Q3 1998 -26.42]%


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON ENERGY FUND                                                 1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %            %            %
Return After Taxes on Distributions                                   %            %            %
Return After Taxes on Distributions and Sale of Fund Shares           %            %            %
S&P 1500 Energy Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               %            %            %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %            %            %


*Inception Date: 11/5/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.35%]

     Total Annual Fund Operating Expenses                 [1.35%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    137]

     3 Years               [$    428]

     5 Years               [$    739]

     10 Years              [$  1,624]

ICON FINANCIAL FUND

TICKER SYMBOL: ICFSX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Financial Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Financial sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Financial sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, interest rate fluctuations, general economic conditions, the availability and cost of capital, natural disasters and changes in government regulation and legislation may impact the performance of the Fund.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

FINANCIAL INDUSTRIES

INDUSTRIES IN THE FINANCIAL SECTOR INCLUDE ASSET MANAGEMENT & CUSTODY BANKS, CONSUMER FINANCE, DIVERSIFIED BANKS, DIVERSIFIED CAPITAL MARKETS, INSURANCE BROKERS, INVESTMENT BANKING & BROKERS, LIFE & HEALTH INSURANCE, MULTI-LINE INSURANCE, MULTI-SECTOR HOLDINGS, OTHER DIVERSIFIED FINANCIAL SERVICES, PROPERTY & CASUALTY INSURANCE, REAL ESTATE INVESTMENT TRUSTS, REAL ESTATE MANAGEMENT & DEVELOPMENT, REGIONAL BANKS, REINSURANCE, SPECIALIZED FINANCE, AND THRIFTS & MORTGAGE FINANCE.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998       7.04%
1999      -1.71%
2000      50.02%
2001       2.61%
2002     -17.79%
2003      40.27%
2004      18.34%
2005

BEST QUARTER:


[Q3 2000 25.87%]


WORST QUARTER:


[Q3 1998 -23.45%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON FINANCIAL FUND                                              1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %            %            %
Return After Taxes on Distributions                                   %            %            %
Return After Taxes on Distributions and Sale of Fund Shares           %            %            %
S&P 1500 Financial Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               %            %            %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %            %            %


*Inception Date: 7/1/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.32%]

     Total Annual Fund Operating Expenses                 [1.32%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    134]

     3 Years               [$    418]

     5 Years               [$    723]

     10 Years              [$  1,590]

                                                            ICON HEALTHCARE FUND

                                                            TICKER SYMBOL: ICHCX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Healthcare Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Healthcare sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Healthcare sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, competition, patent considerations, regulatory approval of products, and government regulation may impact the performance of the Fund. Many of these products and services are also subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

HEALTHCARE INDUSTRIES

INDUSTRIES IN THE HEALTHCARE SECTOR INCLUDE BIOTECHNOLOGY, HEALTH CARE DISTRIBUTORS, HEALTH CARE EQUIPMENT, HEALTH CARE FACILITIES, HEALTH CARE SERVICES, HEALTH CARE SUPPLIES, MANAGED HEALTH CARE, AND PHARMACEUTICALS.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998      15.31%
1999       3.80%
2000      43.03%
2001      -3.17%
2002      -9.22%
2003      31.14%
2004      17.93%
2005

BEST QUARTER:


[Q4 1999 20.45%]


WORST QUARTER:


[Q3 1999 -16.53%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON HEALTHCARE FUND                                           1 YEAR         5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                 %              %            %
Return After Taxes on Distributions                                 %              %            %
Return After Taxes on Distributions and Sale of Fund Shares         %              %            %
S&P 1500 Healthcare Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)             %              %            %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)             %              %            %


*Inception Date: 2/24/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.29%]

     Total Annual Fund Operating Expenses                 [1.29%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    131]

     3 Years               [$    409]

     5 Years               [$    708]

     10 Years              [$  1,556]

ICON INDUSTRIALS FUND

TICKER SYMBOL: ICTRX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Industrials Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Industrials sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Industrials sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, interest rates, insurance costs, technical progress, capital-spending levels, labor relations and government regulation may impact the performance of the Fund.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

INDUSTRIALS INDUSTRIES

INDUSTRIES IN THE INDUSTRIALS SECTOR INCLUDE AEROSPACE & DEFENSE, AIR FREIGHT & LOGISTICS, AIRLINES, AIRPORT SERVICES, BUILDING PRODUCTS, COMMERCIAL PRINTING, CONSTRUCTION & ENGINEERING, CONSTRUCTION & FARM MACHINERY & HEAVY EQUIPMENT, DIVERSIFIED COMMERCIAL SERVICES, ELECTRICAL COMPONENTS & EQUIPMENT, EMPLOYMENT SERVICES, ENVIRONMENTAL SERVICES, HEAVY ELECTRICAL EQUIPMENT, HIGHWAYS & RAILTRACKS, INDUSTRIAL CONGLOMERATES, INDUSTRIAL MACHINERY, MARINE, MARINE PORTS & SERVICES, OFFICE SERVICES & SUPPLIES, RAILROADS, TRADING COMPANIES & DISTRIBUTORS, AND TRUCKING.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998       5.35%
1999      -6.73%
2000       4.27%
2001       1.61%
2002     -21.05%
2003      26.16%
2004      20.24%
2005

BEST QUARTER:


[Q4 1998 26.53%]


WORST QUARTER:


[Q3 2002 -21.58%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON INDUSTRIALS FUND                                            1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %             %             %
Return After Taxes on Distributions                                   %             %             %
Return After Taxes on Distributions and Sale of Fund Shares           %             %             %
S&P 1500 Industrials Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               %             %             %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %             %             %


*Inception Date: 5/9/97

Total return figures for the S&P 1500 Industrials Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Industrials Index returns with reinvested dividends and distributions are unavailable prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.29%]

     Total Annual Fund Operating Expenses                 [1.29%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    131]

     3 Years               [$    409]

     5 Years               [$    708]

     10 Years              [$  1,556]

                                                ICON INFORMATION TECHNOLOGY FUND

                                                            TICKER SYMBOL: ICTEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Information Technology Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Information Technology sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Information Technology sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by general economic conditions, product cycles, competition, and government regulation. In addition, technological services and products are subject to rapid obsolescence which may lower the market value of the securities in the sector.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

INFORMATION TECHNOLOGY INDUSTRIES

INDUSTRIES IN THE INFORMATION TECHNOLOGY SECTOR INCLUDE APPLICATION SOFTWARE, COMMUNICATIONS EQUIPMENT, COMPUTER HARDWARE, COMPUTER STORAGE & PERIPHERALS, DATA PROCESSING & OUTSOURCED SERVICES, ELECTRONIC EQUIPMENT MANUFACTURERS, ELECTRONIC MANUFACTURING SERVICES, HOME ENTERTAINMENT SOFTWARE, INTERNET SOFTWARE & SERVICES, IT CONSULTING & SERVICES, OFFICE ELECTRONICS, SEMICONDUCTOR EQUIPMENT, SEMICONDUCTORS, SYSTEMS SOFTWARE AND TECHNOLOGY DISTRIBUTORS.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998      33.96%
1999     111.03%
2000      14.07%
2001     -13.00%
2002     -41.40%
2003      46.98%
2004       3.88%
2005

BEST QUARTER:


[Q4 1998 46.05%]


WORST QUARTER:


[Q3 2001 -30.36%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05


                                                                                           SINCE
ICON INFORMATION TECHNOLOGY FUND                                 1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %             %             %
Return After Taxes on Distributions                                   %             %             %
Return After Taxes on Distributions and Sale of Fund Shares           %             %             %
S&P 1500 Information Technology Index
   (reflects no deduction for fees, expenses, or taxes)               %             %             %
NASDAQ Composite Index
   (reflects no deduction for fees, expenses, or taxes)               %             %             %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %             %             %

*Inception Date: 2/19/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.31%]

     Total Annual Fund Operating Expenses                 [1.31%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    133]

     3 Years               [$    415]

     5 Years               [$    718]

     10 Years              [$  1,579]

ICON LEISURE AND CONSUMER STAPLES FUND

TICKER SYMBOL: ICLEX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Leisure and Consumer Staples Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Leisure and Consumer Staples sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Leisure and Consumer Staples sector which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, the Fund's performance may be impacted by general economic conditions, consumer confidence, consumer preferences, product cycles, competition, and changes in government regulation.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

LEISURE AND CONSUMER STAPLES INDUSTRIES

INDUSTRIES IN THE LEISURE AND CONSUMER STAPLES SECTOR INCLUDE AGRICULTURAL PRODUCTS, BREWERS, BROADCASTING & CABLE TV, CASINOS & GAMING, DISTILLERS & VINTNERS, DRUG RETAIL, FOOD DISTRIBUTORS, FOOD RETAIL, HOTELS RESORTS & CRUISE LINES, HOUSEHOLD PRODUCTS, HYPERMARKETS & SUPER CENTERS, LEISURE FACILITIES, LEISURE PRODUCTS, MOVIES & ENTERTAINMENT, PACKAGED FOODS & MEATS, PERSONAL PRODUCTS, PHOTOGRAPHIC PRODUCTS, PUBLISHING, RESTAURANTS, SOFT DRINKS AND TOBACCO.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions except as noted. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998      17.84%
1999      -4.51%
2000      14.38%
2001      25.03%
2002      -9.67%
2003      27.33%
2004      17.88%
2005

BEST QUARTER:


[Q4 2001 27.28%]


WORST QUARTER:


[Q3 2001 -14.36%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON LEISURE AND CONSUMER STAPLES FUND                           1 YEAR       5 YEAR     INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %            %            %
Return After Taxes on Distributions                                   %            %            %
Return After Taxes on Distributions and Sale of Fund Shares           %            %            %
S&P 1500 Consumer Staples Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               %            %            %
S&P 1500 Consumer Discretionary Index
   (reflects no deduction for fees, expenses, or taxes)               %            %            %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %            %            %


*Inception Date: 5/9/97

Total return figures for the S&P 1500 Consumer Discretionary Index include the reinvestment of dividends and capital gain distributions beginning on January 1, 2002. S&P 1500 Consumer Discretionary Index returns with reinvested dividends and distributions are unavailable prior to that date.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.33%]

     Total Annual Fund Operating Expenses                 [1.33%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    135]

     3 Years               [$    421]

     5 Years               [$    729]

     10 Years              [$  1,601]

                                                             ICON MATERIALS FUND

                                                            TICKER SYMBOL: ICBMX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Materials Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Materials sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Materials sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, commodity prices, competition, and changes in government regulation may impact the performance of the Fund.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

MATERIALS INDUSTRIES

INDUSTRIES IN THE MATERIALS SECTOR INCLUDE ALUMINUM, COMMODITY CHEMICALS, CONSTRUCTION MATERIALS, DIVERSIFIED CHEMICALS, DIVERSIFIED METALS & MINING, FERTILIZERS & AGRICULTURAL CHEMICALS, FOREST PRODUCTS, GOLD, INDUSTRIAL GASES, METAL & GLASS CONTAINERS, PAPER PACKAGING, PAPER PRODUCTS, PRECIOUS METALS & MINERALS, SPECIALTY CHEMICALS, AND STEEL.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998     -10.59%
1999      23.12%
2000     -23.56%
2001      10.33%
2002     -12.43%
2003      36.62%
2004      29.18%
2005

BEST QUARTER:


[Q4 2003 28.47%]


WORST QUARTER:


[Q4 1997 -30.22%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON MATERIALS FUND                                              1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %            %             %
Return After Taxes on Distributions                                   %            %             %
Return After Taxes on Distributions and Sale of Fund Shares           %            %             %
S&P 1500 Materials Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               %            %             %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %            %             %


*Inception Date: 5/5/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.37%]

     Total Annual Fund Operating Expenses                 [1.37%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    139]

     3 Years               [$    434]

     5 Years               [$    750]

     10 Years              [$  1,646]

ICON TELECOMMUNICATION & UTILITIES FUND

TICKER SYMBOL: ICTUX

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGY

ICON Telecommunication & Utilities Fund seeks long-term capital appreciation using a quantitative methodology to identify securities ICON believes are underpriced relative to value. To pursue this goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Telecommunication and Utilities sector and traded in the U.S. This strategy may not be changed unless Fund shareholders are given at least 60 days' prior notice. Equity securities in which the Fund may invest include common and preferred stocks of companies of any market capitalization.

MAIN RISKS OF INVESTING

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

INDUSTRY AND SECTOR RISK. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights specific industries within the Telecommunication and Utilities sector, which causes the Fund's performance to be susceptible to the economic, business or other developments that affect those industries. For example, general economic conditions, supply and demand, competition, and government regulation or deregulation may impact the performance of this Fund. Many of the products and services in the telecommunication sector also are subject to rapid obsolescence. The recent trend towards deregulation in the utility industries presents special risks. Companies may be faced with increased competition and may become less profitable.

NON-DIVERSIFIED PORTFOLIO RISK. The Fund is "non-diversified" which means that it may own larger positions in a smaller number of securities than portfolios that are "diversified." The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund's NAV and total return than a diversified portfolio. The Fund's share prices may also be more volatile than those of a diversified fund.

SMALL AND MID-SIZE COMPANY RISK. The Fund may invest in small or mid-size companies. While small and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

[SIDENOTE]

TELECOMMUNICATION & UTILITIES INDUSTRIES

INDUSTRIES IN THE TELECOMMUNICATION & UTILITIES SECTOR INCLUDE ALTERNATIVE CARRIERS, ELECTRIC UTILITIES, GAS UTILITIES, INTEGRATED TELECOMMUNICATIONS SERVICES, MULTI-UTILITIES & UNREGULATED POWER,WATER UTILITIES, AND WIRELESS TELECOMMUNICATION SERVICES.

PERFORMANCE HISTORY

The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of unmanaged securities indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. The Fund's past performance, both before and after taxes, is no guarantee of future results.

[CHART]

                                                       YEAR-BY-YEAR TOTAL RETURN
                                                                     as of 12/31

1998      29.99%
1999       6.90%
2000      11.82%
2001     -18.09%
2002     -18.33%
2003      25.50%
2004      15.71%
2005

BEST QUARTER:


[Q2 2003 21.09%]


WORST QUARTER:


[Q1 2001 -15.99%]


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                                  as of 12/31/05

                                                                                           SINCE
ICON TELECOMMUNICATION & UTILITIES FUND                          1 YEAR       5 YEARS    INCEPTION*
---------------------------------------------------------------------------------------------------
Return Before Taxes                                                   %            %            %
Return After Taxes on Distributions                                   %            %            %
Return After Taxes on Distributions and Sale of Fund Shares           %            %            %
S&P 1500 Telecommunications Services Index
   (reflects no deduction for fees, expenses, or taxes)               %            %            %
S&P 1500 Utilities Index
   (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)               %            %            %
S&P 1500 Index
   (reflects no deduction for fees, expenses, or taxes)               %            %            %


*Inception Date: 7/9/97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES


The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under ANNUAL FUND OPERATING EXPENSES are based on those incurred in the fiscal year ended September 30, 2005. Additional fees may be imposed by your adviser or broker.


FEE TABLE


SHAREHOLDER FEES

     Sales Charge (Load) on Purchases                      None

     Purchase Fee                                          None

     Sales Charge on Reinvested Dividends                  None

     Redemption Fee(1)                                     None

ANNUAL FUND OPERATING EXPENSES
(expenses paid from Fund assets)

     Management Fee                                        1.00%

     Other Expenses(2)                                    [0.37%]

     Total Annual Fund Operating Expenses                 [1.37%]


(1) A $15 fee is assessed for wire redemptions.
(2) These other expenses include custodian, transfer agency and accounting agent fees and other customary fund expenses.

EXPENSE EXAMPLE

The following example shows what you could pay in expenses over time and is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes a $10,000 initial investment in the Fund, 5% total return each year, and no changes in Fund expenses. Because actual returns and expenses will vary, the example is for comparison only.


     1 Year                [$    139]

     3 Years               [$    434]

     5 Years               [$    750]

     10 Years              [$  1,646]

                                      MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its investment objective through its principal investment strategy. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and describes additional risks associated with an investment in the Funds. The Statement of Additional Information ("SAI") contains more detailed information about the Funds' investment policies and risks.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures related to the disclosure of the Funds' portfolio securities is available at www.iconadvisers.com and in the Funds' SAI.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

FOREIGN SECURITIES. While the Funds emphasize investments in securities traded in the U.S., a Fund may invest up to 20% of its net assets in foreign-traded securities. Foreign securities refer to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


ADRs. The Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs). ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR. ADRs are not considered foreign securities for purposes of 20% limit stated above under foreign securities.


FIXED-INCOME SECURITIES. While the Funds generally emphasize investments in equity securities such as common and preferred stocks, they also may invest in investment-grade fixed-income securities. Fixed-income securities in which the Funds might invest include bonds, debentures, and other corporate or government obligations.

SECURITIES THAT ARE NOT READILY MARKETABLE. Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount at which it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Trustees ("Board"), certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.

Investments in illiquid securities, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell an illiquid security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940. The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.


DERIVATIVES. A Fund may use derivatives to hedge risks inherent in its portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, as a substitute for taking a position in an underlying asset, to reduce transaction costs associated with managing a portfolio, or to implement an investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds may use include futures contracts, purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objective. A small investment in derivatives could have a potentially large impact on a Fund's performance; certain gains or losses could be amplified, increasing share price movements. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by a Fund may not correlate with the Fund's other investments.


TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of a Fund's assets may be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, foreign time deposits, short-term debt securities, U.S. government securities, or repurchase agreements. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The Funds do not have any limitations regarding portfolio turnover and may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes net capital gains when it sells portfolio investments, it generally must distribute those gains to shareholders, thus increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors, including:

COMPANY RISK. The securities in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular security's price include poor earnings reports by the issuer, a restatement of earnings by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of that opportunity are held in other investments.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk, including changes in debt ratings.

     INTEREST RATE RISK. When interest rates change, the value of a Fund's fixed-income investments will be affected. Debt securities tend to move inversely with changes in interest rates. For example, when interest rates rise, debt security prices generally fall.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. A Fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt. Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering the Fund's share price.

     CHANGES IN DEBT RATINGS. If a rating agency gives a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return.

THE FUNDS' INVESTMENT MANAGER

ICON Advisers, Inc. serves as investment adviser to each Fund and is responsible for selecting the Funds' investments and handling their day-to-day business. ICON's corporate offices are located at 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111.


ICON has been registered as an investment adviser since 1991. ICON also serves as investment adviser to mutual fund allocation portfolios invested in the Funds and to separate accounts, including pension and profit-sharing plans, and public retirement systems. ICON managed approximately [$3.6 billion] in total assets as of December 31, 2005.


The Funds are managed using ICON's quantitative model which was developed by Dr. Craig Callahan. Dr. Callahan has been Chair of ICON's Investment Committee since 1991 and served as ICON's Chief Investment Officer until January 2005.

PORTFOLIO MANAGERS

Derek Rollingson is Vice President of Investments, Director of Research, and a member of ICON's Investment Committee. He manages the ICON Financial, ICON Leisure and Consumer Staples and ICON Materials Funds. Mr. Rollingson joined ICON in 2000 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. He was previously employed as a research analyst in corporate litigation for Navigant Consulting from 1997 to 2000.

Robert Straus is Vice President of Investments, Chief Investment Officer, and a member of ICON's Investment Committee. He manages the ICON Consumer Discretionary, ICON Information Technology and ICON Telecommunication & Utilities Funds. Mr. Straus was previously employed by ICON as its Head Trader from 1996 to 1999 and rejoined ICON in 2001 as an Assistant Portfolio Manager. In 2002, he was appointed Portfolio Manager. Mr. Straus was a senior equity trader with Charles Schwab & Co., Inc. in 2000 and a partner with Integral Asset Management, LLC from 1999 to 2000. He is a Chartered Financial Analyst Level III candidate and is a Chartered Market Technician.


J.C. Waller, III is Vice President of Investments, Director of Institutional Portfolio Management, and a member of ICON's Investment Committee. He manages the ICON Energy, ICON Healthcare and ICON Industrials Funds. Mr. Waller joined ICON in 2000 as a Research Analyst and in 2002, was named Portfolio Manager. He was previously employed by the U.S. Army from 1993 to 2000 as a Chinese-Mandarin linguist.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and their personal ownership of the ICON Funds.

MANAGEMENT AND ADMINISTRATIVE FEES


ICON receives a management fee for managing each Fund's investments. For the fiscal year ended September 30, 2005, each Fund paid an annual management fee equal to 1.00% of each Fund's average daily net assets.

ICON also provides administrative services to the Funds. Effective January 31, 2006 ICON receives an administrative fee from the Funds for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of ICON Funds assets, 0.045% on the next $1.5 billion of such assets, 0.040% on the next $2 billion of such assets and 0.030% on such assets over $5 billion.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Funds' annual report to shareholders.

ABOUT YOUR INVESTMENT
YOUR SHARE PRICE


The price you pay for a share of a Fund and the price you receive upon selling, redeeming, or exchanging a share of a Fund is called the net asset value ("NAV"). NAV is calculated by dividing the total net assets of each Fund by the total number of shares outstanding. NAV is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or trading is restricted.

Foreign securities may trade in their local markets on days the NYSE is closed. Foreign transactions and changes in the value of the Funds' securities holdings on such days may affect the value of the Funds' shares on days when you will not be able to purchase, exchange or redeem shares.


The Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available or are unreliable, the Funds' securities or other assets are valued at fair value as determined in good faith by the Funds' Board or pursuant to procedures approved by the Board. These situations may include instances where an event occurs that materially affects the value of a security at a time when the security is not trading or when the securities are illiquid.

Any foreign investments in the Funds traded in countries outside of the Western Hemisphere are fair valued daily based on procedures established by the Funds' Board to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in those regions. The valuation assigned to fair-valued securities for purposes of calculating a Fund's NAV may differ from the security's most recent closing market price and from the prices used by other mutual funds to calculate their NAVs. The fair value procedures may not always better represent the price at which a Fund could sell the fair valued security and may not always result in a more accurate NAV.

The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund's investment performance. If a Fund invests in another investment company, the Fund's net asset value is based in part on the net asset value of the other investment companies in which the Fund invests. The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds' transfer agent or other Fund agents.


The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as investment alternatives in the programs they offer or administer. Servicing Agents may reserve the right to reject customer orders that are incomplete or otherwise not in "good order." The Funds will be deemed to have received a purchase or redemption order from the Servicing Agent when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. The customer orders will be priced at the Fund's NAV next computed after such orders are in good order and are unconditionally accepted by an authorized broker or the broker's designee.

ABOUT YOUR INVESTMENT
INVESTING IN THE ICON FUNDS

POLICY REGARDING SHORT-TERM TRADING AND MARKET TIMING

While the Funds provide shareholders with daily liquidity, they are intended to be long-term investments and are not designed for investors who engage in short-term trading, market timing or other abusive trading practices. Short-term trading, market timing or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance. In particular, frequent trading of Fund shares may:

- Cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investing opportunities;

- Force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;

- Increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by the Fund as assets from subscriptions and/or redemptions move in and out.

-    Dilute the value of Fund shares held by long-term shareholders.

ICON will not knowingly permit investors to excessively trade the Funds, although it cannot make any guarantees that it will be able to identify and restrict all such trading in the Funds. Purchase and sales orders may be received through financial intermediaries and ICON and the Fund's transfer agent cannot always know or reasonably detect short-term trading through these intermediaries or through the use of omnibus accounts by these intermediaries. To minimize harm to the Funds and their shareholders, ICON reserves the right to reject any purchase order, including exchange purchases, for any reason without prior notice, particularly orders that ICON believes are made on behalf of short-term traders.

Funds that focus investments on specific sectors are subject to an increased risk of short-term trading. The Board has adopted and ICON has implemented the following tools designed to discourage short-term trading in the Funds:

-    Shareholder trade activity monitoring;

-    Trading guidelines; and

- Selective use of fair value pricing, including daily fair value of foreign securities outside of the Western Hemisphere.


Although these tools are designed to discourage short-term trading, none of these tools alone, nor all of them taken together, eliminates the possibility that short-term trading activity in the Funds will occur. Moreover, each of these tools involves judgments, which are inherently subjective. ICON seeks to make these judgments to the best of its abilities in a manner it believes are consistent with shareholder interests. For purposes of applying these tools, ICON may consider an investor's trading history in the Funds and accounts under common ownership, influence or control. ICON may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

TRADE ACTIVITY MONITORING

ICON and its agents monitor selected trades based on a shareholder's trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring ICON believes that a shareholder has engaged in short-term trading, ICON may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder's account.

ICON's ability to monitor trades that are placed by underlying shareholders of omnibus accounts maintained by trading platforms, brokers, retirement plan accounts, and certain fee-based programs is limited. Trading platforms, brokers, retirement plan administrators and fee-based program sponsors often maintain the underlying shareholder transactions and do not disclose to ICON individual shareholder transaction information. This is one reason why this tool cannot completely eliminate the possibility of short-term trading.

TRADING GUIDELINES

If a Fund shareholder buys and subsequently sells a Fund's shares within a 45-day period, or if a Fund, ICON, or one of its agents determines, in its sole discretion, that a shareholder's short-term trading activity is excessive (regardless of whether or not such shareholder exceeds such guidelines), the Fund or ICON may, in its discretion, reject additional purchase and exchange orders. A Fund or ICON may permit exceptions to these limits for accounts that can demonstrate they are following a bona fide long-term investment strategy.

Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part. Transactions accepted by your financial intermediary in violation of ICON's short-term trading policy are not deemed accepted by the Funds and may be cancelled or revoked by the financial intermediary. ICON may also suspend or terminate your exchange privileges if you engage in an excessive pattern of exchanges. ICON also reserves the right to delay delivery of redemption proceeds for up to seven days, or to honor certain redemptions with securities, rather than cash.

FAIR VALUE PRICING

As discussed above, the Funds have fair value pricing procedures in place, including the daily fair value of certain foreign securities. The Funds' Valuation Committee meets as necessary to value securities in appropriate circumstances. These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to shareholders.

ABOUT YOUR INVESTMENT
OPENING AN ACCOUNT

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT


Individual accounts have a single owner. Joint tenant accounts have two or more owners. Unless specified otherwise, joint accounts are set up with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).


TRANSFER ON DEATH

Transfer on Death provides a way to designate beneficiaries on an Individual or Joint Tenant account.


UGMA OR UTMA (UNIFORM GIFT TO MINORS ACT OR UNIFORM TRANSFER TO MINORS ACT)

These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, your account will be set up as an UGMA or UTMA.


TRUST


A trust needs to be effective before this type of account can be established. A copy of the first and last page of the Trust Agreement must be provided.


CORPORATION OR OTHER ENTITY

A corporation or entity may own an account. Please attach a certified copy of the articles of incorporation and a corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS

You may set up the following retirement and similar accounts:

     TRADITIONAL AND ROTH IRA

     Both types of IRAs allow most individuals with earned income up to a specified amount to contribute up to the lesser of $4,000 ($4,500 for IRA holders age 50 or older before the end of the taxable year) or 100% of compensation annually.

     ROLLOVER IRA

     Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You need to complete a Transfer, Direct Rollover and Conversion Form to move retirement assets to a Fund IRA.

[SIDENOTE]

USING A FINANCIAL INTERMEDIARY


IF YOU PURCHASE SHARES THROUGH AN ADVISER OR BROKER, THEY MAY IMPOSE POLICIES, LIMITATIONS AND FEES WHICH ARE IN ADDITION TO THOSE DESCRIBED IN THIS PROSPECTUS. PLEASE READ YOUR FINANCIAL INTERMEDIARY'S PROGRAM MATERIALS CAREFULLY.

     SIMPLIFIED EMPLOYEE PENSION IRA (SEP-IRA)

     This type of account allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

     COVERDELL EDUCATION SAVINGS ACCOUNT (FORMERLY EDUCATION IRA)

     This type of account allows individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are not subject to income tax if used for qualified education expenses.


     Each year you will be charged a $10 custodial fee for each IRA maintained under your Social Security number. This fee may be changed upon 30 days' notice.


PROFIT-SHARING PLAN AND MONEY PURCHASE PENSION PLAN

Each of these types of retirement plans allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN

This type of retirement plan allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM INITIAL INVESTMENTS

To open a Fund account, please enclose a check payable to "ICON Funds" for one of the following amounts:

-  $1,000 minimum for regular accounts
-  $1,000 minimum for IRA and UGMA/UTMA accounts
-  No minimum if you begin an Automatic Investment Plan

MINIMUM ADDITIONAL INVESTMENTS


-  $100 for additional investments
-  $100 for Automatic Investment Plan payments

ABOUT YOUR INVESTMENT
DOING BUSINESS WITH THE ICON FUNDS


                                                                                HOW TO OPEN AN ACCOUNT
---------------------------------------------------------------------------------------------------------------------
BY PHONE                                                                        If you have an existing account with
1-800-764-0442                                                                  us that has telephone exchange
                                                                                privileges, you can call to open an
                                                                                account in another ICON Fund by
                                                                                exchange. The names and registrations
                                                                                need to be identical on both
                                                                                accounts.

                                                                                Otherwise, you must complete a New
                                                                                Account Application and send it with
                                                                                your investment check. The Funds do
                                                                                not accept third-party checks or money
                                                                                orders.

BY MAIL                                                                         Complete the proper application which
                               Overnight:                                       you can request by calling
                                                                                1-800-764-0442 or visiting
                                                                                www.iconadvisers.com. Make your check
ICON FUNDS                     ICON FUNDS                                       payable to "ICON Funds." We cannot
P.O. BOX 55452                 66 BROOKS DRIVE                                  establish new accounts with
BOSTON, MA 02205-8165          BRAINTREE, MA 02184                              third-party checks or money orders.


BY WIRE                                                                         Complete and mail the proper
                                                                                application.
                                                                                Wire funds to:
                                                                                State Street Bank and Trust Company
                                                                                ABA# 011000028
                                                                                Attn: Custody
                                                                                DDA# 99056673
                                                                                225 Franklin Street
                                                                                Boston, MA 02110
                                                                                Credit: NAME OF ICON FUND
                                                                                Further Credit: SHAREHOLDER NAME AND
                                                                                ACCOUNT NUMBER

THROUGH OUR WEBSITE                                                             Download, complete and mail a signed
www.iconadvisers.com                                                            printout of the proper application
                                                                                with your investment check.

THROUGH AUTOMATIC INVESTMENT PLANS                                              Automatic Investment Plan (AIP)
                                                                                allows you to make electronic
                                                                                purchases directly from a checking or
                                                                                savings account. The minimum to open
                                                                                an account is $100 per month. We
                                                                                charge no fee for AIP.

HOW TO ADD TO AN ACCOUNT         HOW TO REDEEM SHARES                  HOW TO EXCHANGE SHARES
------------------------------------------------------------------------------------------------------------
Electronic Funds Transfer        We can generally send proceeds only   If you have telephone exchange
allows you to make electronic    to the address or bank of record.     privileges, you may exchange from one
purchases directly from a        Minimum redemption - $100; $1,000     ICON Fund to another. The names and
checking or savings account at   minimum for redemptions by wire.      registrations need to be identical on
your request. You may establish  Phone redemption is not available on  both accounts.
Electronic Funds Transfer when   retirement accounts and certain
your account is opened, or add   other accounts.
it later by completing an
Account Changes Form. Only bank
accounts held at domestic
financial institutions that are
Automated Clearing House
members may be used for
telephone transactions. We
charge no fee for Electronic
Funds Transfer transactions. It
may take up to 15 days after an
account is established for
Electronic Funds Transfer to be
available.

Make your check payable to       In a letter, please tell us the       In a letter, include the name(s) of
"ICON Funds." Enclose a          number of shares or dollars you wish  the account owner(s), the Fund and
purchase stub (from your most    to redeem, the name(s) of the         account number you wish to exchange
recent confirmation or           account owner(s), the Fund and        from, the dollar or share amount, and
statement); if you do not have   account number. All account owners    the account you wish to exchange
one, write the Fund name and     need to sign the request exactly as   into. All account owners need to sign
your account number on the       their names appear on the account.    the request exactly as their names
check. For IRAs, please state    We can send proceeds only to the      appear on the account.
the contribution year.           address or bank of record.

The Funds do not accept
third-party checks, money
orders or cashier's checks.

Wire funds to:                   $1,000 minimum. Monies are usually    Not applicable.
State Street Bank and Trust      received the business day after you
Company                          sell. There is a $15 fee for this
ABA# 011000028                   service. Unless otherwise specified,
Attn: Custody                    we will deduct the fee from your
DDA# 99056673                    redemption proceeds.
225 Franklin Street
Boston, MA 02110
Credit: NAME OF ICON FUND
Further Credit: SHAREHOLDER
NAME AND ACCOUNT NUMBER

Not available.                   Not available.                        Not available.

Automatic Investment Plan (AIP)  Systematic Withdrawal Plan permits    Fund-to-Fund Investment Plan allows
allows you to make electronic    you to receive a fixed sum on a       you to automatically exchange a fixed
purchases directly from a        monthly, quarterly or annual basis    dollar amount from one Fund to
checking or savings account.     from accounts with a value of $5,000  purchase shares in another Fund.
The minimum to open an account   or more. Payments may be sent
is $100 per month. We charge no  electronically to your bank of
fee for AIP.                     record or to you in check form.

ABOUT YOUR INVESTMENT
REDEEMING SHARES

SHARES RECENTLY PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER

Proceeds from redemptions of shares recently purchased by check or Electronic Funds Transfer will be placed on hold until your check has cleared (which may take up to 12 business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH

If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

UGMA/UTMA ACCOUNTS

If requesting a redemption in writing, a letter of instruction needs to be signed by the custodian(s) on the account.

RETIREMENT ACCOUNTS


Please call 1-800-764-0442 for the appropriate redemption or withdrawal form.


TRUST ACCOUNTS

The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days.

CORPORATION OR OTHER ENTITY

A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE


For your protection, we require a signature guarantee by an eligible signature guarantor if you request:


-    to change account ownership

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

-    a redemption check or wire sent to a bank other than the bank on file

- a redemption check mailed to an address of record that has been changed within 30 days of your request

- a redemption for $50,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

-    to add telephone redemption privileges

-    to change bank account information on an account


Eligible signature guarantors must participate in the Securities Transfer Agents Medallion Program (STAMP). You can have your signature guaranteed at a:


-    bank


-    broker-dealer


-    credit union (if authorized under state law)

-    securities exchange/association

-    clearing agency

-    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS

We can deliver redemption proceeds to you:

BY CHECK

Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee (see SIGNATURE GUARANTEE above). If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE

$1,000 minimum. Proceeds are usually received the business day after the date you sell. There is a $15 fee for this service. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY ELECTRONIC FUNDS TRANSFER


Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemption exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

ABOUT YOUR INVESTMENT
TRANSACTION POLICIES


Please note that in compliance with the USA Patriot Act of 2001, the transfer agent will verify certain information on your account application as part of the ICON Funds' Anti-Money Laundering Program. As requested on the application, please supply your full name, date of birth, Social Security number or other taxpayer identification, and permanent mailing address for all owners on the account. For entities such as corporations or trusts, the person opening the account on behalf of the entity must provide this information. The transfer agent will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the transfer agent may employ additional verification methods or refuse to open your account. This information will also be verified when you change the physical address on your account. Mailing addresses containing a P.O. Box will not be accepted. If you do not supply the necessary information, the Transfer Agent may not be permitted to open your account. Please contact 1-800-764-0442 if you need additional assistance when completing your application.



If a Fund or the transfer agent does not have a reasonable belief as to the identity of an investor, the account will be rejected or the customer will not be allowed to perform a transaction until such information is received. A Fund also reserves the right to close an account within 5 business days if clarifying information and documentation is not received.



The Funds accept investments only from U.S. shareholders who have a social security number or tax identification number; foreign investors are not accepted.

We can execute transaction requests only if they are in "good order." Good order means that you have provided sufficient information necessary to process your request, as outlined in this prospectus, including any required signatures and medallion signature guarantees. There also must not be any restrictions applied to your account. Your request is not considered in "good order" by the Funds until is meets these requirements.

You will be contacted in writing if we encounter processing problems. Call 1-800-764-0442 if you have any questions about these procedures.


We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price.

TRANSACTIONS CONDUCTED BY PHONE OR FAX

The Funds, ICON, and their agents are not responsible for the authenticity of instructions received by phone or fax. By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions) or verbal (for exchanges) authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, ICON, and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or fax instructions are genuine, the Funds may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:

-    requiring personal identification prior to acting upon instructions

-    providing written confirmation of such transactions

-    tape-recording telephone instructions


ICON will not accept account or trade instructions via e-mail.


EFFECTIVE DATE OF TRANSACTIONS

Transaction requests received in good order prior to the close of the NYSE on a given business day will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by the Funds' transfer agent. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments.

U.S. DOLLARS

Purchases need to be made in U.S. dollars, and investment checks need to be drawn on U.S. banks. We cannot accept cash, cashier's checks, money orders, Treasury checks, credit card checks, starter checks or travelers' checks.

RETURNED CHECKS

If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Funds or its agents. There is a $25 fee for each returned check. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS

We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAXPAYER IDENTIFICATION NUMBER

If you do not provide your Social Security or other taxpayer identification number when you open your account, federal law requires the Funds to withhold 28% of all dividends, capital gain distributions, redemption and exchange proceeds otherwise payable to you if you are an individual or other non-corporate shareholder. The Funds are also required to withhold 28% of all dividends and capital gain distributions otherwise payable to such shareholders who otherwise are subject to backup withholding. We also may refuse to sell shares to anyone not furnishing such a number, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Funds for the penalty imposed by the Internal Revenue Service for failure to report the shareholder's taxpayer identification number on required reports.

ACCOUNT MINIMUMS

The Funds require you to maintain a minimum of $1,000 per account unless you are investing under an Automatic Investment Plan. If at any time, due to redemptions or exchanges, or upon the termination of an Automatic Investment Plan, the total value of your account falls below this minimum, we may close your account and mail the proceeds to the address of record.

We will base the decision to close an account on our determination of what is best for the Funds. We will give you at least 60 days written notice informing you that your account will be closed so that you may make an additional investment to bring the account up to the required minimum balance.

We reserve the right to:

-    reject any investment or exchange

-    cancel any purchase due to nonpayment or insufficient investor information

-    modify the conditions of purchase or sale at any time

-    waive or lower investment minimums or requirements

-    limit the amount that may be purchased

- close or freeze an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

-    suspend the offering of shares

                                                           ABOUT YOUR INVESTMENT
                                         FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES


Investor Services Representatives are available to assist you. For your protection, calls to Investor Services are recorded. Call 1-800-764-0442 between 8 a.m. and 5 p.m. Central time Monday through Friday.


24-HOUR ACCOUNT INFORMATION


- BY PHONE: 1-800-764-0442. ICON's automated telephone service enables you to access account information and the latest Fund performance returns 24 hours a day with a touch-tone phone.


- ICON FUNDS WEBSITE: By visiting www.iconadvisers.com, you can access your accounts and view the latest Fund performance returns, daily prices and much more 24 hours a day.

ABOUT YOUR INVESTMENT
ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-764-0442 to request a form to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)

Allows you to make automatic purchases of at least $100 from a bank account. See HOW TO ADD TO AN ACCOUNT THROUGH AUTOMATIC INVESTMENT PLANS above.

ELECTRONIC FUNDS TRANSFER PROGRAM

Allows you to purchase or redeem Fund shares with a phone call at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the Electronic Funds Transfer program.

SYSTEMATIC WITHDRAWAL PLAN

Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

HOUSEHOLDING


To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an individual copy of a prospectus or financial report at any time. If you would like to opt out of householding and begin to receive separate mailings, please call 1-800-764-0442 and we will begin individual delivery 30 days after your request. If your account is held through a financial institution or other intermediary, please contact them directly to request individual delivery.

                                               DIVIDENDS AND OTHER DISTRIBUTIONS

The Sector Funds intend to distribute net investment income and net capital gains, if any, on an annual basis each December. From time to time, the Funds may make additional distributions.

You have the option to reinvest income dividends and capital gain distributions in shares of the distributing Fund or to receive either or both of these types of distributions in cash. The payment method for net short-term capital gain distributions is the same as you elect for dividends. All of your dividends and capital gain distributions with respect to the Funds will be reinvested in additional shares of the Funds unless you provide us with a written request to receive your payments in cash ($10 minimum check amount). The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds. If you have elected to receive your dividends or capital gain distributions from a Fund in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all of the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If a Fund's total gains on such sales exceed its total losses thereon (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long a Fund held the security that gave rise to the gains. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you redeem or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

                                                    REVENUE SHARING ARRANGEMENTS


REVENUE SHARING

The Distributor and ICON Advisers may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ICON Advisers may from time to time make additional payments or provide other incentives to selected financial firms in an effort to obtain, among other things, services (including preferential services) such as, without limitation, paying for active asset allocation services provided to investors in the ICON Funds, providing the ICON Funds with "shelf space" or a higher profile for the financial firms' financial consultants and their customers, placing the ICON Funds on the financial firms' preferred or recommended fund list, granting the Distributor or ICON Advisers access to the financial firms' financial consultants, providing assistance in training and educating the financial firms' personnel, and furnishing marketing support and other services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars, conferences or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of an ICON Fund, all other ICON Funds, other funds sponsored by ICON Advisers and/or a particular class of shares, during a specified period of time. The Distributor and ICON Advisers may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm's clients have invested in the ICON Funds and the quality of the financial firm's relationship with the Distributor or ICON Advisers. The additional payments described above are made at the Distributor's or ICON Adviser's expense, as applicable. These payments may be made, at the discretion of the Distributor or ICON Advisers to some of the financial firms that have sold the greatest amounts of shares of the ICON Funds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ICON Advisers visit financial firms on a regular basis to educate financial advisors about the ICON Funds and to encourage the sale of ICON Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals.

If investment advisers, distributors or affiliates of mutual funds other than ICON Funds make payments (including, without limitation, sub-transfer agency fees, platform fees and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ICON Funds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes.

YOU SHOULD CONSULT WITH YOUR FINANCIAL ADVISOR AND REVIEW CAREFULLY ANY DISCLOSURE BY THE FINANCIAL FIRM AS TO COMPENSATION RECEIVED BY THAT FIRM AND/OR YOUR FINANCIAL ADVISOR.

SUB-TRANSFER AGENCY FEES

Boston Financial Data Services, Inc. provides shareholder and transfer agent services to the Funds. Registered broker-dealers, investment advisers, third-party administrators of tax-qualified retirement plans, and other entities ("Servicing Agents") may also provide shareholder services, recordkeeping and/or administrative services to certain accounts. ICON may pay a fee to these Servicing Agents for these services.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended September 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned or lost on an investment in a Fund's shares, assuming the reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP
(PwC). PwC's report and the Funds' financial statements are included in the Funds' 2005 Annual Report, which is available upon request or at www.iconadvisers.com.


                                                ICON CONSUMER DISCRETIONARY FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    11.79     $    10.12     $     8.96     $     9.23
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                               (0.05)         (0.08)         (0.06)         (0.01)
Net realized and unrealized gains/(losses) on investments                      0.96           1.75           1.22          (0.26)
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               0.91           1.67           1.16          (0.27)
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                              -              -              -              -
Distributions from net realized gains                                             -              -              -              -
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                                 -              -              -              -
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $    12.70     $    11.79     $    10.12     $     8.96
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                   7.72%         16.50%         12.95%         (2.93%)

Net assets, end of period (in thousands)                                 $  151,922     $  150,065     $  121,640     $  107,075
Average net assets for the period (in thousands)                         $  178,011     $  118,834     $  184,174     $   78,281
Ratio of expenses to average net assets                                        1.31%          1.40%          1.29%          1.37%
Ratio of net investment income/(loss) to average net assets                   (0.38%)        (0.79%)        (0.49%)        (0.10%)
Portfolio turnover rate                                                      120.63%        174.51%        128.06%         88.20%


(x) Calculated using average share method

                                                                ICON ENERGY FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    13.70     $    11.84     $    11.29     $    13.19
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                               (0.04)         (0.04)         (0.08)          0.07
Net realized and unrealized gains/(losses) on investments                      8.15           1.90           0.65          (0.76)
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               8.11           1.86           0.57          (0.69)
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                              -                         (0.02)         (0.09)
Distributions from net realized gains                                             -              -                         (1.12)
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                                 -                         (0.02)         (1.21)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $    21.81     $    13.70     $    11.84     $    11.29
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  59.20%         15.71%          5.03%         (6.53%)

Net assets, end of period (in thousands)                                 $  287,614     $   55,629     $  104,220     $   36,945
Average net assets for the period (in thousands)                         $  127,920     $   74,883     $   71,434     $   49,195
Ratio of expenses to average net assets                                        1.35%          1.40%          1.35%          1.39%
Ratio of net investment income/(loss) to average net assets                   (0.20%)        (0.29%)        (0.61%)         0.54%
Portfolio turnover rate                                                       13.42%         42.53%         26.30%        134.77%


(x) Calculated using average share method

                                                             ICON FINANCIAL FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    10.78     $     8.84     $    12.04     $    12.26
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                                0.04           0.05          (0.01)          0.06
Net realized and unrealized gains/(losses) on investments                      2.60           1.92          (1.08)          1.13
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               2.64           1.97          (1.09)          1.19
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                          (0.06)         (0.03)             -          (1.41)
Distributions from net realized gains                                             -                         (2.11)             -
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                             (0.06)         (0.03)         (2.11)         (1.41)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $    13.36     $    10.78     $     8.84     $    12.04
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  24.53%         22.35%        (11.88%)         9.57%

Net assets, end of period (in thousands)                                 $  188,393     $  139,261     $  110,116     $   54,318
Average net assets for the period (in thousands)                         $  162,121     $  131,042     $   60,904     $   59,425
Ratio of expenses to average net assets                                        1.32%          1.34%          1.36%          1.41%
Ratio of net investment income/(loss) to average net assets                    0.34%          0.54%         (0.06%)         0.51%
Portfolio turnover rate                                                      114.50%        142.77%         69.58%        174.41%


(x) Calculated using average share method

                                                            ICON HEALTHCARE FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    12.28     $    10.35     $    11.57     $    11.93
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                               (0.14)         (0.09)         (0.12)         (0.10)
Net realized and unrealized gains/(losses) on investments                      1.56           2.02          (0.49)          0.51
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               1.42           1.93          (0.61)          0.41

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                              -              -              -              -
Distributions from net realized gains                                             -                         (0.56)         (0.77)
Return of Capital                                                                 -                         (0.05)             -
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                                 -                         (0.61)         (0.77)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $    13.70     $    12.28     $    10.35     $    11.57
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  11.56%         18.65%         (5.63%)         3.39%

Net assets, end of period (in thousands)                                 $  285,670     $  141,259     $   93,031     $   33,646
Average net assets for the period (in thousands)                         $  244,742     $  120,068     $   44,042     $   35,981
Ratio of expenses to average net assets                                        1.29%          1.34%          1.39%          1.45%
Ratio of net investment loss to average net assets                            (1.04%)        (0.84%)        (1.05%)        (0.98%)
Portfolio turnover rate                                                       52.72%         85.52%        104.90%        145.08%


(x) Calculated using average share method

                                                           ICON INDUSTRIALS FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $     8.80     $     7.96     $     8.55     $     9.07
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                               (0.05)         (0.05)         (0.02)         (0.02)
Net realized and unrealized gains/(losses) on investments                      1.77           0.89          (0.57)         (0.48)
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               1.72           0.84          (0.59)         (0.50)
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                              -              -              -          (0.02)
Distributions from net realized gains                                             -              -              -              -
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                                 -              -              -          (0.02)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $    10.52     $     8.80     $     7.96     $     8.55
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  19.55%         10.55%         (6.90%)        (5.55%)

Net assets, end of period (in thousands)                                 $  209,693     $  132,554     $   63,919     $   76,325
Average net assets for the period (in thousands)                         $  179,657     $   70,382     $  107,335     $   55,928
Ratio of expenses to average net assets                                        1.29%          1.43%          1.30%          1.38%
Ratio of net investment income (loss) to average net assets                   (0.47%)        (0.64%)        (0.24%)        (0.16%)
Portfolio turnover rate                                                       45.77%         90.49%         99.22%         72.65%


(x) Calculated using average share method

                                                ICON INFORMATION TECHNOLOGY FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $     8.27     $     5.98     $     7.80     $    22.13
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                                  (0.08)         (0.08)(x)      (0.10)(x)      (0.10)(x)
Net realized and unrealized gains/(losses) on investments                     (0.29)          2.37          (1.72)         (4.03)
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                              (0.37)          2.29          (1.82)         (4.13)
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                              -              -              -              -
Distributions from net realized gains                                             -              -              -         (10.20)
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                                 -              -              -         (10.20)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $     7.90     $     8.27     $     5.98     $     7.80
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  (4.47%)        38.29%        (23.33%)       (32.90%)

Net assets, end of period (in thousands)                                 $  244,252     $  307,972     $   75,623     $  118,851
Average net assets for the period (in thousands)                         $  282,062     $  190,287     $  189,972     $   99,875
Ratio of expenses to average net assets                                        1.31%          1.35%          1.31%          1.37%
Ratio of net investment income/(loss) to average net assets                   (0.91%)        (1.16%)        (1.09%)        (0.90%)
Portfolio turnover rate                                                      189.67%        155.39%        190.09%         70.32%


(x) Calculated using average share method

                                          ICON LEISURE AND CONSUMER STAPLES FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $    12.42     $    11.20     $     9.42     $     9.24
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                               (0.04)         (0.06)         (0.07)         (0.05)
Net realized and unrealized gains/(losses) on investments                      2.13           1.28           1.85           0.26
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               2.09           1.22           1.78           0.21
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                              -              -              -          (0.01)
Distributions from net realized gains                                             -              -              -          (0.02)
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                                 -              -              -          (0.03)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $    14.51     $    12.42     $    11.20     $     9.42
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  16.83%         10.89%         18.90%          2.26%

Net assets, end of period (in thousands)                                 $   83,022     $   82,347     $   88,341     $   41,162
Average net assets for the period (in thousands)                         $  104,515     $   80,928     $   86,202     $   41,086
Ratio of expenses to average net assets                                        1.33%          1.38%          1.34%          1.40%
Ratio of net investment income/(loss) to average net assets                   (0.31%)        (0.51%)        (0.55%)        (0.50%)
Portfolio turnover rate                                                      148.43%        139.54%         90.43%        148.23%


(x) Calculated using average share method

                                                             ICON MATERIALS FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $     6.20     $     5.68     $     5.70     $     6.49
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                                0.01           0.03           0.02           0.02
Net realized and unrealized gains/(losses) on investments                      2.87           0.50          (0.01)         (0.74)
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               2.88           0.53           0.01          (0.72)
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                          (0.03)         (0.01)         (0.03)         (0.07)
Distributions from net realized gains                                             -              -              -              -
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                             (0.03)         (0.01)         (0.03)         (0.07)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $     9.05     $     6.20     $     5.68     $     5.70
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  46.61%          9.36%          0.06%        (11.07%)

Net assets, end of period (in thousands)                                 $  139,838     $   30,376     $   59,020     $   29,200
Average net assets for the period (in thousands)                         $   68,497     $   40,156     $   45,917     $   24,544
Ratio of expenses to average net assets                                        1.37%          1.47%          1.36%          1.47%
Ratio of net investment income/(loss) to average net assets                    0.13%          0.59%          0.23%          0.40%
Portfolio turnover rate                                                       59.48%        130.01%         74.55%         91.28%


(x) Calculated using average share method

                                         ICON TELECOMMUNICATION & UTILITIES FUND


                                                                             FISCAL YEARS ENDED SEPTEMBER 30
                                                               2005         2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $     5.69     $     4.78     $     6.19     $     8.13
                                                            ----------   ----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)(x)                                                0.07           0.10           0.10           0.09
Net realized and unrealized gains/(losses) on investments                      0.92           0.87          (1.45)         (1.52)
                                                            ----------   ----------     ----------     ----------     ----------

Total from investment operations                                               0.99           0.97          (1.35)         (1.43)
                                                            ----------   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                          (0.07)         (0.06)         (0.06)         (0.11)
Distributions from net realized gains                                             -              -              -          (0.40)
                                                            ----------   ----------     ----------     ----------     ----------

Total dividends and distributions                                             (0.07)         (0.06)         (0.06)         (0.51)
                                                            ----------   ----------     ----------     ----------     ----------

Net asset value, end of period                                           $     6.61     $     5.69     $     4.78     $     6.19
                                                            ==========   ==========     ==========     ==========     ==========

Total return                                                                  17.57%         20.36%        (22.05%)       (18.74%)

Net assets, end of period (in thousands)                                 $   61,325     $   42,509     $   66,366     $   16,537
Average net assets for the period (in thousands)                         $   54,232     $   53,219     $   20,196     $   13,554
Ratio of expenses to average net assets                                        1.37%          1.41%          1.50%          1.54%
Ratio of net investment income/(loss) to average net assets                    1.07%          2.05%          1.78%          1.22%
Portfolio turnover rate                                                      108.81%        158.24%        137.81%         46.10%


(x) Calculated using average share method

                                                       ICON FUNDS PRIVACY POLICY

We collect non-public personal information about you on applications or other forms and through your transactions with us. You may provide this information in writing, electronically, or by phone. The information may contain your name, address, phone number, Social Security number, account information, and investment activity, and other information that you provide to us directly or through our service providers. This information permits us to service your accounts and to provide information to you upon request.

We may share some or all of this information with our affiliates, as well as third parties that assist us in maintaining your accounts, processing transactions on your accounts, or mailing information to you as may be permitted by law. Otherwise, our policies prohibit us from sharing your personal and financial information, except as permitted or required by law. Under no circumstances do we sell information about you to anyone.

We restrict access to your non-public personal information to those employees who have a need to know that information to service your accounts. We also maintain physical, electronic and procedural safeguards to protect your privacy. Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

If you would like more information about our Privacy Policies, please call 1-800-764-0442.

                      This page is intentionally left blank

[ICON FUNDS(R) LOGO]

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance. You can request copies of the SAI, Annual and Semiannual Reports or obtain other information:

BY TELEPHONE                               Call 1-800-764-0442

BY MAIL                                    ICON Funds
                                           P.O. Box 55452 Boston, MA 02205-8165

IN PERSON                                  ICON Funds
                                           5299 DTC Boulevard, Suite 1200, Greenwood Village, CO 80111

BY E-MAIL                                  info@iconadvisers.com

ON THE INTERNET:

     ICON FUNDS WEBSITE:                   www.iconadvisers.com
     EDGAR DATABASE ON THE SEC WEBSITE     www.sec.gov

BY E-MAIL OR IN PERSON FROM THE            E-Mail the Securities and Exchange Commission
SECURITIES AND EXCHANGE COMMISSION         at publicinfo@sec.gov
(YOU WILL PAY A COPYING FEE)

VISIT OR WRITE:                            SEC's Public Reference Section
                                           Washington, D.C. 20549-0102

                                           Call 1-202-942-8090 for information about
                                           the operation of the Public Reference Room


535142

I-124-SEC                                     ICON Funds' SEC File No. 811-07883

[ICON FUNDS (R) LOGO]


                                   ICON FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY 31, 2006

This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

                    ICON Bond Fund

                    ICON Core Equity Fund

                    ICON Covered Call Fund

                    ICON Equity Income Fund

                    ICON Long/Short Fund


This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectus for the ICON Funds listed above dated January __, 2006 as it may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to Boston Financial Services, Inc., the Trust's shareholder servicing agent, at P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS


The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2005, and the reports of _______________________ with respect to such financial statements, appear in the Trust's 2005 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trust's shareholder servicing agent at the telephone number or address listed on the preceding page.

                                TABLE OF CONTENTS

THE ICON FUNDS                                                                 5
INVESTMENT OBJECTIVES, POLICIES AND RESTICTIONS                                5
FUNDAMENTAL INVESTMENT RESTRICTIONS                                            6
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS                                        7
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS          9
PORTFOLIO TURNOVER                                                             9
EQUITY SECURITIES                                                              9
DEBT SECURITIES                                                               12
COMMERCIAL PAPER AND OTHER CASH SECURITIES                                    16
DERIVATIVE INSTRUMENTS                                                        17
SHORT SALES                                                                   27
FOREIGN SECURITIES AND ADRS                                                   28
SECURITIES THAT ARE NOT READILY MARKETABLE                                    32
WHEN-ISSUED SECURITIES                                                        33
BORROWING                                                                     34
SECURITIES OF OTHER INVESTMENT COMPANIES                                      34
REPURCHASE AGREEMENTS                                                         34
CASH SWEEP PROGRAM                                                            35
SECURITIES LENDING                                                            35
TRUSTEES AND OFFICERS                                                         36
BOARD OF TRUSTEES                                                             36
TRUST OFFICERS                                                                42
OTHER PORTFOLIO MANAGER ACCOUNTS AND COMPENSATION                             43
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                   45
CODE OF ETHICS                                                                45
PROXY VOTING                                                                  45
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                   48
INVESTMENT ADVISER                                                            49
ADMINISTRATIVE SERVICES                                                       51
DISTRIBUTOR                                                                   52
CUSTODIAN                                                                     54
TRANSFER AGENT                                                                54
INDEPENDENT ACCOUNTANTS AND COUNSEL                                           55
PURCHASE AND REDEMPTION OF SHARES                                             55
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                                 56
CAPITAL STOCK                                                                 61
PRICING OF SHARES                                                             63
TAX STATUS                                                                    65
ADDITIONAL INFORMATION                                                        71
TRUST SHARES                                                                  71
REGISTRATION STATEMENT                                                        72
APPENDIX A                                                                    73
RATINGS OF CORPORATE BONDS                                                    73

RATINGS OF PREFERRED STOCK                                                    74

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996. The ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (each a "Fund" and collectively the "Funds") are series of the Trust. There are 12 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.

The Funds are each diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, a Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.


ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser. ICON Distributors, Inc. ("IDI" or "Distributor") is the Distributor of each Fund's shares.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:

FUND                                          INVESTMENT OBJECTIVE
----                                          --------------------
ICON Bond Fund                                Maximum total return.
ICON Core Equity Fund                         Capital appreciation with a secondary
                                              objective of capital preservation.
ICON Covered Call Fund                        Modest capital appreciation and to
                                              maximize gains from writing covered call
                                              options.
ICON Equity Income Fund                       Modest capital appreciation and income.
ICON Long/Short Fund                          Capital appreciation.

The ICON Bond Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in bonds without providing Bond Fund shareholders at least 60 days' advance notice. The ICON Core Equity Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in domestic equity securities without providing Core Equity Fund shareholders at least 60 days' advance notice. The ICON Covered Call Fund will not change its strategy of normally investing in equity securities traded in U.S. markets and in covered call options sold or written on equities comprising at least 80% of the Fund's net assets, plus any borrowings for investment purposes, without providing Covered Call Fund shareholders at least 60 days' advance notice. The ICON Equity Income Fund will not change its strategy of normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities without providing Equity Income shareholders at least 60 days' advance notice. The ICON Long/Short Fund will not change its strategy of taking long positions in equity securities identified as undervalued and taking short positions in equity securities identified as overvalued without provided Long/Short shareholders at least 60 days' advance notice.

In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

1. A Fund may not invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

2. A Fund may not invest in physical commodities, except that a Fund may purchase and sell options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

3. A Fund may not invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

4. A Fund may not borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of a Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, short sales and reverse repurchase agreements, shall not constitute borrowing.

5. A Fund may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

6. A Fund may not act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

7. A Fund may not issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

In applying the limitations on investments in any one industry set forth in restriction 1. above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P., Value Line, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following instructions are non-fundamental and may be changed by the Board of Trustees ("Board") at any time without shareholder approval.

1. A Fund may not, with the exception of investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, purchase the securities of any issuer if, as a result, more than 5% of its total assets, with respect to 75% of a Fund, would be invested in the securities of that issuer.

2. A Fund may not purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in short sales, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

5. A Fund may not pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

6. A Fund may not enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

7. Except for the Long/Short Fund, a Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, and other financial instruments.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectus discusses the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER


During the fiscal years ended September 30, 2005, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:



FUND                                              2005               2004              2003
----                                              ----               ----              ----
ICON Bond Fund                                                       37.98%            41.65%
ICON Core Equity Fund                                               116.26%           188.07%
ICON Covered Call Fund                                              167.57%           184.24%
ICON Equity Income Fund                                              51.84%            35.17%
ICON Long/Short Fund                                                148.32%           162.25%


A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities, including common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Equity securities may be issued by either established, well-capitalized companies or newly formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK. Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS. Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES. The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)

The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

The ICON Core Equity Fund, ICON Covered Call Fund and ICON Long/Short Fund will invest in debt securities only if they are rated investment grade (BBB/Baa, or higher) at the time of purchase. The ICON Bond Fund and ICON Equity Income Fund may invest up to 25% of the total assets in their respective portfolios at the time of purchase in lower-rated debt securities, which are often referred to as "junk bonds" or "high yield" bonds.

Increasing the amount of Fund assets invested in unrated or lower-grade debt securities may increase the yield produced by a Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower-grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although the ICON Bond Fund and ICON Equity Income Fund may invest in debt securities assigned lower grade ratings at the time of purchase, these Funds are not permitted to invest in debt securities that are in default or are rated below B by Moody's or S&P or, if unrated, are judged by ICON to be of equivalent quality.

A significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns, this market has experienced an increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while ICON attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

ICON seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.

ZERO COUPON BONDS. The Funds may invest in zero coupon bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. The market values of zero coupon bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until their maturity or call date, in order for the Fund to maintain its qualification for treatment as a regulated investment company. These required distributions could reduce the amount of cash available for investment by the Funds.

MORTGAGE-RELATED SECURITIES. The ICON Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund also may invest in such securities for temporary defensive purposes. The ICON Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by Government National Mortgage Association ("Ginnie Mae"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or the Department of Veterans Affairs ("VA") guaranteed mortgages.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues participation certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMO"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates.

Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to Ginnie Mae certificates, although Ginnie Mae guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

A Fund's investments in CMOs also are subject to extension risk. Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

DERIVATIVE INSTRUMENTS

The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.

OPTIONS ON SECURITIES. The ICON Covered Call Fund's primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest.

An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price.

The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.


PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.


By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the

OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes. Transactions involving the disposition of the Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the majority, if not all, of the gains from the sale of the underlying security will be short-term capital gains. Short term capital gains are usually taxable as ordinary income when distributed to shareholders. Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

Although the Funds will generally write options whose expiration dates are between one and ten months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES. All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

FUTURES CONTRACTS. All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS. All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER. Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING. Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES. There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.


SHORT SALES


A security is sold short when a Fund sells a security it does not own. To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer. That Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement. Until it replaces the security, the Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.

The ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund are the "Specialty Equity Funds." Each Specialty Equity Fund may engage in short sales "against the box." In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire and must maintain these securities in a segregated account. A Fund will incur transaction costs to open, maintain and close short sales against the box.

In addition, the use of short sales is a primary investment strategy of the ICON Long/Short Fund. A Fund is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian in at least an amount equal to the current market value of the securities sold short until the Fund replaces a borrowed security. A Fund expects to receive interest on the collateral it deposits. The use of short sales may result in a Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that a Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, the Fund may be "bought in" at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.

In short sale transactions, a Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Until a security that is sold short is acquired by a Fund, the Fund must pay the lender any dividends that accrue during the loan period. In order to borrow the security, the Fund usually is required to pay compensation to the lender. Short sales also cause a Fund to incur brokerage fees and other transaction costs. Therefore, the amount of any gain a Fund may receive from a short sale transaction is decreased and the amount of any loss increased by the amount of compensation to the lender, dividends and expenses the Fund may be required to pay.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

The Funds may invest up to 20% of their net assets in foreign securities traded in foreign markets. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on:

- the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States,
-    where the issuer operates and is organized, and
- whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.



DEPOSITARY RECEIPTS

The Funds may invest in American Depositary Receipts ("ADRs", which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States, and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectus, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in investments that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The Trust's Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES

The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include Exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to each Fund's limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

None of the Funds has adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.

CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund's uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES

The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The business and affairs of the Trust are managed under the direction of the Board. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                         NUMBER       PRINCIPAL
                       POSITIONS HELD       YEAR JOINED  OF FUNDS     OCCUPATION(S) DURING         OTHER
NAME AND AGE           WITH TRUST           BOARD        OVERSEEN     PAST FIVE YEARS              DIRECTORSHIPS
---------------------  -------------------  -----------  -----------  ---------------------------  ---------------------------
INDEPENDENT
TRUSTEES

Glen F. Bergert        Trustee; Chairman    1999         All 17       President, Venture Capital   Director, Herre Bros, Inc.,
Age: 55                of Audit Committee;               ICON         Management LLC (1997 to      a contracting company (1998
                       Chairman of                       Funds.       present); General Partner,   to present); Director,
                       Valuation                                      SOGNO Partners LP, a         Delta Dental of
                       Committee;                                     venture capital company      Pennsylvania, an insurance
                       Nominating                                     (2001 to present); General   company (1998 to 2002 and
                       Committee Member.                              Partner, Chamois Partners,   2003 to present); Director,
                                                                      LP, a venture capital        DDP Inc., an insurance
                                                                      company (2004 to present);   company (1998 to 2002 and
                                                                      General Partner, KPMG Peat   2003 to present); Director,
                                                                      Marwick, LLP (1979 to        Delta Reinsurance
                                                                      1997).                       Corporation (2000 to 2002
                                                                                                   and 2003 to present);
                                                                                                   Director, Homeland Inc., a
                                                                                                   non-profit long-term care
                                                                                                   corporation (2002 to
                                                                                                   present).

John C. Pomeroy, Jr.   Trustee; Valuation   2002         All 17       Chief Investment Officer     N/A
Age 58                 Committee Member;                 ICON         and Director of
                       Investment                        Funds.       Investments, Pennsylvania
                       Practices Committee                            State University (2001 to
                       Member; Nominating                             present); Portfolio Manager
                       Committee Member.                              and Product Manager,
                                                                      Trinity Investment
                                                                      Management Corporation
                                                                      (1989 to 2001).

Gregory Kellam Scott   Trustee; Investment  2002         All 17       Senior Vice President -      Member - National Board of
Age: 57                Practices Committee               ICON         Law, General Counsel and     Directors, Constituency for
                       Member; Nominating                Funds.       Secretary, GenCorp, Inc., a  Africa (1997 to present).
                       Committee Member.                              multinational technology
                                                                      based manufacturing company
                                                                      (2002 to 2004); Vice
                                                                      President and General
                                                                      Counsel, Kaiser-Hill
                                                                      Company LLC, a nuclear
                                                                      clean-up and environmental
                                                                      remediation company (2000
                                                                      to 2002); Justice, Colorado
                                                                      Supreme Court (1993 to
                                                                      2000); Executive Director
                                                                      of Indiana Civil Rights
                                                                      Commission (February
                                                                      2005-present).

R. Michael Sentel      Trustee; Audit       1996         All 17       Senior Attorney for U.S.     N/A
Age: 58                Committee Member;                 ICON         Department of Education
                       Valuation Committee               Funds.       (1996 to present); owner,
                       Member; Nominating                             Sentel & Company, a law
                       Committee Member.                              firm (1994 to present).

Jonathan F. Zeschin    Trustee; Audit       2002         All 17       President and Founder,       Director, Wasatch Funds
Age 52                 Committee Member;                 ICON         ESSENTIAL Advisers, Inc., a  (2002 to 2004); Director,
                       Nominating                        Funds.       wealth management and        Young Americans Education
                       Committee Member.                              investment advisory firm     Foundation and Young
                                                                      (2000 to present); Managing  Americans Bank (1998 to
                                                                      Partner, JZ Partners LLC, a  2004); Independent Director
                                                                      business consulting firm     and Chairman of Dividend
                                                                      for investment management    Capital Realty Income
                                                                      companies (1998 to 2002);    Allocation Fund (January
                                                                      President, Founders Asset    2005-present).
                                                                      Management LLC, an
                                                                      investment management
                                                                      company (1995 to 1998);
                                                                      Executive Vice President,
                                                                      INVESCO Funds Group, an
                                                                      investment advisory company
                                                                      (1992 to 1995).

INTERESTED
TRUSTEE

Craig T. Callahan*     Chairman of the      1996         All 17       President (1998 to           N/A
Age: 54                Board and Trustee;                ICON         present), Director (1991 to
                       Chairman,                         Funds.       present) and Chief
                       Investment                                     Investment Officer (1991 to
                       Practices Committee.                           2004) of ICON Advisers,
                                                                      Inc.; President (1998 to
                                                                      present), Director (1991 to
                                                                      present) and Vice President
                                                                      (1991 to 1998) of ICON
                                                                      Distributors, Inc.;
                                                                      President (1998 to
                                                                      present), Director (1994 to
                                                                      present) and
                                                                      Secretary/Treasurer (1994
                                                                      to 1998) of ICON Management
                                                                      & Research Corporation;
                                                                      President and Director
                                                                      (2004 to present) of ICON
                                                                      Insurance Agency, Inc.

* Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee, Investment Practices Committee and Nominating Committee.

AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent accountants; and acts as a liaison between the Trust's independent accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2005, the Audit Committee met 4 times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel and Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2005, its members acted on various valuation matters via telephone.

INVESTMENT PRACTICES COMMITTEE. The Investment Practices Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades and the Trust's Code of Ethics. During the fiscal year ended September 30, 2005, the Investment Practices Committee met twice.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. For at least as long as the plans of distribution pursuant to Rule 12b-1 under the 1940 Act of the ICON Funds ("12b-1 Plans") remain in effect, the selection and nomination of the Independent Trustees will be a matter left to the discretion of such Independent Trustees. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2005, the Nominating Committee did not meet.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by ICON, owned by each Trustee as of December 31, 2005:

                                 [TO BE UPDATED]

                                  NAME OF FUND

                                                                                       ALL REGISTERED INVESTMENT
                                          CORE                     EQUITY     LONG/    COMPANIES OVERSEEN BY
                                 BOND     EQUITY     COVERED       INCOME     SHORT    TRUSTEE IN FAMILY OF
                                 FUND     FUND       CALL FUND     FUND       FUND     INVESTMENT COMPANIES
                                 ------   --------   -----------   --------   ------   -------------------------
INDEPENDENT TRUSTEES
Glen F. Bergert                    B         C            C           C         B                  E
John C. Pomeroy, Jr.               A         C            A           A         A                  C
Gregory Kellam Scott               B         A            A           B         A                  C
R. Michael Sentel                  B         B            A           C         B                  C
Jonathan F. Zeschin                A         D            A           A         A                  D

INTERESTED TRUSTEES
Craig T. Callahan                  A         E            A           A         E                  E

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND.

A= none
B= $1-$10,000
C= $10,000-$50,000
D= $50,000-$100,000
E= over $100,000


None of the Trustees, other than Mr. Callahan, owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2005. As of December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.

TRUSTEE COMPENSATION

Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pays each Independent Trustee a $18,000 per year retainer, a full Board meeting fee of $3,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Independent Chairman of the Audit Committee receives an additional fee of $6,000 per year. Prior to October 1, 2005, each Independent Trustee received a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and other out-of-pocket expenses. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2005.

                                 [TO BE UPDATED]

                               COMPENSATION TABLE

                                        AGGREGATE COMPENSATION FROM ICON FUNDS*
    NAME OF PERSON AND POSITION                 (17 FUNDS TOTAL)
-----------------------------------    -----------------------------------------
Interested Trustee:

   Craig T. Callahan, Chairman                        $       0

Independent Trustees:

        Glen F. Bergert                               $  22,000

      John C. Pomeroy, Jr.                            $  21,500

      Gregory Kellam Scott                            $  21,500

       R. Michael Sentel                              $  22,000

      Jonathan F. Zeschin                             $  22,000

            TOTAL                                     $ 109,000

* The Trustees are also Trustees of the 12 other ICON Funds.

TRUST OFFICERS

The Board of Trustees elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.




                      POSITION HELD WITH FUND AND        PRINCIPAL OCCUPATION DURING
NAME AND AGE          LENGTH OF TIME SERVED              PAST FIVE YEARS
-------------------   --------------------------------   ----------------------------------------
Craig T. Callahan     President of the Trust since its   President (1998 to present), Director
Age: 54               inception in 1996.                 (1991 to present) and Chief Investment
                                                         Officer (1991 to 2004) of ICON Advisers,
                                                         Inc.; President (1998 to present),
                                                         Director (1991 to present) and Vice
                                                         President (1991 to 1998) of ICON
                                                         Distributors, Inc.; President (1998 to
                                                         present), Director (1994 to present) and
                                                         Secretary/Treasure (1994 to 1998) of
                                                         ICON Management & Research Corporation;
                                                         President and Director (2004 to present)
                                                         of ICON Insurance Agency, Inc.

Erik L. Jonson        Vice President and Chief           Chief Financial Officer (1996 to
Age: 56               Financial Officer of the Trust     present) and Executive Vice President
                      since its inception in 1996.       (2004 to present) of ICON Advisers,
                                                         Inc.; Vice President (1998 to 2004) of
                                                         ICON Advisers, Inc.; Director, Chief
                                                         Financial Officer and Secretary (1996 to
                                                         present) of ICON Management & Research
                                                         Corporation; Executive Vice President
                                                         (2004 to present) and Treasurer (1998 to
                                                         present) of ICON Distributors, Inc.;
                                                         Secretary (1998 to 2002) of ICON
                                                         Distributors, Inc.; Vice President (2002
                                                         to 2004) of ICON Distributors, Inc.;
                                                         Executive Vice President and Treasurer
                                                         of ICON Insurance Agency, Inc. (2004 to
                                                         present).

Donald Salcito        [______________________________]   [______________________________________-]
Age: [__]

Carrie M. Schoffman   Assistant Vice President           Chief Compliance Officer (2004 to
Age: 32               (November 2004 to present) and     present) of ICON Advisers, Inc. Formerly
                      Chief Compliance Officer (May      staff accountant (2003 to 2004) U.S.
                      2004 to present) of the Trust.     Securities and Exchange Commission;
                                                         Experienced Manager/Manager (2001 to
                                                         2003) and Senior Associate/Associate
                                                         (1996 to 2001) PricewaterhouseCoopers
                                                         LLP.

Stephen Abrams        Anti-Money Laundering Officer      Assistant General Counsel (2005 to
Age: [_]                                                 present) of ICON Advisers, Inc.
                                                         _____________.


The Trust's Trustees and Officers may be contacted at the Funds' address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

              OTHER PORTFOLIO MANAGER ACCOUNTS AND COMPENSATION

PORTFOLIO MANAGERS

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2005.



MANAGEMENT OF OTHER ACCOUNTS. The following shows the number of OTHER accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. There are no accounts with performance-based fees. The accounts and total assets managed by Mr. Straus manages include (A) no other registered investment companies,
(B) one pooled investment vehicle with total assets of $3,647,793 and 10,086 other accounts with assets of $1,261,372,852. The number of other accounts and total assets managed by Mr. Rollingson include (A) no other registered investment companies (B) two other pooled investment vehicles with assets of $14,485,197 and (C) 10,053 other accounts with assets of $1,054,907,246. The number of other accounts and total assets managed by Mr. Waller include (A) no registered investment companies (B) no other pooled investment vehicles and (C) 10,087 other accounts with assets of $1,261,372,852.

COMPENSATION. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes:
(1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser's executive committee. The executive committee may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.


POTENTIAL CONFLICTS OF INTEREST. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.


Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.

                          CERTAIN POLICIES OF THE FUNDS


CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING


The Trust's Board of Trustees (the "Board") has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board's continuing oversight.

Policies and Procedures

     The Adviser's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Advisor's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor's Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

     To assist the Adviser in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

     The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

     - Election of Directors - considering factors such as director qualifications, term of office, age limits.
     - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
     - Election of Auditors - considering factors such as independence and reputation of the auditing firm.
     - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
     - Tender Offer Defenses - considering factors such as poison pills (STOCK PURCHASE RIGHTS PLANS) and fair price provisions.
     - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
     - Capital Structure - considering factors such as common stock authorization and stock distributions.
     - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
     - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
     - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
     - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
     - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

     A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

     From time to time, proxy issues may pose a material conflict of interest between the ICON Funds' shareholders and the Adviser, underwriter or any affiliates thereof. Due to the limited nature of the Advisor's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Adviser will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

     The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Effective August 31, 2004, information on how the ICON Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling the Adviser at ___________ (2) on the ICON Funds web site, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.


PORTFOLIO HOLDINGS DISCLOSURE POLICY


The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholder's and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required.

Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:


     - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

     -  The request must relate to an appropriate business purpose; and

     - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.


The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.

                                                FREQUENCY OF
                      ENTITY NAME               HOLDINGS DISCLOSURE
                      -----------               -------------------
                      Lipper, Inc.              Monthly, approximately 5
                                                business days after month-end

                      Morningstar               Monthly, approximately 5
                                                business days after month-end.

                      Standard & Poor's         Monthly, approximately 5
                                                business days after month end.

                      Bloomberg                 Monthly, approximately 5
                                                business days after month end.

         THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS

INVESTMENT ADVISER


The Trust retains ICON Advisers, Inc. 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Mr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Mr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.


ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of any of the Investment Advisory Agreements with the Trust and may be withdrawn by the ICON on ninety days written notice.


ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis
L. Engel, Executive Vice President and Chief Operating Officer; Stephen Cheek, Vice President of Institutional Products; Bridget M. Richards, Vice President of Marketing; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan and Jonson and Mr. Salcito with the Trust are shown under the "Trustees and Officers" section of this SAI.

AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.


As compensation for its management services, the Funds are obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

FUND                                            ANNUAL MANAGEMENT FEE
----                                            ----------------------
ICON Bond Fund                                           0.60%
ICON Core Equity Fund                                    0.75%
ICON Covered Call Fund                                   0.75%
ICON Equity Income Fund                                  0.75%
ICON Long/Short Fund                                     0.85%

The investment advisory fees are calculated based on a Fund's net assets as a whole and are then allocated among the Funds' respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.

For the September 30 fiscal years end for 2005, 2004 and 2003, the management fees paid by each Fund were as follows:

                                        MANAGEMENT FEE
                                        --------------
           ICON FUND            2005         2004         2003
           ---------         ----------   ----------   ----------
        Bond Fund                         $  280,439   $  202,155
        Core Equity Fund                  $  663,062   $  483,554
        Covered Call Fund                 $  234,218   $  108,512
        Equity Income Fund                $  672,154   $  190,412
        Long/Short Fund                   $  134,488   $   60,488


EXPENSE LIMITATION AGREEMENT. ICON has contractually entered into an Expense Limitation Agreement related to the ICON Bond Fund, ICON Covered Call Fund, ICON Equity Income Fund and the ICON Long/Short Fund (the "Specialty Funds"), pursuant to which it has agreed to reimburse or limit the Specialty Funds' fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Specialty Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of each Specialty Fund's business) do not exceed the following percentages:


                                  CLASS C      CLASS I      CLASS Z
                                  EXPENSE      EXPENSE      EXPENSE
       FUND                      LIMITATION   LIMITATION   LIMITATION
  ICON Bond Fund                    1.60%        1.00%        0.75%
  ICON Covered Call Fund            2.20%        1.45%        1.20%
  ICON Equity Income Fund           2.20%        1.45%        1.20%
  ICON Long/Short Fund              2.30%        1.55%        1.30%


Each Specialty Fund may at a later date reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Specialty Fund's expense ratio does not exceed the existing expense limitations. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. The expense limitations will continue until January 31, 2016. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by a Specialty Fund, without payment of any penalty, upon 90 days' prior written notice to ICON.


ICON has reimbursed the Funds or recouped from the Funds the following expenses pursuant to the Expense Limitation Agreement.

                                      (REIMBURSEMENT)/RECOUPMENT
                                      --------------------------
                  ICON FUND          2005         2004         2003
                  ---------       ----------   ----------   ----------
             Bond Fund                         $   (9,844)  $  (50,621)
             Covered Call Fund                 $  (58,657)  $  (90,063)
             Equity Income Fund                $   55,807   $  (69,536)
             Long/Short Fund                   $  (77,195)  $ (109,309)




ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. ICON receives a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, 0.045% on the next $1.5 billion, 0.40% on the next $2 billion and 0.030% on assets over $5 billion. Prior to January 31, 2006, 2003, ICON received a fee of 0.05% on the Trust's first $1.5 billion of average daily net assets and 0.05% on average daily net assets in excess of $1.5 billion. ICON provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.



Below is a table which shows the administration fees paid by the Trust for the last three fiscal years:





                                             ADMINISTRATIVE
                     FISCAL YEAR ENDED           FEES
                          9/30/05
                          9/30/04            $      844,564
                          9/30/03            $      479,800

During fiscal year 2005, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay an annual sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. For the fiscal year ended September 30, 2004, ICON paid US Bancorp sub-administration fees of $290,937.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS Fund Services, Ohio Inc. ("BISYS") to serve as sub-administrator to the Trust. For its services, ICON pays BISYS at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter.


Under this Agreement ICON paid BISYS the following amounts for the fiscal year ended September 30, 2005 $___________


FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES AGENT


BISYS also serves as Fund Accounting and Financial Administrative Services Agent for the Trust. For its services, the Trust pays BISYS 0.0300% on the first $1.75 billion of all ICON Fund Assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion. For the fiscal year ended September 30, 2005 ICON paid BISYS $_________.


DISTRIBUTOR

ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for two classes of Fund shares - Class C and Class I. Pursuant to the 12b-1 Plan, the ICON Bond Fund pays for distribution and related services at an annual rate that may not exceed 0.85% of the average daily net assets of Class C shares of the Bond Fund and 0.25% of the average daily net assets of Class I shares of the Bond Fund. The Core Equity, Covered Call, Equity Income, and Long/Short Funds each pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of a Fund and 0.25% of the average daily net assets of Class I shares of a Fund. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying expenses in connection with the distribution of the Funds' shares and related activities including providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Funds' shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Trust's Board of Trustees and as may be permitted by applicable statute, rule or regulation. The Rule 12b-1 plan adopted by the Trust compensates the Distributor regardless of expenses incurred by the Distributor.




The Board reviews expenditures made by the Distributor related to distribution of the Funds' shares on a quarterly basis.

During the fiscal years ended September 30, 2005, 2004 and 2003, the Distributor was compensated in conjunction with the sale and distribution of the Funds' Class C and Class I shares as follows:


                                           12b-1 FEES FOR      12b-1 FEES FOR      12b-1 FEES FOR
                                            FISCAL YEAR         FISCAL YEAR         FISCAL YEAR
FUND                                       ENDED 9/30/05       ENDED 9/30/04       ENDED 9/30/03
ICON Bond Fund - Class C                                     $           2,686   $           1,603
ICON Bond Fund - Class I                                     $         116,059   $          84,670
ICON Core Equity Fund - Class C                              $         452,357   $         304,612
ICON Core Equity Fund - Class I                              $         107,900   $          85,613
ICON Covered Call Fund - Class C                             $           8,370   $             434
ICON Covered Call Fund - Class I                             $          75,978   $          36,487
ICON Equity Income Fund - Class C                            $          10,548   $           3,178
ICON Equity Income Fund - Class I                            $         221,402   $          63,516
ICON Long/Short Fund - Class C                               $          14,190   $           1,796
ICON Long/Short Fund - Class I                               $          36,038   $          17,511

Total                                                        $       1,045,708   $         599,420



During the fiscal year ended September 30, 2005, the Distributor expended the following amounts in marketing the Funds' shares:



                                                                       AMOUNT OF
         TYPE OF EXPENSES                                              EXPENSE
         Printing and mailing of prospectuses to persons other than
         current shareholders                                          $

         Payment of compensation to third parties for

         distribution and shareholders support services                $

         Advertising materials and fees                                $

         Total:                                                        $


The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., and IMS which, to the knowledge of the Trust, were the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits the Board believes are reasonably likely to flow to the Funds and their shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort, which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis, pursuant to written policies and procedures.

The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plans for the ICON Funds were approved by the Board, including all the independent Trustees, on August 9, 2004 for a one-year period ended September 30, 2005. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.




CUSTODIAN

Effective April 18, 2005, Brown Brothers Harriman, serves as Custodian of the Funds' investments. The Custodian acts as the Funds' depository; safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

TRANSFER AGENT

Boston Financial Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM AND COUNSEL


_______________________, 1670 Broadway, Suite 1000, Denver, Colorado 80202,
has been selected as independent registered public accountants for the Trust for. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.


                        PURCHASE AND REDEMPTION OF SHARES

The Funds offer three classes of shares: Class C, Class I, and Class Z. When purchasing Fund shares, you must specify which Class is being purchased. There is no sales charge on the purchase of Fund shares and the public offering price for Class C, Class I, and Class Z shares is the net asset value per share of that Class. Class C shares (other than the ICON Bond Fund) have a 1.00% 12b-1 fee and Class I shares have a 0.25% 12b-1 fee. Class C shares of the ICON Bond Fund have a 0.85% 12b-1 fee. Class Z shares do not have a 12b-1 fee. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest any amount as often as they wish subject to the minimum investment requirements of each class and subject to the restrictions on excessive trading discussed below.

The minimum investment in Class C and Class I shares for any one Fund is $1,000. Subject to the minimum investment amount, shares may also be purchased by exchange. See discussion below for eligibility requirements for Class Z Institutional shares.

Shares of a Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI's, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

INSTITUTIONAL CLASS OF SHARES.

Class Z shares of the Funds are offered only to institutional investors and can be only purchased by:

     -  A bank, trust company or other type of depository institutions;
     - An insurance company, investment company, endowment or foundation purchasing shares for its own account;
     -  A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;
     - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

     "Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

REDEMPTIONS IN CASH

It is possible that, in the future, conditions may exist which would, in the opinion of the Funds' Adviser, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, the Adviser may authorize payment to be made in portfolio securities or other property of the Funds. However, the Company is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the Adviser based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.

                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS




Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research services and products provided include, without limitation:

-    earnings information and estimates
-    reports of issuer regulatory filings
-    performance measurement systems
-    stock quote systems
-    trading systems
-    trading measurement services

-    data feeds from stock exchanges
-    software programs


Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to any of the clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2004 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.

The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2005, 2004 and 2003.

       FUND                    2005                2004               2003
                               ----                ----               ----
 ICON Bond                                      $     162          $     690

 ICON Core Equity                               $ 279,505          $ 345,695

 ICON Covered Call                              $ 119,646          $ 155,716

 ICON Equity Income                             $ 182,918          $  77,680

 ICON Long/Short                                $  89,693          $  42,216

* The Fund was not offered during the period.

The aggregate amount of transactions during the fiscal year ended September 30, 2005 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:


                                      TOTAL AGENCY     SOFT DOLLAR COMMISSIONS
             FUND                     TRANSACTIONS        PAID ON TRANSACTIONS
             ICON Bond
             ICON Core Equity
             ICON Covered Call
             ICON Equity Income
             ICON Long/Short


During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.

During the fiscal year ended September 30, 2005, certain of the Funds held securities of their regular brokers or dealers as follows:


        FUND                         BROKER                  VALUE AS OF 9/30/05
        ICON Bond Fund               Goldman Sachs Group
                                     Inc.
                                     Merrill Lynch
        ICON Covered Call Fund       AG Edwards
                                     Goldman Sachs Group
                                     Inc.
        ICON Equity Income Fund      Morgan Stanley


                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of December 31, 2005 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



NAME AND ADDRESS OF RECORD                                                PERCENTAGE OF THE
OWNER                                            FUND NAME                   FUND OWNED
Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122

                                     ICON Core Equity Fund - Class I
                                     ICON Covered Call Fund - Class I
                                     ICON Long/Short Fund - Class I

IMS & CO
PO Box 3865
Englewood, CO 80155-3865

                                     ICON Bond Fund - Class I
                                     ICON Core Equity Fund - Class I
                                     ICON Covered Call Fund - Class I

NAME AND ADDRESS OF RECORD                                                PERCENTAGE OF THE
OWNER                                            FUND NAME                   FUND OWNED
                                     ICON Equity Income Fund - Class I
                                     ICON Long/Short Fund - Class I

US Bank NA Custodian
Carol Sue Eriksen IRA Rollover
2175 Ter Van Dr. NE
Grand Rapids, MI 49505               ICON Bond Fund - Class C

Charles O. Blalack
503 Cynthia Dr.
Longview, TX 75605-3743              ICON Bond Fund - Class C

Jennifer Jenkins
8702 Starfish Dr.
Bakersfield, CA 93312-4907           ICON Bond Fund - Class C

McDonald Investments FBO
23504803
4900 Tiedeman Road
Brooklyn, OH 44144-2338              ICON Bond Fund - Class C

Pershing LLC
PO Box 2052
Jersey City, NY 07303-2052
                                     ICON Bond Fund - Class C
                                     ICON Covered Call Fund - Class C
                                     ICON Equity Income Fund - Class C

US Bank NA Custodian
David P. St. Clair
IRA Rollover
9665 Burmeister Rd.
Saline, MI 48176-9653                ICON Bond Fund - Class C

Holly H. Siebert Kawakami Trustee
Holly Siebert Kawakami Trust
315 Wellesley Pl NE
Albuquerque, NM 87106-2159           ICON Covered Call Fund - Class C

McDonald Investments FBO
85829156
4900 Tiedeman Road
Brooklyn, OH 44144-2338              ICON Long/Short Fund - Class C

Turtle & Co.
c/o State Street Bank & Trust Co.
Box 5489
Boston, MA 02206-5489                ICON Long/Short Fund - Class I

NAME AND ADDRESS OF RECORD                                                PERCENTAGE OF THE
OWNER                                            FUND NAME                   FUND OWNED
Trustlynx & Co.
Company # House Acct
717 17th Street Suite 2600
Denver, CO 80202-3326
                                     ICON Bond Fund - Class Z
                                     ICON Core Equity Fund - Class Z
                                     ICON Covered Call Fund - Class Z
                                     ICON Equity Income Fund - Class Z
                                     ICON Long/Short Fund - Class Z


The broker-dealers and/or trust company custodians indicated hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2005.

Investment Manager's Services ("IMS") and Charles Schwab & Co., Inc. hold Fund shares for the benefit of ICON's clients, among others. These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "NYSE") (generally 4 p.m. EST) (the "Valuation Time") on each day the NYSE is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per each class of a Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that class, less the Fund's liabilities (including accrued expenses) attributable to that class, by the number of outstanding shares of that class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of shares, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.


Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert foreign currencies to U.S. dollars.


DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.

                                   TAX STATUS

TAXATION OF THE FUNDS - IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of that year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in their income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

TAXATION OF SHAREHOLDERS

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January.

Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will result in a reduction in the net asset value of its shares. If a distribution reduces the fair market value of a shareholder's shares below their cost basis, the distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon distribution that will nevertheless be taxable to them.

A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Fund) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of the long-term capital gain distribution.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

OTHER TAX CONSIDERATIONS

Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code, the Fund would be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from those distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" under the Code, the Fund would be required to include in its income each taxable year a portion of the ordinary income and net capital gains of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

                             ADDITIONAL INFORMATION

TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each of the Funds represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

[ICON FUNDS(R) LOGO]

                       STATEMENT OF ADDITIONAL INFORMATION


                                JANUARY 31, 2006


This Statement of Additional Information ("SAI") relates to the following investment portfolios of ICON Funds (the "Trust"):

                  ICON Consumer Discretionary Fund
                  ICON Energy Fund ICON Financial Fund
                  ICON Healthcare Fund
                  ICON Industrials Fund
                  ICON Information Technology Fund
                  ICON Leisure and Consumer Staples Fund
                  ICON Materials Fund
                  ICON Telecommunication & Utilities Fund
                  ICON Asia - Pacific Region Fund
                  ICON Europe Fund
                  ICON International Equity Fund


This SAI is not a prospectus. It supplements and should be read in conjunction with the prospectuses for the ICON Funds listed above, each dated January __, 2006, as they may be amended or supplemented from time to time. To obtain a copy of the Trust's prospectuses, semiannual and annual reports, please visit www.iconadvisers.com or write to Boston Financial Services, Inc., the Trust's shareholder servicing agent, at P.O. Box 55452, Boston, MA 02205-8165.

FINANCIAL STATEMENTS


The Trusts' audited financial statements and accompanying notes for the fiscal year ended September 30, 2005, and the reports ______________of with respect to such financial statements, appear in the Trusts' 2005 annual reports and are incorporated by reference in this SAI. The Trusts' annual reports contain additional performance information and are available at www.iconadvisers.com or without charge by contacting the Trusts' shareholder servicing agent at the telephone number or address on the preceding page.

                               TABLE OF CONTENTS


THE ICON FUNDS                                                               5
INVESTMENT OBJECTIVES, POLICIES AND RESTICTIONS                              6
FUNDAMENTAL INVESTMENT RESTRICTIONS                                          7
NON-FUNDAMENTAL INVESTMENT RESTICTIONS                                       8
ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS       10
PORTFOLIO TURNOVER                                                          10
EQUITY SECURITIES                                                           11
DEBT SECURITIES                                                             13
REPURCHASE AGREEMENTS                                                       15
CASH SWEEP PROGRAM                                                          16
DERIVATIVES INSTRUMENTS                                                     17
FOREIGN SECURITIES AND ADRS                                                 30
SECURITIES THAT ARE NOT READILY MARKETABLE                                  35
SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED BASIS                         37
BORROWING                                                                   37
SECURITIES OF OTHER INVESTMENT COMPANIES                                    37
SECURITIES LENDING                                                          38
TRUSTEES AND OFFICERS                                                       38
BOARD OF TRUSTEES                                                           38
COMMITTEES                                                                  42
OTHER PORTFOLIO MANAGER ACCOUNTS AND COMPENSATION                           42
BENEFICIAL OWNERSHIP OF SECURITIES                                          43
TRUSTEE COMPENSATION                                                        44
TRUST OFFICERS                                                              45
OTHER PORTFOLIO MANAGER ACCOUNTS AND INFORMATION                            46
CERTAIN POLICIES OF THE FUNDS                                               48
CODE OF ETHICS                                                              48
PROXY VOTING                                                                49
INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS                 52
INVESTMENT ADVISER                                                          52
ADMINISTRATIVE SERVICES                                                     56
DISTRIBUTOR                                                                 57
CUSTODIAN                                                                   58
TRANSFER AGENT                                                              58
INDEPENDENT ACCOUNTANTS AND COUNSEL                                         59
PURCHASE AND REDEMPTION OF SHARES                                           59
PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION                               61
CAPITAL STOCK                                                               65
PRICING OF SHARES                                                           68
TAX STATUS                                                                  70
ADDITIONAL INFORMATION                                                      76
TRUST SHARES                                                                76
REGISTRATION STATEMENT                                                      77
APPENDIX                                                                    78
RATINGS OF CORPORATE BONDS                                                  78
RATINGS OF PREFERRED STOCK                                                  80
RATINGS OF COMMERCIAL PAPER                                                 81
ICON FUNDS PROXY VOTING POLICY STATEMENT AND GUIDELINES                     89

                                   ICON FUNDS

ICON Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end investment management company, known as a mutual fund. The Trust was organized as a Massachusetts business trust on September 19, 1996.


The ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Leisure and Consumer Staples Fund, ICON Materials Fund, and ICON Telecommunication & Utilities Fund are the "Sector Funds". The ICON Asia - Pacific Region Fund and the ICON Europe Fund are the "Region Funds". The Region Funds and the ICON International Equity Fund are the "International Funds". The Sector Funds and International Funds (each a "Fund" and collectively the "Funds") are series of the Trust. There are 5 other series funds in the Trust. Those funds are covered by separate prospectuses and statements of additional information.


The Sector Funds and Region Funds are non-diversified portfolios. This means that, with respect to at least 50% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer. The ICON International Equity Fund is a diversified portfolio. This means that the limits described above apply to 75% of that Fund's total assets. A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority of the outstanding voting securities of a Fund ("Majority"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (ii) more than 50% of the Fund's outstanding shares.

ICON Advisers, Inc. ("ICON" or "Adviser") serves as each Fund's investment adviser.

ICON Distributors, Inc. ("Distributor" or "IDI") is the Distributor of each Fund's shares.

                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a Majority of such Fund's outstanding voting shares. The investment objective of each of the Funds is set forth below:




FUND                                              INVESTMENT OBJECTIVE
ICON Consumer Discretionary Fund                  Long-term capital appreciation
ICON Energy Fund                                  Long-term capital appreciation
ICON Financial Fund                               Long-term capital appreciation
ICON Healthcare Fund                              Long-term capital appreciation
ICON Industrials Fund                             Long-term capital appreciation
ICON Information Technology Fund                  Long-term capital appreciation
ICON Leisure and Consumer Staples Fund            Long-term capital appreciation
ICON Materials Fund                               Long-term capital appreciation
ICON Telecommunication & Utilities                Long-term capital appreciation
ICON Asia-Pacific Region Fund                     Long-term capital appreciation
ICON Europe Fund                                  Long-term capital appreciation
ICON International Equity Fund                    Long-term capital appreciation


The Sector Funds will not change their strategies of normally investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in equity securities of companies in a particular sector without providing Sector Fund shareholders at least 60 days' advance notice. The Region Funds will not change their strategy of investing at least 80% of a Fund's net assets, plus any borrowings for investment purposes, in foreign equity securities of a particular region without providing Region Fund shareholders at least 60 days' advance notice. The ICON International Equity Fund will not change its strategy of investing at least 80% of its net assets, plus any borrowings for investment purposes, in foreign equity securities from countries outside of the United States without providing International Equity Fund shareholders at least 60 days' advance notice.


In addition, each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a Majority of the outstanding voting securities of a Fund.

FUNDAMENTAL INVESTMENT RESTRICTIONS

No Fund may:

1.   Issue any senior security, except as permitted under the 1940 Act.


2. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets.


3. Act as an underwriter of securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities or investments in other investment companies.

4. Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

5. Engage in the purchase or sale of commodities or commodity contracts, except that the Funds may invest in financial and currency futures contracts and related options for bona fide hedging purposes and to provide exposure while attempting to reduce transaction costs.

6. Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets, and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's net assets.


7. Each Fund is a sector (or region) fund and concentrates its investments in certain industries or groups of industries included within the sector(s) in which the Fund invests.

As to the ICON International Equity Fund:

8. With respect to 75% of the Fund's total assets, the Fund may not purchase the securities of any issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer.

9. The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

In applying the limitations on investments in an industry, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet Research Systems, Inc., Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by ICON in the exercise of its reasonable discretion.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are non-fundamental and may be changed by the Board of Trustees without a shareholder vote:

No Fund may:


1. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those related to indices), options on future contracts or indices, and other financial instruments, and to the extent necessary to effect foreign currency transactions.

2. Sell securities short unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in options, futures contracts, forward contracts, foreign currency, and other financial instruments.

3.   Invest in companies for the purpose of exercising control of management.

4. Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

5.   Invest more than 15% of its net assets in illiquid securities.

6.   Invest in oil, gas or other mineral leases.

7. In connection with bona fide hedging activities, invest more than 5% of its assets as initial margin deposits or premiums for futures contracts and provided that said Fund may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

8. Invest in shares issued by other investment companies except for cash management purposes and as permitted under applicable laws and regulations.

As to the Funds other than the ICON International Equity Fund:


9. Each Fund may not invest more than 5% of the value of its total assets, with respect to 50% of the Fund, in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

In addition, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the Funds intend to comply with certain diversification limits imposed by Subchapter M.


If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of these fundamental or non-fundamental restrictions.

                  ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS
                             AND RISK CONSIDERATIONS

The prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered principal investment strategies and discusses the risks associated with these strategies.

PORTFOLIO TURNOVER


During the fiscal years ended September 30, 2005, 2004 and 2003, respectively, the portfolio turnover rate for each of the Funds was as follows:


FUND                                               2005               2004         2003
----                                               ----               ----         ----
ICON Consumer Discretionary Fund                                   120.63%      174.51%
ICON Energy Fund                                                    13.42%       42.53%
ICON Financial Fund                                                114.50%      142.77%
ICON Healthcare Fund                                                52.72%       85.52%
ICON Industrials Fund                                               45.77%       90.49%
ICON Information Technology Fund                                   189.67%      155.39%
ICON Leisure and Consumer Staples Fund                             148.43%      139.54%
ICON Materials Fund                                                 59.48%      130.01%
ICON Telecommunication & Utilities                                 108.81%      158.24%
ICON Asia-Pacific Region Fund                                       58.62%       81.44%
ICON Europe Fund                                                    78.57%      101.37%
ICON International Equity Fund                                     117.74%       98.91%

[TO BE UPDATED]

[The changes in portfolio turnover rates for the fiscal year ended 2005 as compared to 2004 was due in part to market conditions and rotations into and out of the various Funds by outside advisers and ICON pursuant to asset allocation programs.]

A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds may be higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever ICON believes they are advisable, usually without reference to the length of time that a security has been held. Portfolio turnover rates may also increase as a result of the need for a Fund to effect purchases or redemptions of portfolio securities due to economic, market or other factors that are not within ICON's control.

Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

EQUITY SECURITIES

Each Fund may invest in equity securities including common stocks, preferred stocks and securities convertible into common stocks, such as rights, warrants and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

PREFERRED STOCK

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

RIGHTS AND WARRANTS

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer. A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Rights and warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities. Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Right and warrant positions will not be used to increase the leverage of a Fund; consequently, right and warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

CONVERTIBLE SECURITIES

The Funds may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time. Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values. Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investor Services, Inc. ("Moodys") or Standard & Poor's ("S&P") (Ba or less by Moody's and BB or less by S&P), but none rated lower than B. The Funds also may invest in unrated convertible securities and preferred stocks if ICON believes they are equivalent in quality to the rated securities that the Funds may buy. (Appendix A to this SAI provides a description of such security ratings.)


The Funds may also create a "synthetic" convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities ("fixed-income component") and the right to acquire equity securities ("convertible component"). The fixed-income component is achieved by invesing in non-convertible, fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible securities are considered convertible securities for purposes of the Funds' investment policies.

The Funds investments in convertible securities or other securities may generate taxable income which may be treated differently for income tax and book income purposes. These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

DEBT SECURITIES





All of the Funds may temporarily invest in debt securities. Each of these Funds will limit its investment in debt securities to corporate debt securities (including commercial paper) and U.S. government securities. The Funds will only invest in corporate debt securities rated A or higher by S&P or Moody's.

Moody's and S&P ratings provide a useful guide to the credit risk of many debt securities. (Appendix A to this SAI provides a description of such debt security ratings.) The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which the Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which the Fund has invested. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

COMMERCIAL PAPER AND OTHER CASH EQUIVALENTS

Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. ICON will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

GOVERNMENT SECURITIES

U.S. government obligations include Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies and instrumentalities of the U.S. government include securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality.

All of the Funds may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Board. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

Repurchase agreements maturing in more than seven days are considered illiquid and will be subject to the Funds' limitation with respect to illiquid securities. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable." The Funds have not adopted any limits on the amount of total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds may invest of up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days.


CASH SWEEP PROGRAM

Each Fund may participate in a Cash Sweep Program offered by the Custodian. In the Cash Sweep Program, a Fund's uninvested cash balances are used to invest in U.S. dollar and foreign currency denominated foreign time deposits. The Cash Sweep Program provides competitive money market rates of return, ready liquidity and increased diversity of holdings.

DERIVATIVE INSTRUMENTS


The Funds may use certain derivatives - instruments whose value is derived from an underlying security, index or other instrument.





OPTIONS ON SECURITIES

Each of the Funds may purchase and/or write (sell) call and put options on any security in which it may invest to hedge against changes in market conditions or to provide market exposure while attempting to reduce transaction costs. A Fund will not purchase any option if, immediately thereafter, the aggregate market value of all outstanding options purchased and written by the Fund would exceed 5% of the Fund's total assets. A Fund will not effect an option transaction, if immediately thereafter, the aggregate value of the Fund's securities subject to outstanding call options would exceed 100% of the value of the Fund's total assets.


An option gives its purchaser the right to buy or sell a security or securities index at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the mid-price.


The options bought or sold by the Fund will primarily be listed on a securities exchange. Exchange-traded options in the United States are issued by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, gives its guarantee to every exchange-traded option transaction.

PURCHASING PUT OPTIONS. Each Fund may purchase put options on portfolio securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. A Fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount in excess of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. A Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

PURCHASING CALL OPTIONS. Each Fund may purchase call options on securities that each Fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. The Fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A Fund will realize a loss equal to all or a portion of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

WRITING (SELLING) OPTIONS. A Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security.

When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

WRITING PUT OPTIONS. When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the Fund has written, however, the Fund must continue to be prepared to pay the "strike" price while the option is outstanding, regardless of price changes, and must continue to segregate assets to cover its position. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

If a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. If the price of the underlying security rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, the writer also may profit, because it should be able to close out the option at a lower price. If the underlying prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

SELLING (OR WRITING) COVERED CALL OPTIONS. Each Fund may sell (or write) covered call options on portfolio securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer (seller) to deliver a security on or before a fixed date at a predetermined price, referred to as the strike price. If the price of the underlying security should fall or remain below the strike price, the Fund will not be called upon to deliver the security, and the Fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. Any hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the Fund for writing the option. If the security owned by the Fund appreciates above the option's strike price, the Fund will generally be called upon to deliver the security, which will prevent the Fund from receiving the benefit of any price appreciation above the strike price.

Writing a call option obligates a Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation in the value of the underlying security that the writer continues to own.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

OTHER INFORMATION RELATED TO OPTIONS TRADING. There is no assurance a liquid secondary market will exist for any particular option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Reasons for the absence of a liquid secondary market may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options.

The OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. Each Fund's overall return will, in part, depend on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON SECURITIES INDEXES

All of the Funds may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When ICON believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that ICON may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

OVER-THE-COUNTER ("OTC") OPTIONS

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option. The risk of illiquidity is also greater with OTC options, since these options generally can be closed out only by negotiation with the other party to the option.

FUTURES CONTRACTS

All of the Funds may purchase and sell futures contracts. U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

The Funds also may purchase and sell interest rate futures contracts. Interest rate futures contracts currently are traded on a variety of fixed-income securities, including long-term U.S. Treasury bonds, Treasury notes, Ginnie Mae modified pass-through mortgage-backed securities, U.S. Treasury bills, bank certificates of deposit and commercial paper.

The purchase and sale of futures contracts entail risks. Although ICON believes that use of such contracts could benefit the Funds, if ICON's investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest, for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

To the extent that a Fund enters into futures contracts, and options on futures contracts traded on a CFTC-regulated exchange, in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike price, i.e., exercise, price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of that put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in options or futures contracts.

Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the

FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

OPTIONS ON FUTURES CONTRACTS

All of the Funds may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

An option, whether based on a futures contract, or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, or over the time of such exercise.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices. The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS

The writing and purchasing of options and the use of futures is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options and futures depends in part on the ability of the Adviser to predict future price fluctuations. All such practices entail risks and can be highly volatile. Should interest rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of options and futures or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options negotiated on OTC instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

COVER

Transactions using options and futures contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, or other options, futures contract, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other obligations.

LEVERAGING

Leveraging a Fund creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Leveraging will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced.

CORRELATION OF PRICE CHANGES

There are a limited number of types of options and futures contracts. It is therefore likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS


Each Foreign Fund primarily invests in foreign securities. The Sector Funds may invest up to 20% of their net assets in foreign securities not traded in the United States. The term "foreign securities" refers to securities of issuers, wherever organized, that, in ICON's judgment, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States and within a specific geographic region will be based on:


  - the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States,
  -  where the issuer operates and is organized, and
  - whether the issuer's principal stock exchange listing is outside of the United States and in a specific geographic region. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter.

Investments in foreign countries involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

Foreign stock markets may have substantially less trading volume than U.S. stock markets, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.


In addition, the Foreign Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal.

FOREIGN CURRENCY TRANSACTIONS

Investment in foreign securities will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated in that currency or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

A Fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

A Fund may use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A Fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

A Fund will not enter into a foreign forward contract for a term of more than one year or for purposes of speculation. Investors should be aware that hedging against a decline in the value of a currency in this manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. Furthermore, hedging transactions preclude the opportunity for gain if the value of the hedging currency should rise. Foreign forward contracts may, from time to time, be considered illiquid, in which case they would be subject to a Fund's limitation on investing in illiquid securities.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which a Fund has (or expects to have) portfolio exposure. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked securities.

A Fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund will designate cash or securities in an amount equal to the value of the Fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund's commitment.

On the settlement date of the currency transaction, a Fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the Fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the Fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund will realize gains or losses on currency transactions.

A Fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to buy the underlying currency at the loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the Fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The Fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument which is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

DEPOSITARY RECEIPTS

Each Fund may invest in American Depositary Receipts ("ADRs"), which are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the financial institution. European Depositary Receipts ("EDRs") are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. Global Depositary Receipts ("GDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by non-U.S. financial institutions, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary. An "unsponsored" facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security, or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Since depositary receipts mirror their underlying foreign securities, they generally have the same risks as investing directly in the securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the depositary receipt.

SECURITIES THAT ARE NOT READILY MARKETABLE

As discussed in the prospectuses, the Funds may invest up to 15% of the value of their net assets, measured at the time of investment, in securities that are not readily marketable. A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued.

Subject to the foregoing 15% limitation, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are an increasing number of securities being issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see discussion below).

A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by a Fund could affect adversely the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

The ICON Funds Board of Trustees ("Board") has delegated to ICON the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the Trustees, ICON will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). ICON is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Board monitors the determinations of ICON's quarterly review.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES


The Funds may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the custodian or a broker until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.


BORROWING

If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives, Policies and Restrictions" above for each Fund's limitation on borrowing.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may acquire securities of other investment companies, subject to the limitations of the 1940 Act. Except as provided below, no Fund intends to purchase such securities during the coming year in excess of the following limitations: (a) no more than 3% of the voting securities of any one investment company may be owned in the aggregate by the Fund and all other ICON Funds, (b) no more than 5% of the value of the total assets of the Fund may be invested in any one investment company, and (c) no more than 10% of the value of the total assets of the Fund and all other ICON Funds may be invested in the securities of all such investment companies. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). An ETF is a type of index fund that trades like a common stock and represents a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their costs. All Funds may invest in ETFs, with the same percentage limitations as investments in other registered investment companies.

SECURITIES LENDING

The Funds may lend their portfolio securities. The advantage of lending portfolio securities is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security. A Fund will not lend securities with an aggregate market value of more than one-third of the Fund's net assets.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Funds to invest in securities other than those listed here and in the prospectuses, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

                              TRUSTEES AND OFFICERS

BOARD OF TRUSTEES


The Board oversees all 17 ICON Funds, including the Funds described in this SAI. The primary responsibility of the Board is to oversee management of the Funds for the benefit of Fund shareholders. The Board's Trustees ("Trustees"), and their ages, addresses and principal occupations are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected.

                                                                          PRINCIPAL
                           POSITION(S)          YEAR    NUMBER OF       OCCUPATION(S)                    OTHER
 NAME, AGE                 HELD WITH           JOINED    FUNDS        DURING THE PAST FIVE           DIRECTORSHIPS
 AND ADDRESS               ICON FUNDS          BOARD    OVERSEEN             YEARS                       HELD
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES

Glen F. Bergert     Trustee; Chairman of       1999    All 17 ICON  President, Venture         Director, Herre Bros,
Age: 55             Audit Committee; Chairman          Funds.       Capital Management LLC     Inc., a contracting
                    of Valuation Committee;                         (1997 to present);         company (1998 to
                    Nominating Committee                            General Partner, SOGNO     present); Director, Delta
                    Member.                                         Partners LP, a venture     Dental of Pennsylvania,
                                                                    capital company (2001 to   an insurance company
                                                                    present); General          (1998 to 2002 and 2003 to
                                                                    Partner, Chamois           present; Director, DDP
                                                                    Partners, LP, a venture    Inc., an insurance
                                                                    capital company (2004 to   company (1998 to 2002 and
                                                                    present); General          2003 to present);
                                                                    Partner, KPMG Peat         Director, Delta
                                                                    Marwick, LLP (1979 to      Reinsurance Corporation
                                                                    1997).                     (2000 to 2002 and 2003 to
                                                                                               present); Director,
                                                                                               Homeland Inc., a
                                                                                               non-profit long-term care
                                                                                               corporation (2002 to
                                                                                               present).

John C. Pomeroy,    Trustee; Valuation         2002    All 17 ICON  Chief Investment Officer   N/A
Jr.                 Committee Member;                  Funds.       and Director of
Age 58              Investment Practices                            Investments, Pennsylvania
                    Committee Member;                               State University (2001 to
                    Nominating Committee                            present); Portfolio
                    Member.                                         Manager and Product
                                                                    Manager, Trinity
                                                                    Investment Management
                                                                    Corporation (1989 to
                                                                    2001).

                                                                          PRINCIPAL
                           POSITION(S)          YEAR    NUMBER OF       OCCUPATION(S)                    OTHER
 NAME, AGE                 HELD WITH           JOINED    FUNDS        DURING THE PAST FIVE           DIRECTORSHIPS
 AND ADDRESS               ICON FUNDS          BOARD    OVERSEEN             YEARS                       HELD
------------------------------------------------------------------------------------------------------------------------
Gregory Kellam      Trustee; Investment        2002    All 17 ICON  Senior Vice President -    Member - National Board
Scott               Practices Committee                Funds.       Law, General Counsel and   of Directors,
Age:  57            Member; Nominating                              Secretary, GenCorp, Inc.,  Constituency for Africa
                    Committee Member.                               a multinational            (1997 to present).
                                                                    technology based
                                                                    manufacturing company
                                                                    (2002 to 2004); Vice
                                                                    President and General
                                                                    Counsel, Kaiser-Hill
                                                                    Company LLC, a nuclear
                                                                    clean-up and
                                                                    environmental remediation
                                                                    company (2000 to 2002);
                                                                    Justice, Colorado Supreme
                                                                    Court (1993 to 2000);
                                                                    Executive Director of
                                                                    Indiana Civil Rights
                                                                    Commission (February
                                                                    2005-present).

R. Michael Sentel   Trustee; Audit Committee   1996    All 17 ICON  Senior Attorney for U.S.   N/A
Age: 58             Member; Valuation                  Funds.       Department of Education
                    Committee Member;                               (1996 to present); owner,
                    Nominating Committee                            Sentel & Company, a law
                    Member.                                         firm (1994 to present).

                                                                          PRINCIPAL
                           POSITION(S)          YEAR    NUMBER OF       OCCUPATION(S)                    OTHER
 NAME, AGE                 HELD WITH           JOINED    FUNDS        DURING THE PAST FIVE           DIRECTORSHIPS
 AND ADDRESS               ICON FUNDS          BOARD    OVERSEEN             YEARS                       HELD
------------------------------------------------------------------------------------------------------------------------
Jonathan F.         Trustee; Audit Committee   2002    All 17 ICON  President and Founder,     Director, Wasatch Funds
Zeschin             Member; Nominating                 Funds.       ESSENTIAL Advisers, Inc.,  (2002 to 2004); Director,
Age 52              Committee Member.                               a wealth management and    Young Americans Education
                                                                    investment advisory firm   Foundation and Young
                                                                    (2000 to present);         Americans Bank (1998 to
                                                                    Managing Partner, JZ       2004); Independent
                                                                    Partners LLC, a business   Director and Chairman of
                                                                    consulting firm for        Dividend Capital Realty
                                                                    investment management      Income Allocation Fund
                                                                    companies (1998 to 2002);  (January 2005-present).
                                                                    President, Founders Asset
                                                                    Management LLC, an
                                                                    investment management
                                                                    company (1995 to 1998);
                                                                    Executive Vice President,
                                                                    INVESCO Funds Group, an
                                                                    investment advisory
                                                                    company (1992 to 1995).

INTERESTED
TRUSTEE

Craig T. Callahan*  Chairman of the Board and  1996    All 17 ICON  President (1998 to         N/A
Age 54              Trustee; Chairman,                 Funds.       present), Director (1991
                    Investment Practices                            to present) and Chief
                    Committee.                                      Investment Officer (1991
                                                                    to 2004) of ICON
                                                                    Advisers, Inc.; President
                                                                    (1998 to present),
                                                                    Director (1991 to
                                                                    present) and Vice
                                                                    President (1991 to 1998)
                                                                    of ICON Distributors,
                                                                    Inc.; President (1998 to
                                                                    present), Director (1994
                                                                    to present) and
                                                                    Secretary/Treasurer (1994
                                                                    to 1998) of ICON
                                                                    Management & Research
                                                                    Corporation; President
                                                                    and Director (2004 to
                                                                    present) of ICON
                                                                    Insurance Agency, Inc.

*Mr. Callahan is considered to be an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of ICON Funds on the basis of his ownership of the parent company of the Adviser, and on the basis of his employment with the Funds' Adviser and Distributor.

COMMITTEES

The committees of the Board are the Audit Committee, Valuation Committee, Investment Practices Committee and Nominating Committee.


AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Trusts' accounting and financial reporting policies and practices, reviews the scope and adequacy of internal controls, reviews the accounting principles being applied by the Trust in financial reporting, reviews the responsibilities and fees of the Trust's independent auditors; and acts as a liaison between the Trust's independent accountants and the full Board. The Audit Committee is composed entirely of non-interested Trustees as defined by Section 2(a)(19) of the 1940 Act ("Independent Trustees"). Audit Committee members are Glen Bergert, Chairman; Michael Sentel; and Jonathan Zeschin. During the fiscal year ended September 30, 2005, the Audit Committee met 4 times.

VALUATION COMMITTEE. The Valuation Committee is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the full Board. The Valuation Committee is composed entirely of Independent Trustees and Adviser representatives. Glen Bergert is the Primary Board Representative on the Valuation Committee, and Messrs. Pomeroy and Sentel and Secondary Board Representatives. While the Valuation Committee did not hold an in-person meeting during the fiscal year ended September 30, 2005, its members acted on various valuation matters via telephone.

INVESTMENT PRACTICES COMMITTEE. The Investment Practices Committee monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades and the Trust's' Code of Ethics. During the fiscal year ended September 30, 2005, the Investment Practices Committee met twice.

NOMINATING COMMITTEE. The Nominating Committee is responsible for the nomination of candidates for election to the Board. The Nominating Committee is composed of all of the Independent Trustees. For at least as long as the plan of distribution pursuant to Rule 12b-1 under the 1940 Act of the ICON Core Equity Fund ("12b-1 Plan") remains in effect, the selection and nomination of the Independent Trustees will be a matter left to the discretion of such Independent Trustees. ICON may, however, suggest independent trustee candidates if the Independent Trustees invite such suggestions. ICON may also provide administrative assistance in the selection and nomination process. If a vacancy on the Board does occur, the Nominating Committee would consider nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to:
ICON Funds, 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111. During the fiscal year ended September 30, 2005, the Nominating Committee did not meet.


BENEFICAL OWNERSHIP OF SECURITIES

The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all ICON Funds, owned by each Trustee as of [December 31, 2005.]


                                 [TO BE UPDATED]



                                                                   NAME OF TRUSTEE
                                      --------------------------------------------------------------------------
                                                                                                      INTERESTED
                                                           INDEPENDENT TRUSTEES                        TRUSTEE
                                      --------------------------------------------------------------------------
                                       GLEN F.     JOHN C.        GREGORY     R. MICHAEL   JONATHAN     CRAIG T.
NAME OF FUND                           BERGERT   POMEROY, JR.  KELLAM  SCOTT    SENTEL    F. ZESCHIN   CALLAHAN
----------------------------------------------------------------------------------------------------------------
Consumer Discretionary Fund               B            B             A             A           A          B
Energy Fund                               B            A             A             A           A          A
Financial Fund                            C            A             A             A           A          B
Healthcare Fund                           B            A             A             A           A          B
Industrials Fund                          A            A             A             A           A          B
Information Technology Fund               C            A             A             A           A          B
Leisure and Consumer Staples Fund         A            A             A             A           A          A
Materials Fund                            A            A             A             A           A          B
Telecommunications and Utilities Fund     A            A             A             A           A          A
Asia-Pacific Region Fund                  B            A             A             A           A          B
Europe Fund                               B            A             A             A           A          B
International Equity Fund                 A            A             B             A           A          B
All Registered Investment                 E            C             C             C           D          E
Companies Overseen by
Trustee in Family of
Investment Companies



      Dollar Range of Equity Securities

      A= none
      B= $1-$10,000
      C= $10,000-$50,000
      D= $50,000-$100,000
      E= over $100,000

None of the Trustees, other than Mr. Callahan, owned securities of ICON, ICON Distributors, Inc. or their affiliates as of December 31, 2005. As of December 31, 2005, the Trustees and officers of the Trust, as a group, beneficially or of record owned less than 1% of the outstanding shares of any Fund.


TRUSTEE COMPENSATION


Each Independent Trustee receives a retainer and a per meeting fee. ICON Funds currently pays each Independent Trustee a $18,000 per year retainer, a full Board meeting fee of $3,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and out-of-pocket expenses incurred by the Trustees in attending Board meetings. The Independent Chairman of the Audit Committee receives an additional fee of $6,000 per year. Prior to October 1, 2005, each Independent Trustee received a $16,000 per year retainer, a full Board meeting fee of $2,500 per meeting, a Committee meeting fee of $750 per meeting, a fee for special meetings determined on an ad hoc basis, plus travel and other out-of-pocket expenses. Annual Board fees may be reviewed periodically and changed by the Board. Mr. Callahan, as an "interested person" of the Trust, receives no salary or fees from the Funds. The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

The table below includes certain information relating to the compensation of ICON Funds' Trustees for the fiscal year ended September 30, 2005. [TO BE UPDATED]

                               COMPENSATION TABLE


                                      AGGREGATE COMPENSATION FROM ICON FUNDS*
    NAME OF PERSON AND POSITION                   (17 FUNDS TOTAL)
--------------------------------------------------------------------------------
Interested Trustee:

    Craig T. Callahan, Chairman                      $       0

Independent Trustees:

         Glen F. Bergert                             $  22,000

      John C. Pomeroy, Jr.                           $  21,500

      Gregory Kellam Scott                           $  21,500

       R. Michael Sentel                             $  22,000

      Jonathan F. Zeschin                            $  22,000

            TOTAL                                    $ 109,000

* The Trustees are also Trustees of the five other ICON Funds (ICON Bond Fund, ICON Core Equity Fund, ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/Short Fund).

TRUST OFFICERS

The Board elects the Officers of the Trust to supervise actively its day-to-day operations. The Officers of the Trust, all of whom are officers and employees of the Adviser, are responsible for the day-to-day administration of the Trust and the Funds. The Officers of the Trust (other than Ms. Schoffman) receive no direct compensation from the Trust or the Funds for their services as Officers.

The Officers of the Trust, their ages, positions with the Trust, length of time served, and their principal occupations for the last five years appear below. Trust Officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

                              POSITION HELD WITH FUND AND        PRINCIPAL OCCUPATION DURING PAST
NAME AND AGE                  LENGTH OF TIME SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------------
Craig T. Callahan             President of the Trust since its   President (1998 to present), Director
Age: 54                       inception in 1996.                 (1991 to present) and Chief investment
                                                                 Officer (1991 to 2004) of ICON Advisers,
                                                                 Inc.; President (1998 to present),
                                                                 Director (1991 to present) and Vice
                                                                 President (1991 to 1998) of ICON
                                                                 Distributors, Inc.; President (1998 to
                                                                 November 2005), Director (1994 to present)
                                                                 and Secretary/Treasurer (1994 to 1998) of
                                                                 ICON Management & Research Corporation;
                                                                 President and Director (2004 to present)
                                                                 of ICON Insurance Agency, Inc.

Erik L. Jonson                Vice President and Chief           Chief Financial Officer (1996 to
Age: 56                       Financial Officer of the Trust     present) and Executive Vice President
                              since its inception in 1996.       (2004 to present) of ICON Advisers,
                                                                 Inc.; Vice President (1998 to 2004) of
                                                                 ICON Advisers, Inc.; Director, Chief
                                                                 Financial Officer and Secretary (1996 to
                                                                 present) of ICON Management & Research
                                                                 Corporation; Executive Vice President
                                                                 (2004 to present) and Treasurer (1998 to
                                                                 present) of ICON Distributors, Inc.;
                                                                 Secretary (1998 to 2002) of ICON
                                                                 Distributors, Inc.; Vice President (2002
                                                                 to 2004 of ICON Distributors, Inc.;
                                                                 Executive Vice President and Treasurer
                                                                 of ICON Insurance Agency, Inc. (2004 to
                                                                 present).

Donald Salcito                [_______________________]          General Counsel (2005 to present) of ICON
Age: 52                                                          Advisers, Inc ______________.

Carrie M. Schoffman           Assistant Vice President           Chief Compliance Officer (2004 to
Age 32                        (November 2004 to present) and     present) of ICON Advisers, Inc. Formerly
                              Chief Compliance Officer (May      staff accountant (2003 to 2004) U.S.
                              2004 to present) of the Trust.     Securities and Exchange Commission;
                                                                 Experienced Manager/Manager (2001 to
                                                                 2003) and Senior Associate/Associate
                                                                 (1996 to 2001) PricewaterhouseCoopers
                                                                 LLP.

Stephen Abrams                 Anti-Money Laundering             Assistant General Counsel (2005 to present)
Age: [__]                      Officer                           of ICON Advisers, Inc. ______________

The Trustees and Officers may be contacted at the Trust's address: 5299 DTC Blvd. Suite 1200, Greenwood Village, Colorado 80111.

                OTHER PORTFOLIO MANAGER ACCOUNTS AND COMPENSATION

Set forth below is information regarding the individuals identified in the prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers"). All asset information is as of September 30, 2005.


MANAGEMENT OF OTHER ACCOUNTS. The following below shows the number of OTHER accounts managed by each Portfolio Manager and the total assets in the accounts in each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. The are no accounts with performance based fees. The number of other accounts and total assets managed by Mr. Straus manages include (A) no registered investment companies, (B) one pooled investment vehicle with total assets of $3,647,793 and (C) 10,086 other accounts with assets of $1,261,372,852. The number of other accounts and total assets managed by Mr. Rollingson include (A) no registered investment companies (B) two other pooled investment vehicles with assets of $14,485,197 and (C) 10,053 other accounts with assets of $1,054,907,241. The number of other accounts and total assets managed by Mr. Waller includes (A) no registered investment companies (B) no other pooled investment vehicles and (C) 10,087 other accounts with assets of $1,261,372,852. The number of number of other accounts and total assets managed by Mr. Snyder includes (A) no register investment companies (B) no other pooled investment vehicles and (C) 10,050 other accounts with assets of $1,058,852,061.

COMPENSATION. Each Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above which includes:
(1) base salary and (2) a bonus. All forms of compensation for each Portfolio Manager are paid in cash. There are no accounts for which the Adviser receives an advisory fee based on the performance of the account. The investment strategy employed to manage the Funds is the same as that employed to manage the other accounts; and accounts are treated equally when trades are allocated.

The compensation is a fixed salary established by the Adviser's executive committee. The executive committee may also grant a bonus; but, there is no established formula for or expectation of a bonus. Investment performance and the ability to attract assets are among the factors the executive committee considers in establishing the salaries; however, compensation is not based on investment performance or the value of assets held in the Funds' portfolios.

POTENTIAL CONFLICTS OF INTEREST. As reflected above, many of the Portfolio Managers manage accounts in addition to the Funds. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Adviser has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that a Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, their overall compensation.


Because Portfolio Managers manage multiple accounts with similar objectives, and thus frequently purchase and sell the same securities for such accounts, certain allocation issues may arise. In particular, if a Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one Fund or account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Adviser has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. These policies and procedures may include, where consistent with the Adviser's duty to seek best execution on behalf of its clients, aggregation of orders from multiple accounts for execution. Orders will be allocated to the Funds and the various other accounts on a pro rata basis.


                          CERTAIN POLICIES OF THE FUNDS

CODE OF ETHICS

The Trust, the Adviser, and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 (the "Code"). The Code permits personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Funds. The Code requires all access persons as defined in the Code to conduct their personal securities transactions in a manner which does not operate adversely to the interests of the Funds or the Adviser's other clients. The Code requires pre-clearance of personal securities transactions and imposes restrictions and reporting requirements upon such transactions.

PROXY VOTING


The Trust's Board of Trustees (the "Board") has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ICON Funds, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board's continuing oversight.

Policies and Procedures

     The Advisor's proxy voting policies and procedures (the "Guidelines") are designed to maximize shareholder value and protect shareowner interests when voting proxies. [The Advisor's Proxy Oversight Committee (the "Proxy Committee") exercises and documents the Advisor's responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor's Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor's Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.] CONFIRM

     To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. [confirm] ISS's management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

     The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

     - Election of Directors - considering factors such as director qualifications, term of office, age limits.

     - Proxy Contests - considering factors such as voting for nominees in contested elections and reimbursement of expenses.
     - Election of Auditors - considering factors such as independence and reputation of the auditing firm.
     - Proxy Contest Defenses - considering factors such as board structure and cumulative voting.
     - Tender Offer Defenses - considering factors such as poison pills (STOCK PURCHASE RIGHTS PLANS) and fair price provisions.
     - Miscellaneous Governance Issues - considering factors such as confidential voting and equal access.
     - Capital Structure - considering factors such as common stock authorization and stock distributions.
     - Executive and Director Compensation - considering factors such as performance goals and employee stock purchase plans.
     - State of Incorporation - considering factors such as state takeover statutes and voting on reincorporation proposals.
     - Mergers and Corporate Restructuring - considering factors such as spin-offs and asset sales.
     - Mutual Fund Proxy Voting - considering factors such as election of directors and proxy contests.
     - Consumer and Public Safety Issues - considering factors such as social and environmental issues as well as labor issues.

     A full description of each guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

     From time to time, proxy issues may pose a material conflict of interest between the ICON Funds' shareholders and the Advisor, underwriter or any affiliates thereof. Due to the limited nature of the Advisor's activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, or research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

     The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Effective August 31, 2004, information on how the ICON Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2005 will be available (1) without charge, upon request, by calling the Advisor at ___________ (2) on the ICON Funds web site, and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

A copy of the Trust's Proxy Voting Policy Statement and Guidelines relating to the Funds' portfolio securities is attached as Appendix B and includes the process used by the Trust when a vote presents a conflict between the interests of Fund shareholders and those of the Funds' investment adviser and its affiliates. The Trust's Proxy Voting Procedures are attached as Appendix C. Information regarding how the Funds voted proxies related to each Fund's portfolio securities during the 12-month period ended June 30, 2005 is available at www.iconadvisers.com or on the SEC's website at www.sec.gov





PORTFOLIO HOLDINGS DISCLOSURE POLICY


[CONFIRM]
The Trust has adopted a Portfolio Holdings Disclosure Policy to provide shareholder's and others with timely information about the Funds while helping ensure that any disclosure of holdings information is also in the Funds' best interests. Information related to the 10 largest portfolio holdings of each ICON Fund ("Fund") is made available to the general public approximately 5 business days after month-end and is posted to the Trust's website within approximately 15 business days after month-end. The portfolio holdings information will remain available on the website until the holdings for the next month are posted.

A complete list of portfolio holdings for each Fund is made available to the general public on the Trust's website within approximately 15 business days after the end of each calendar quarter and is filed with the SEC as required.

Complete portfolio holdings are provided to the Trust's service providers, which have contracted to provide services to the Trust (including custodian, sub-administrator, and certain others) and which require portfolio holdings information in order to perform those services. These service providers receive Fund holdings information prior to and more frequently than the public disclosure of such information ("non-standard disclosure"). Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the ICON, such as stock quote and performance measurement services, provided that the service is related to the investment advisory or administrative services that ICON provides to the Trust. Non-standard disclosure of portfolio holdings also is provided to third-party ratings agencies. In addition, ICON may occasionally discuss certain portfolio holdings with the media, subject to ICON's internal media policy.

Other non-standard disclosure of portfolio holdings may only be made subject to the following conditions:


     - a written request for non-standard disclosure must be submitted to and approved in writing by either ICON's General Counsel or Chief Compliance Officer, who considers any conflicts of interest between the Funds and ICON that may result from disclosing such information;

     -    The request must relate to an appropriate business purpose; and

     - The holdings information is disclosed pursuant to the terms of a written confidentiality agreement between ICON and the recipient of the holdings information, which requires the recipient to have safeguards in place limiting the use of the information and restricts the recipient from trading based on the information, unless such party is a regulatory or other governmental entity.


The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy. Listed below are the entities that currently receive non-standard disclosure of Fund portfolio holdings information. Neither the Trust, ICON, nor any ICON-affiliated entity receives any compensation or other consideration in connection with such arrangement. There is no assurance that the Trust's policies on holdings information will protect a Fund from the potential misuse of holdings by individuals or firms in possession of that information.


                                               FREQUENCY OF
                ENTITY NAME                    HOLDINGS DISCLOSURE
                -----------                    -------------------
                Lipper, Inc.                   Monthly, approximately 5
                                               business days after month-
                                               end
                Morningstar                    Monthly, approximately 5
                                               business days after month-
                                               end.
                Standard & Poor's              Monthly, approximately 5
                                               business days after month
                                               end.
                Bloomberg                      Monthly, approximately 5
                                               business days after month
                                               end.


              THE INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE
                                   PROVIDERS

INVESTMENT ADVISER


The Trust retains ICON Advisers, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111 to manage each Fund's investments. ICON is a wholly owned subsidiary of ICON Management & Research Corporation ("IM&R"). Dr. Callahan owns the majority of IM&R's shares with ICON's Executive Committee owning a minority interest. Dr. Callahan may be deemed to control ICON due to his ownership of IM&R shares and his position as an officer and director of ICON. As shown in the table above, Mr. Jonson and Mr. Salcito hold positions with ICON, its affiliates, and/or the Funds, and each have a minority interest in IM&R.

ICON retains the right to use the name "ICON" in connection with another investment company or business enterprise with which ICON is or may become associated. The Trust's right to use the name "ICON" automatically ceases ninety days after termination of an Advisory Agreement and may be withdrawn by the ICON on ninety days written notice.

ICON and its predecessor company have been providing investment management services since 1986. In addition to serving as adviser to the Funds, ICON serves as investment adviser to various separate accounts and mutual fund allocation portfolios. ICON's officers include Craig T. Callahan, President; Erik L. Jonson, Executive Vice President, Chief Financial Officer and Treasurer; Donald Salcito, Executive Vice President, General Counsel and Secretary; Stephen C. Holmes, Executive Vice President and Chief Sales and Marketing Officer; Dennis
L. Engel, Executive Vice President and Chief Operating Officer; Stephen Cheek, Vice President of Institutional Products; Bridget M. Richards, Vice President of Marketing; Derek N. Rollingson, Vice President of Investments and Director of Research; Robert Straus, Vice President of Investments and Chief Investment Officer; and J.C. Waller III, Vice President of Investments and Director of Institutional Portfolio Management. The affiliations of Messrs. Callahan and Jonson and Mr. Salcito with the Trust are shown under the "Trustees and Officers" section of this SAI.

AGREEMENTS WITH THE TRUST

INVESTMENT ADVISORY AGREEMENT. The Investment Advisory Agreement ("Advisory Agreement") between ICON and the Trust on behalf of each of the Funds provide that they may be continued from year to year after the initial term either by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

As compensation for its management services, Effective January 31, 2006 each Fund is obligated to pay ICON a management fee computed and accrued daily and paid monthly at an annual rate as follows:

1.00% on the first $500 million
0.950% on the next $250 million
0.925% on the next $750 million
0.900% on the next $3.5 billion
0.875% on assets over $5 billion

Prior to January 31, 2006 each Fund was obligated to pay ICON a management fee computed daily and paid monthly at a annual rate of 1.00% of each funds assets.





The investment advisory fees for the ICON International Equity Fund are calculated based on the Fund's net assets as a whole and are then allocated among the Fund's respective classes based on each class's relative net assets.

The Funds pay all of their expenses not assumed by ICON, including fees and expenses of all members of the Board, compensation of the Trust's custodian, transfer agents and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes; fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses and printing and distribution to existing shareholders; expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Trust also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its Officers and Trustees.


EXPENSE LIMITATION AGREEMENT (ICON INTERNATIONAL EQUITY FUND). Effective May 1, 2005 ICON has contractually entered into an Expense Limitation Agreement related to with the ICON International Equity Fund, pursuant to which it has agreed to reimburse or limit the Fund's fees. In connection with this Agreement and certain U.S. tax requirements, ICON will assume other expenses so that total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the Fund's business) do not exceed the following percentages:



                                   CLASS C        CLASS I        CLASS Z
                                   EXPENSE        EXPENSE        EXPENSE
                 FUND             LIMITATION     LIMITATION     LIMITATION
ICON International Equity Fund       2.55%          1.80%          1.55%



This expense limitation agreement will continue in effect though January 29, 2011. The Fund may, at a later date, reimburse ICON for fees waived and other expenses assumed by ICON during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the existing expense limitation. ICON will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement. Thereafter, the Expense Limitation Agreement will automatically renew for one-year terms unless ICON provides written notice of termination of the Agreement to the Board at least 30 days prior to the end of the then-current term. In addition, the Expense Limitation Agreement will terminate upon the termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon 90 days' prior written notice to ICON.

MANAGEMENT FEES. For the September 30 fiscal years end for 2005, 2004 and 2003, the management fees paid by each Fund were as follows:



              FUND                                      MANAGEMENT FEE
              ----                                      --------------
                                              2005            2004           2003
                                              ----            ----           ----
ICON Consumer Discretionary Fund                         $   1,784,984   $   1,187,927
ICON Energy Fund                                         $   1,282,770   $     748,361
ICON Financial Fund                                      $   1,625,653   $   1,310,268
ICON Healthcare Fund                                     $   2,454,126   $   1,200,639
ICON Industrials Fund                                    $   1,801,490   $     703,766
ICON Information Technology Fund                         $   2,828,350   $   1,902,446
ICON Leisure and Consumer Staples Fund                   $   1,048,013   $     809,237
ICON Materials Fund                                      $     686,842   $     405,496
ICON Telecommunication & Utilities Fund                  $     543,803   $     532,023
ICON Asia-Pacific Region Fund                            $     150,167   $      66,809
ICON Europe Fund                                         $      72,495   $      67,723
ICON International Equity Fund                           $     114,455   $      85,690

ADMINISTRATIVE SERVICES

Under a separate written agreement, ICON (as "Administrator") provides day-to-day administrative services to the Trust including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, and preparing the Funds' financial statements. ICON receives a fee from the Trust for these services that is calculated at an average annual rate of 0.05% on the first $1.5 billion of assets, and 0.045% on assets above $1.5 billion. Prior to September 1, 2003, ICON received a fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million. ICON also provides the Trust with office space, facilities and business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. ICON compensates all personnel, Officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

Below is a table which shows the administration fees paid by the Trust for the last three fiscal years.


                                                   ADMINISTRATIVE
                     FISCAL YEAR ENDED                  FEES
                          9/30/05
                          9/30/04                  $       844,564
                          9/30/03                  $       479,800



During fiscal year 2005, ICON entered into a sub-administration agreement with US Bancorp Mutual Fund Services to pay a sub-administration fee of 0.02% on the first $1.5 billion of assets and 0.015% on assets above $1.5 billion, subject to a minimum annual fee of $140,000. For the fiscal year ended September 30, 2004, and 2005 ICON paid US Bancorp sub-administration fees of $290,937, and $______, respectively.

Effective April 1, 2005, ICON entered into a sub-administration agreement with BISYS Fund Services, Ohio Inc. ("BISYS") to serve as sub-administrator to the Trust. For its services, ICON pays BISYS at an annual rate of 0.0250% on the first $1.75 billion of the assets for all ICON Funds and 0.0150% on such assets thereafter. For the fiscal year ended September 30, 2005, ICON paid BISYS sub-administration fees of $__________.

FUND ACCOUNTING AND FINANCIAL ADMINISTRATION SERVICES AGENT

BISYS also serves as Fund Accounting and Financial Administrative Services Agent for the Trust. For its services, the Trust pays BISYS 0.0300% on the first $1.75 billion of all ICON Fund Assets, 0.0175% on such assets between $1.75 billion and $5 billion and 0.0100% on such assets in excess of $5 billion. For the fiscal year ended September 30, ICON paid BISYS Fund Accounting and Financial administrative Services fees of $__________.

DISTRIBUTOR




ICON Distributors, Inc., 5299 DTC Boulevard, Suite 1200, Greenwood Village, Colorado 80111, an affiliate of the Adviser, serves as the Funds' distributor on a best efforts basis. Shares of the Funds are offered on a continuous basis.

Shares of all Funds, other than the International Equity Fund, are no-load and do not charge a Rule 12b-1 fee. The Trust has adopted a plan of distribution pursuant to Rule 12b-1 of the 1940 Act (the "12b-1 Plan") for two of the classes of the International Equity Funds - Class C and Class I. Pursuant to the 12b-1 Plan, the International Equity Fund pays for distribution and related services at an annual rate that may not exceed 1.00% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class I shares of the Fund. The Class Z shares do not charge a 12b-1 fee and are only offered to institutional investors. The 12b-1 fees may be used to pay directly, or to reimburse IDI for paying, expenses in connection with the distribution of the International Equity Fund's shares and related activities including: providing payments to any financial intermediary for shareholder support, administrative, and accounting services; compensation of sales personnel, brokers, financial planners or others for their assistance with respect to the distribution of the Fund's shares; preparation, printing and mailing of prospectuses, reports to shareholders and prospective investors (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional materials to prospective investors; direct mail solicitations; advertising; public relations; and such other expenses as may be approved from time to time by the Board and as may be permitted by applicable statute, rule or regulation. The 12b-1 Plan adopted by the Trust compensates the Distributor regardless of expenses incurred by IDI.




The Board reviews expenditures made by the Distributor related to distribution of the ICON International Equity Fund's Class C and Class I shares on a quarterly basis.


Class C and Class I shares of the ICON International Equity Fund became subject to the 12b-1 Plan effective January 29, 2004. During the fiscal year ended September 30, 2005, the Distributor was compensated in conjunction with the sale and distribution of the Funds' Class C and Class I shares as follows:



                                                          12b-1 FEES FOR
                                                        FISCAL YEAR ENDED
         FUND                                                9/30/05
         ICON International Equity Fund - Class C
         ICON International Equity Fund - Class I



The payments to third parties for distribution and shareholder support services indirectly included payments to Charles Schwab & Co., Inc., and Investment

Manager's Services ("IMS") which, to the knowledge of the Trust, were the record owner of 5% or more of the outstanding shares of one or more of the Funds at the time such payments were made.

The benefits that the Board believes are reasonably likely to flow to the ICON International Equity Fund and its shareholders under the 12b-1 Plan include, but are not limited to: (1) enhanced marketing effort which, if successful, may result in an increase in net assets through the sale of additional shares; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds; and (4) increased Fund assets which may result in reducing each shareholder's share of certain expenses through economies of scale such as allocating fixed expenses over a larger asset base.

Payments made by a particular Fund class under the 12b-1 Plan may not be used to finance the distribution of the other share classes. In the event an expenditure may benefit all Fund classes, it is allocated among the Fund classes on an equitable basis pursuant to written policies and procedures.


The 12b-1 Plan is subject to annual approval by the Board, by such vote cast in person at a meeting called for the purpose of voting on the 12b-1 Plan. The 12b-1 Plan for the ICON International Equity Fund was approved by the Board, including all the independent Trustees, on August 9, 2005 for a one-year period ending September 30, 2006. As to each class of the Fund's shares, the 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees of the Board and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements entered into in connection with the 12b-1 Plan or by vote of the holders of a majority of such class of shares.


CUSTODIAN


Effective April 18, 2005, Brown Brothers Harriman ("Brown Brothers"), serves as Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.


TRANSFER AGENT


Boston Financial Services, Inc., Post Office Box 55452, Boston, MA 02205-8165, acts as the Funds' transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholder inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND COUNSEL

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, has been selected as independent registered public accounting firm for the Trust. The independent accountants are responsible for auditing the financial statements of each Fund and meeting with the Audit Committee. Charles W. Lutter, Jr., 103 Canyon Oaks, San Antonio, Texas 78232, is counsel to the Trust and independent legal counsel to the Independent Trustees.

                        PURCHASE AND REDEMPTION OF SHARES


There is no sales charge on the purchase of Fund shares. Shares may be purchased by contacting the Transfer Agent at 1-800-764-0442 or by completing the application enclosed with the prospectuses. Shares of any Fund may be purchased at the net asset value per share next determined after receipt of the purchase order. Investors may invest in Class C and Class I shares of the International Equity Fund in any amount as often as they wish subject to the minimum investment and eligibility requirements of each class and subject to the restrictions on excessive trading discussed below.


The minimum investment in any one Fund is $1,000 for the no-load Funds and the Class C and Class I shares of the International Equity Fund. See discussion below for eligibility requirements for Class Z shares of the International Equity Fund. Subject to the minimum investment amount, shares may also be purchased by exchange.

The ICON International Equity Fund offers three classes of shares: Class C, Class I and Class Z. The public offering price for Class C, Class I, and Class Z shares is the net asset value per share of that Class. When purchasing Fund shares, you must specify which Class is being purchased. Class C shares have a 1.00% 12b-1 fee, Class I shares have a 0.25% 12b-1 fee and Class Z shares do not have a 12b-1 fee.

Shares of the Fund may be purchased by clients of certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, "Agents"). These Agents may receive different levels of compensation from IDI for selling different classes of ICON International Equity Fund shares. ICON may pay additional compensation to Agents and may provide additional promotional incentives to Agents that sell shares of the Funds. Agents may impose certain conditions on their clients which are different from those described in the Trust's prospectuses and SAI's, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your broker or financial adviser in this regard.

The Funds have authorized one or more Agents to accept purchase orders and redemptions on the Funds' behalf if the order is received in proper form by the Agent by the close of regular trading on the floor of the New York Stock Exchange (currently 4:00 p.m. Eastern time on a business day and in accordance with the Investment Company Act of 1940. The Funds will be deemed to have received a purchase or redemption order when an authorized Agent accepts the order. A purchase order will be priced at the respective Fund's net asset value next calculated after the order has been accepted by an authorized broker.

INSTITUTIONAL CLASS OF SHARES

Class Z shares of the International Equity Fund are offered only to institutional investors and can be only purchased by:

     -  A bank, trust company or other type of depository institutions;

     - An insurance company, investment company, endowment or foundation purchasing shares for its own account;
     -  A 401(k), 403(b) or 457(b) plan or the custodian for such a plan;

     - Other qualified or non-qualified employee benefit plans, including pension, profit-sharing, health and welfare, or other employee benefit plans that meet the following definition of an "Eligible Benefit Plan":

"Eligible Benefit Plans" are qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the ICON Family of Funds exceeds $1,000,000.

The Fund reserves the right to change the criteria for investors eligible for Class Z shares.

GRANDFATHERED SHAREHOLDERS


ICON International Equity Fund (formerly ICON North Europe Region Fund) shareholders as of January 29, 2005 are grandfathered into Class Z shares of the Fund as follows:

     - Shareholders that have continuously maintained a Fund account as of January 29, 2005;
     - Any person or entity listed in the account registration for any Fund account that has been continuously maintained since January 29, 2005, such as joint owners, trustees, custodians, and designated beneficiaries; and


The Trust reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Trust. The Trust reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

REDEMPTIONS OTHER THAN IN CASH

It is possible that, in the future, conditions may exist which would, in ICON's opinion, make it undesirable for the Funds to pay for redeemed shares in cash. In such cases, ICON may authorize payment to be made in portfolio securities or other property of the Funds. However, the Trust is obligated under the 1940 Act to redeem for cash all shares of the Funds presented for redemption by any one shareholder having a value up to $250,000 (or 1% of a Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by ICON based on what is in the best interests of the Funds and its shareholders, and are valued at the value assigned to them in computing the respective Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

Other procedures for purchasing, selling (redeeming) and exchanging shares of the Funds are described in the prospectuses.




                  PORTFOLIO TRANSACTIONS - BROKERAGE ALLOCATION

SALE OF FUND SHARES AS FACTOR IN EXECUTING PORTFOLIO TRANSACTIONS

ICON does not consider sale of Fund shares as a factor in the selection of broker/dealers to execute portfolio transactions. ICON does not compensate broker/dealers for any promotion or sale of Fund shares by directing to a broker/dealer Fund portfolio securities transactions or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from a Fund's portfolio transactions effected through another broker/dealer (i.e. by using "step-outs"), including a government securities broker, municipal securities dealer or a government securities dealer. In addition ICON does not enter into any agreement (whether oral or written) or other understanding where ICON directs, or is expected to direct, portfolio securities transactions or any remuneration to a broker/dealer in consideration for the promotion or sale of Fund shares. Notwithstanding the foregoing, ICON may direct portfolio transaction to a broker/dealer that promotes or sells Fund shares if the person(s) responsible for selecting brokers/dealers to effect the Funds' portfolio securities transactions does not consider or take into account information about the broker/dealers' promotion or sale of Fund shares and is not provided data or other information about such promotion or sales.

BEST EXECUTION

It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The Board reviews Fund portfolio transactions on a regular basis. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.


Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Adviser to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

SOFT DOLLAR TRANSACTIONS


Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

The types of research products and provided include, without limitation:


-   Portfolio management and trading software
-   stock quote systems
-   financial information databases
-   reports of issuer regulatory filings
-   performance measurement systems
-   trading measurement services
-   data feeds from stock exchanges
-   software programs


Some of the research products or services received by ICON may have both a research function and a non-research administrative function (a "mixed use"). If ICON determines that any research product or service has a mixed use, ICON will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that ICON determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by ICON in hard dollars. Any such allocation may create a conflict of interest for ICON.

ICON generally considers the execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. The amount of brokerage given to a particular brokerage firm is not made pursuant to any agreement or commitment with any of the selected firms that would bind ICON to compensate the selected brokerage firm for research provided.

ICON may receive a benefit from the research products or services that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to ICON in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.


As described in greater detail below, a portion of the total commissions paid by the Funds for portfolio transactions during the fiscal year ended September 30, 2005 was paid to brokers that provided research products or services to ICON, and it is expected that ICON will continue to place portfolio transactions with firms that provide such products or services.

TRADE ALLOCATION

A Fund and one or more of the other Funds or clients to which ICON serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.

BROKERAGE COMMISSIONS

Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by ICON, subject to the general supervision of the Board.


The Funds purchase portfolio securities from broker-dealers in both principal and agency transactions. When a dealer sells a security on a principal basis it is compensated by the "markup" it includes in the price of the security. Listed securities are generally traded on an agency basis and the broker receives a commission for acting as agent. Nasdaq traded securities are also increasingly being traded on an agency basis. The following table lists the total amount of brokerage commissions paid on agency transactions for the fiscal years ended September 30, 2005, 2004 and 2003.




                    BROKERAGE COMMISSIONS ON AGENCY TRANSACTIONS
             FUND                           2005            2004            2003
                                            ----            ----            ----
ICON Consumer Discretionary                             $     556,614   $     570,074

ICON Energy                                             $     262,195   $     204,190

ICON Financial                                          $     447,576   $     528,517

ICON Healthcare                                         $     296,155   $     273,323

ICON Industrials                                        $     295,238   $     307,526

ICON Information Technology                             $   1,829,658   $   1,165,910

ICON Leisure and Consumer Staples                       $     461,086   $     406,456

ICON Materials                                          $     300,337   $     297,167

ICON Telecommunication & Utilities                      $     199,039   $     307,525

ICON Asia-Pacific Region                                $      34,434   $      18,012

ICON Europe                                             $      14,336   $      16,101

ICON International Equity                               $      34,717   $      17,708



The aggregate amount of transactions during the fiscal year ended September 30, 2005 in securities effected on an agency basis through a broker for research products and services, and the commissions related to such transactions, were as follows:
                                 [TO BE UPDATED]



                                                                       COMMISSIONS PAID ON
FUND                                       TOTAL AGENCY TRANSACTIONS      TRANSACTIONS
ICON Consumer Discretionary Fund                $  106,107,719             $   111,060
ICON Energy Fund                                $   40,360,902             $    30,028
ICON Financial Fund                             $  171,542,872             $   148,808
ICON Healthcare Fund                            $  116,452,787             $   102,520
ICON Industrials Fund                           $   45,667,716             $    35,438
ICON Information Technology Fund                $  260,132,964             $   334,092
ICON Leisure and Consumer Staples Fund          $   55,741,731             $    60,215
ICON Materials Fund                             $   21,429,118             $    27,956
ICON Telecommunication & Utilities Fund         $   18,508,395             $    30,629
ICON Asia-Pacific Region Fund                   $            0             $         0
ICON Europe Fund                                $            0             $         0
ICON International Equity Fund                  $            0             $         0


During the last three years no officer, director or affiliated person of the Trust or ICON traded with a Fund or received any commission arising out of such portfolio transactions.


During the fiscal year ended September 30, 2005, certain of the Funds held securities of their regular brokers or dealers as follows:



             FUND                          BROKER            VALUE AS OF 9/30/05
             ----                          ------            -------------------
             ICON Financial Fund     AG Edwards                                $
                                     Goldman Sachs Group.                      $
                                     Morgan Stanley                            $


                                  CAPITAL STOCK

The Trustees have exclusive power, without the requirement of shareholder approval, to issue series of shares without par value, each series representing interests in a separate portfolio, or divide the shares of any portfolio into classes, each class having such different dividend, liquidation, voting and other rights as the Trustees may determine, and may establish and designate the specific classes of shares of each portfolio. Before establishing a new class of shares in an existing portfolio, the Trustees must determine that the establishment and designation of separate classes would not adversely affect the rights of the holders of the initial or previously established and designated class or classes.


The following sets forth as of December 31, 2005 the share ownership of those shareholders who owned of record 5% or more of a Fund or a class of a Fund's issued and outstanding shares:



 NAME AND ADDRESS OF RECORD                                                   PERCENTAGE OF
           OWNER                                 FUND NAME                   THE FUND OWNED
Charles Schwab & Co. Inc.
101 Montgomery St.
San Francisco, CA 94104-4122
                                 ICON Energy Fund
                                 ICON Financial Fund
                                 ICON Healthcare Fund
                                 ICON Information Technology Fund
                                 ICON Leisure and Consumer Staples Fund
                                 ICON Materials Fund
                                 ICON Telecommunication & Utilities Fund
                                 ICON Asia-Pacific Region Fund
                                 ICON Europe Fund
                                 ICON International Equity Fund - Class I

IMS & CO
PO Box 3865
Englewood, CO 80155-3865
                                 ICON Consumer Discretionary Fund
                                 ICON Financial Fund
                                 ICON Healthcare Fund
                                 ICON Industrials Fund
                                 ICON Information Technology Fund
                                 ICON Leisure and Consumer Staples Fund
                                 ICON Materials Fund
                                 ICON Telecommunication & Utilities Fund
                                 ICON Asia-Pacific Region Fund
                                 ICON Europe Fund
                                 ICON International Equity Fund - Class I
                                 ICON International Equity Fund - Class Z

 NAME AND ADDRESS OF RECORD                                                   PERCENTAGE OF
           OWNER                                 FUND NAME                   THE FUND OWNED
National Investor Services
55 Water Street Floor 32
New York, NY 10041-0028

                                 ICON Energy Fund

Turtle & Co.
C/O State Street Bank & Trust
P.O. Box 9427
Boston, MA 02209-9427
                                 ICON Asia-Pacific Region Fund
                                 ICON Europe Fund
                                 ICON International Equity Fund - Class Z

UMB Bank NA Trustee
1231 Fleetwood Rd
Rydal, PA 19046-1807
                                 ICON International Equity Fund - Class C

McDonald Investments Inc.
4900 Tiedeman Road
Brooklyn, OH 44144-2338
                                 ICON International Equity Fund - Class C



These broker-dealers and/or trust company custodians hold the shares for the benefit of their customers. The Trust is not aware of any other person who beneficially owns more than 5% of the outstanding shares of any of the Funds as of December 31, 2005.


IMS and Charles Schwab & Co., Inc. hold Fund shares for the benefit of ICON's clients, among others. These ICON clients are invested in the Funds through ICON's mutual fund allocation programs ("MFAPs"). As a result, ICON may be considered a control person of each of the Funds. ICON has been granted discretion to vote proxies by the majority of its MFAP clients. The voting of any proxies related to the Funds' shares is governed by the conflict of interest provisions in the attached Proxy Voting Policy Statement and Guidelines.

Each full share of the Trust has one vote and fractional shares have proportional fractional votes. Shares of the Funds are generally voted in the aggregate except where voting by each Fund and/or class is required by law. The Trust is not required to hold regular annual meetings of shareholders and does not intend to do so. The Board will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Trustees may be removed by actions of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the

Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of Trustees will not be able to elect any person or persons to the Board.

                                PRICING OF SHARES

The Trust calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4 p.m. EST) (the "Valuation Time") on each day the Exchange is open for trading, except that securities traded primarily on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.. The Exchange is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities may trade in their local markets on days a Fund is closed. Those transactions and changes in the value of the Funds' foreign securities holdings on such days may affect the value of the Funds' shares on days when shareholders will not be able to purchase, exchange or redeem shares.

The net asset value per share of Fund, or each class of Fund in the case of the ICON International Equity Fund, is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Fund or class, less the Fund's liabilities (including accrued expenses) attributable to that Fund or class, by the number of outstanding shares of that Fund or class. Expenses and fees, including the advisory fees and fees pursuant to the 12b-1 Plan are accrued daily and taken into account for the purpose of determining the net asset value of each Fund or class of Fund. Because of the differences in the operating expenses incurred by each class of the ICON International Equity Fund, the per share net asset value of each class will differ.

DOMESTIC EQUITIES. A security listed or traded on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded at the Valuation Time except that securities primarily traded on the NASDAQ Stock Market ("NASDAQ") are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day. Lacking any sales on that day, the security is valued at the current closing bid price. If there are no sales and no published bid quotations for a security on the valuation date, or the security is not traded on an exchange, the pricing service may obtain bid prices directly from broker/dealers.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges in countries in the Western Hemisphere (Canada, Mexico, Central and Latin America) ordinarily are valued at the last quoted sale price available from the principal exchange where the security is traded before the Valuation Time. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to certain Latin American countries, prices may not be available in a timely manner. Such prices will be obtained from a Board-authorized pricing service which will be reflective of current day trading activity, and will be secured at a consistent time each day.


Foreign securities traded in countries outside of the Western Hemisphere are ordinarily fair valued daily by utilizing quotations of an independent pricing service, unless ICON determines that the use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time a Fund calculates its net asset value. Daily fair value of these securities is used to avoid stale prices and to take into account, among other things, any significant events occurring after the close of a foreign market in these regions. Foreign securities not traded on foreign exchanges, including 144As, are valued on the basis of the average of at least two market maker quotes and/or the portal system. Currency rates as of the close of the NYSE are used to determine exchange rates to convert currencies to U.S. dollars.


DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Trustees. If a pricing service is not able to provide a price for a debt security, the value is determined as follows:
(a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest ask obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the ask quotation, provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE. Securities for which quotations are not readily available, or other assets, are valued at fair value as determined in good faith by the Board or pursuant to procedures approved by the Board.

PRICING SERVICES. The Board periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

OPTIONS. Option contracts are valued at their closing mid-price; mid-price is the average of the sum of the closing bid and closing ask prices.




                                   TAX STATUS

TAXATION OF THE FUNDS IN GENERAL

Each Fund is treated as a separate corporation for federal income tax purposes, has elected to be, and intends to continue to qualify for treatment as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not be subject to federal income tax on its ordinary income and net realized capital gains it distributes to its shareholders, provided that the Fund distributes at least 90% of its net investment income, net short-term capital gain, and net gains from certain foreign currency transactions for the taxable year. The Funds intend to distribute substantially all of such income.

To qualify as a regulated investment company, each Fund must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"), and (2) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

If a Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits, which dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of that year plus (3) any undistributed income (not taxable to the Fund) from the preceding calendar year. Each Fund intends to make distributions necessary to avoid imposition of this excise tax.

The Funds intend to accrue dividend income for federal income tax purposes in accordance with Code rules applicable to regulated investment companies. These rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into income by a Fund.

TAXATION OF THE FUNDS' INVESTMENTS

A Fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in its income for purposes of the 90% test, the distribution requirements described above, and provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such provisions and requirements generally apply to investments in certain options, futures, forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Some futures, foreign currency contracts and "nonequity" options (I.E., certain listed options, such as those on a "broad-based" securities index) in which a Fund may invest will be subject to section 1256 of the Code ("section 1256 contracts"). Any section 1256 contracts a Fund holds at the end of its taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section

1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a Fund must distribute to satisfy the distribution requirements described above (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.


If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any Fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


TAXATION OF SHAREHOLDERS

Dividends a Fund pays that are derived from taxable investments, together with distributions from net realized short-term capital gains and all or a portion of any gains realized from the disposition of certain market discount bonds (collectively "dividends"), are taxable to its shareholders as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in Fund shares. Distributions from a Fund's net capital gain for a taxable year (designated as such in a written notice mailed by the Fund to its shareholders after the close of that year) ("capital gain distribution") are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether those distributions are received in cash or reinvested in additional Fund shares. Dividends and other distributions also may be subject to state and local taxes.

Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends and other distributions declared by a Fund in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the distributions during the following January. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been a shareholder and whether you reinvest your distributions or receive them in cash.

All distributions of net investment income from the Funds, such as dividends and interest on investments, are taxable to you as ordinary income. Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, certain ordinary income distributions made to you may be from qualified dividend income and may qualify for a lower tax rate. The Funds' distributions of net long-term capital gains are taxable to you at the rates applicable to those gains. The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduces the rate applicable to long-term capital gains realized after May 5, 2003. All distributions of net short-term capital gains are taxable to you as ordinary income and included in your dividends.

Distributions by a Fund will reduce the net asset value of its shares. If a distribution reduces the value of a shareholder's shares below their cost basis, the distribution nevertheless will be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of the shares purchased at that time will include the amount of the forthcoming distribution. Those investors purchasing a Fund's shares just prior to a distribution thus may receive a return of capital upon a distribution that will nevertheless be taxable to them.

A redemption of shares (including any exchange into another Fund) is a taxable event, and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund redeems or exchanges shares of the Fund before he has held them for more than six months, any loss on the redemption or exchange will be treated as long-term capital loss to the extent of any capital gain distribution(s) received on the shares.

A Fund may be required to withhold federal income tax at the rate of 29% in 2005 (28% in 2006 - 2010) (1) on all taxable distributions and gross proceeds from the redemption of Fund shares payable to shareholders who fail to provide the Fund with correct taxpayer identification number or to make required certifications, or (2) on all taxable distributions where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that the shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.


OTHER TAX CONSIDERATIONS


Distributions to a shareholder may be subject to state, local and non-U.S. taxes, depending on the shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by a Fund to the extent such distributions are derived from interest on direct obligations of the U.S. Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for federal income tax purposes ("PFIC"), and the Fund does not elect to treat the PFIC as a "qualified electing fund" within the meaning of the Code or to "mark-to market" the marketable stake of any PFPC, the Fund will be subject to federal income tax on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of those shares, even if it distributes that income as a taxable dividend to its shareholders. The Fund may also be subject to an interest charge with respect to deferred taxes arising from those distributions or gains. Any such tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If a Fund owns shares in a PFIC and does elect to treat the PFIC as a "qualified electing fund" the Fund will be required to include in its income each taxable year a portion of the ordinary income and net capital gain of the PFIC, even if this income and gains are not distributed to the Fund. This income and gains would be subject to the distribution requirements described above even if the Fund did not receive any distribution from the PFIC.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a Fund derives with respect to its business of investing in stock, securities or foreign currencies, will be treated as qualifying income under the 90% test.

Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Requirements related to a Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options and forward contracts.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) except in certain circumstances, from options and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (E.G., swaps, caps, floors and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (4) that are attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest, dividends, or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities are generally treated as ordinary income or ordinary loss. These gains and losses, referred to under the Code as "section 988" gains or losses, will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to distribute dividends, and any distributions made during that year before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


Income a Fund receives and gains it realizes from sources within foreign countries and U.S. possessions may be subject to withholding and other taxes imposed by them (collectively, "foreign taxes"). Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it. A Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


                             ADDITIONAL INFORMATION



TRUST SHARES

The assets received by the Trust from the issue or sale of shares of each of the Funds, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to such Fund. They constitute the underlying assets of each Fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to such Fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular Fund, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions, out of the income belonging to that Fund, as are declared by the Board. Upon liquidation of the Trust, shareholders of each Fund are entitled to share pro rata in the net assets belonging to the Fund available for distribution.

Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. In addition, after the Trustees were initially elected by the shareholders, the Trustees became a self-perpetuating body. Thus, there will ordinarily be no shareholder meetings unless otherwise required by the Investment Company Act of 1940.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). On matters affecting any individual Fund, a separate vote of that Fund would be required. Shareholders of any Fund are not entitled to vote on any matter which does not affect their Fund but which requires a separate vote of another Fund.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights. Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. All shares when so issued in accordance with the terms of the Master Trust Agreement, the prospectuses, and this Statement of Additional Information shall be fully paid and non-assessable.

REGISTRATION STATEMENT

A Registration Statement (Form N-1A) under the 1933 Act has been filed with the Securities and Exchange Commission, Washington, D.C., with respect to the securities to which this Statement of Additional Information relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

                                   APPENDIX A

RATINGS OF CORPORATE BONDS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch IBCA, Duff & Phelps ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Thompson Bankwatch, Inc. ("TBW").

     Guidelines for Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"), ratings are described below. For corporate bonds, a security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

     The four highest ratings of Moody's and S&P for corporate bonds are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. The characteristics of these debt obligations rated by Moody's are generally as follows:

     Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifiers 1, 2 and 3 to the Aa rating classification. The modifier 1 indicates a ranking for the security in the higher end of this rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of this rating category.

     A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

STANDARD & POOR'S. The characteristics of these debt obligations rated by S&P are generally as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

     BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, and economic conditions will likely impair capacity or willingness to pay interest and repay principal.

RATINGS OF PREFERRED STOCK

MOODY'S. The characteristics of these securities rated by Moody's are generally as follows:

     "aaa" -- An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     "aa" -- An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     "a" -- An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     "baa" -- An issue that is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     "ba" -- An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     "b" -- An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S. The characteristics of these securities rated by S&P are generally as follows:

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

     BB, B -- Preferred stocks rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     PLUS (+) OR MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

RATINGS OF COMMERCIAL PAPER

     The same nationally recognized statistical rating organizations (NRSROs) are used for commercial paper as for corporate bonds: Fitch, Moody's, S&P, and TBW. The ratings that would constitute the highest short-term rating category are F-1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and TBW-1 (TBW).

     Description of Moody's commercial paper ratings. Among the factors considered by Moody's in assigning commercial paper ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating of one of three classifications; P-1 (Highest Quality), P-2 (Higher Quality) or P-3 (High Quality).

     Description of S&P's commercial paper ratings. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The "A" categories are as follows:

     A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

     A-1 -- This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

     A-2 -- Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


     A-3 -- Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C. OTHER INFORMATION

ITEM 23. EXHIBITS

(A) (1) Master Trust Agreement dated September 19, 1996, is incorporated by reference from Registrant's Initial Registration Statement on Form N-1A filed with the Commission on October 28, 1996 (the "Initial Registration Statement").

     (2) Amendment No. 1 to Master Trust Agreement dated October 24, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (3) Amendment No. 2 to the Master Trust Agreement dated December 18, 1996 is incorporated by reference from Pre-effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed with the Commission on December 19, 1996 ("Pre-effective Amendment").

     (4) Amendment No. 3 to the Master Trust Agreement dated February 18, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (5) Amendment No. 4 to the Master Trust Agreement dated June 28, 2000 is incorporated by reference from Post-Effective Amendment No. 8 to Registrant's Registration Statement filed September 25, 2000.

     (6) Amendment No. 5 to the Master Trust Agreement dated August 16, 2000 is incorporated by reference from Post-Effective Amendment No. 9 to Registrant's Registration Statement filed November 30, 2000.

     (7) Amendment No. 6 to the Master Trust Agreement dated February 13, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (8) Amendment No. 7 to the Master Trust Agreement dated August 1, 2001 is incorporated by reference from Post-Effective Amendment No. 11 to Registrant's Registration Statement filed November 30, 2001.

     (9) Amendment No. 8 to the Master Trust Agreement dated May 14, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (10) Amendment No. 9 to the Master Trust Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (11) Amendment No. 10 to the Master Trust Agreement dated November 14, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

     (12) Amendment No. 11 to the Master Trust Agreement dated November 1, 2004 is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

(B) By-Laws dated October 9, 1996, are incorporated by reference from Registrant's Initial Registration Statement.

(C) Relevant parts, including Article V of the Master Trust Agreement dated September 19, 1996 are incorporated by reference from Registrant's Initial Registration Statement. Other instruments defining rights of security holders - Not applicable.

(D) (1) Advisory Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

     (2) Investment Advisory Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (3) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 15 to Registrant's Registration Statement filed November 27, 2002.

     (4) Amendment dated January 1, 2004 to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (5) Amendment dated January 1, 2004 to Investment Advisory Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (6) Amendment to Advisory Fee Schedule to Advisory Agreement dated October 9, 1996 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (7) Amendment to Advisory Fee Schedule to Investment Advisory agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (8) Amendment dated January 29, 2005 to Advisory Fee Schedule to Investment Advisory Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (9) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is filed herewith as exhibit D(8).

(E) Distribution Agreement between Registrant, Meridian Investment Management Corporation, and Meridian Clearing Corporation (now known as ICON Distributors, Inc.) dated December 1, 1999 is incorporated by reference from Post-Effective amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

     (1) Amendment to Schedule A dated July 9, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (2) Amendment to Schedule A dated September 1, 2002 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (3) Amendment dated January 1, 2004 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (4) Amendment to Schedule A dated January 29, 2004 to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (5) Amendment dated January 29, 2005 to Schedule A to the Distribution Agreement for the ICON Funds is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

(F)  Bonus or profit sharing contracts - Not applicable

(G) (1) Custodian Agreement between Registrant and Firstar Trust Company (now known as US Bank, N.A.) dated October 9, 1996, including Global Custody arrangement with Chase Manhattan Bank effective October 9, 1996 are incorporated by reference from Registrant's Initial Registration Statement.

     (2) Amendment to Custodian Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (3) Amendment to Custodian Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (4) Amendment to Custodian Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (5) Amendment to Custodian Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (6) May 2, 2001 Amendment to Global Custody Agreement with J.P. Morgan Chase is incorporated by reference from Post-Effective Amendment No.12 to Registrant's Registration Statement filed January 29, 2002.

     (7) Amendment to Custodian Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

     (8) Amendment dated January 29, 2005 to Custodian Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (9) Custodian Agreement between Registrant and Brown Brothers Harriman & Company dated April 6, 2005 is filed herewith as Exhibit (G)(9).

     (10) Special Custody Account Agreement between Registrant, Brown Brothers Harriman & Company, and Jefferies & Company, Inc. dated April 25, 2005 is filed herewith as Exhibit (G)(10).

(H) (1) Administrative Services Agreement between Registrant and Meridian Investment Management Corporation (now known as ICON Advisers, Inc.) dated March 1, 1999 is incorporated by reference from Post-Effective Amendment No. 7 to Registrant's Registration Statement filed January 20, 2000.

          (a) First Amendment to Administrative Services Agreement dated September 1, 2003 is incorporated by reference from Post Effective Amendment No. 17 to Registrant's Registration Statement filed on November 26, 2003.

          (b) Second Amendment to Administrative Services Agreement dated January 1, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (c) Amendment to the Administrative Services Agreement fee schedule is filed herewith as Exhibit H(1)(c).

     (2) Sub-Administration Agreement between ICON and BISYS Fund Services Ohio, Inc. dated April 1, 2005 filed herewith as Exhibit (H)(2).

     (3) Transfer Agent Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Transfer Agent Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Transfer Agent Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Transfer Agent Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Transfer Agent Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (e) Addendum to Transfer Agent Agreement dated July 24, 2002 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (f) Amendment to Transfer Agent Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (g) Amendment dated January 29, 2005 to Transfer Agent Agreement is incorporated by reference from Post-effective Amendment No. 20 to the Registrant's Registration Statement filed January 27, 2005.

     (4) Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. dated April 22, 2005 is filed herewith as Exhibit (H)(4).

     (5) Fund Accounting Servicing Agreement between Registrant and Firstar Trust Company (now known as U.S. Bancorp Fund Services LLC) dated October 9, 1996 is incorporated by reference from Registrant's Initial Registration Statement.

          (a) Amendment to Fund Accounting Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fund Accounting Servicing Agreement dated January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fund Accounting Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Fund Accounting Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (e) Amendment to Fund Accounting Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (f) Amendment dated January 29, 2005 to Fund Accounting Servicing Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (6) Fund Accounting and Financial Administration Services Agreement between the Registrant and BISYS Fund Services, Ohio Inc. dated April 1, 2005 filed herewith as Exhibit (H)(6)

     (7) Fulfillment Servicing Agreement between Registrant and Firstar Mutual Fund Services LLC (now known as U.S. Bancorp Fund Services LLC) dated November 10, 1998 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) Amendment to Fulfillment Servicing Agreement dated January 4, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (b) Amendment to Fulfillment Servicing Agreement dated February 7, 2001 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (c) Amendment to Fulfillment Servicing Agreement January 1, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (d) Amendment to Schedule A to Fulfillment Servicing Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (e) Amendment to Schedule A to Fulfillment Servicing Agreement dated September 1, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

          (f) Amendment to Schedule A to Fulfillment Servicing Agreement dated January 29, 2004 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (g) Amendment dated January 29, 2005 to Schedule A to Fulfillment Servicing Agreement is incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement filed January 27, 2005.

     (8) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

          (a) First Amendment to Expense Limitation Agreement dated August 12, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (b) Expense Limitation Agreement between Registrant and Meridian Investment Management Corporation dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 17 to Registrant's Registration Statement filed November 26, 2003.

          (c) Second Amendment dated January 1, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (d) Third Amendment dated January 29, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (e) First Amendment dated January 1, 2004 to Expense Limitation Agreement dated December 1, 2003 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

          (f) Fourth Amendment dated August 9, 2004 to Expense Limitation Agreement dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

          (g) Fifth Amendment dated November 22, 2004 to Expense Limitation Agreement dated July 9, 2004 is incorporated by reference from Post-

          Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

          (h) Sixth Amendment dated August 9, 2005 to Expense Limitation Agreement dated July 9, 2004 is filed herewith as Exhibit (H)(8)(h).

(I) Opinion and Consent of Kirkpatrick & Lockhart is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

(J)  (1) Consent of Pricewaterhouse Coopers LLP is to be filed by amendment.

     (2) Powers of Attorney for Trustees and Officers dated November 22, 2004 are incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

     (3) Powers of Attorney for Trustees and Officers dated November 15, 2005 are filed herewith as exhibit (J)(3).

(K)  Omitted financial statements - Not applicable.

(L) Copy of Letter of Initial Stockholder is incorporated by reference to the Pre-effective Amendment.

(M) Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (1) Amendment to Exhibit A dated September 1, 2002 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (2) Amendment to Amended and Restated Rule 12b-1 Plan dated January 29, 2004 to Amended and Restated Rule 12b-1 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

(N) Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 13 to Registrant's Registration Statement filed July 11, 2002.

     (1) Amendment to Schedule A dated September 1, 2002 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 14 to Registrant's Registration Statement filed September 30, 2002.

     (2) Amendment to Schedule A dated January 29, 2004 to Amended and Restated Rule 18f-3 Plan dated July 9, 2002 is incorporated by reference from Post-Effective Amendment No. 18 to Registrant's Registration Statement filed January 27, 2004.

(O) Code of Ethics effective November 12, 2004 for ICON Funds, the Adviser and related entities is incorporated by reference from Post-Effective Amendment No. 19 to Registrant's Registration Statement filed November 29, 2004.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information contained in Part B of this Registration Statement at the section entitled "The Investment Adviser, Distributor and Other Service Providers."

ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registrant's investment adviser, administrator and distributor information is incorporated by reference to the Prospectuses and SAI contained in Part A and Part B of this Registration Statement at the sections entitled "The Funds' Investment Manager " in the Prospectuses, and "The Investment Adviser, Distributor and Other Service Providers" in the SAI.

ITEM 27. PRINCIPAL UNDERWRITERS

ICON Distributors, Inc. ("IDI") is the Registrant's principal underwriter. It is not an underwriter for any other investment company. Information pertaining to IDI is incorporated by reference to the Statements of Additional Information contained in Part B of this Registration Statement at the sections entitled "The Investment Adviser, Distributor, and Other Service Providers."

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained by the Registrant at BISYS Fund Services 3435 Stelzer Road, Columbus, OH 43219 and/or by the Registrant's Custodian (Brown Brothers Harriman), and the Registrant's transfer and shareholder service agent, Boston Financial Data Services, Inc.


ITEM 29. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

None.

ITEM 30. UNDERTAKINGS

Not Applicable

                                INDEX to EXHIBITS
                                ITEM DESCRIPTIONS

EXHIBIT           DESCRIPTION

(D)(9) Amendment dated January 31, 2006 to the Advisory Fee Schedule to the Investment Advisory Agreement is filed herewith as Exhibit (D)(9)

(G)(9)            Custodian Agreement between Registrant and Brown Brothers
                  Harriman & Company dated April 6, 2005 is filed herewith as
                  Exhibit (G)(9).

(G)(10)           Special Custody Account Agreement between Registrant, Brown
                  Brothers Harriman & Company, and Jefferies & Company, Inc.
                  dated April 25, 2005 is filed herewith as Exhibit (G)(10).

(H)(1)(c) Amendment to the Administrative Services Agreement Fee Schedule is filed herewith as Exhibit (H)(1)(C).

(H)(2)            Sub-Administration Agreement between ICON and BISYS Fund
                  Services Ohio, Inc. is filed herewith as Exhibit (H)(2)

(H)(4)            Transfer Agency and Service Agreement between Registrant and
                  Boston Financial Data Services, Inc. dated April 22, 2005 is filed herewith as Exhibit (H)(4).

(H)(6) Fund Accounting and Financial Administration Agreement between the Resistrant and BISYS Fund Services Ohio, Inc.
                  dated April 1, 2005 is filed herewith as Exhibit (H)(6)

(H)(8)(h)         Sixth Amendment dated August 9, 2005 to Expense Limitation
                  Agreement is filed herewith as exhibit (H)(8)(h)

(J)(3)            Powers of Attorney for Trustees and Officers dated November
                  15, 2005 are filed herewith as exhibit (J)(3)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (File No. 333-14927) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwood Village, State of Colorado, on the 30th day of November, 2005.

Attest:                                               ICON FUNDS


/s/  Donald Salcito                                   By: /s/ Craig T. Callahan
-----------------------                               -----------------------
Donald Salcito                                        Craig T. Callahan
Vice President and Secretary                          President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURES                        TITLE                           DATE
/s/ Craig T. Callahan             President and Trustee           November 30, 2005
------------------


/s/ R. Michael Sentel*            Trustee                         November 30, 2005
------------------


/s/ Glen F. Bergert*              Trustee                         November 30, 2005
------------------


/s/ John C. Pomeroy*              Trustee                         November 30, 2005
------------------


/s/ Gregory Kellam Scott*         Trustee                         November 30, 2005
------------------


/s/ Jonathan F. Zeschin*          Trustee                         November 30, 2005
------------------


/s/ Erik L. Jonson                Vice President, Chief           November 30, 2005
------------------                Accounting Officer and
                                  Chief Financial Officer


/s/ Donald Salcito                Vice President and              November 30, 2005
------------------                Secretary

By: /s/ Donald Salcito
------------------
Donald Salcito
Attorney-in-Fact*

*Original Powers of Attorney authorizing Donald Salcito, Erik L. Jonson and Charles W. Lutter, and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of the above-named trustees and officers of the Registrant are filed herewith as Exhibit (J)(3).